Exhibit 10.13

Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

Work Statement NB-3

WORK STATEMENT

This Work Statement NB-3 is entered into as of February 21, 2013 pursuant to Section 2.1 of the Clinical Trial Services Agreement dated as of March 29, 2011, by and between Radius Health, Inc. (“Radius”) and Nordic Bioscience Clinical Development VII A/S (“NB”) (the “Agreement”).  Capitalized terms used in this Work Statement NB-3 and not defined in this Work Statement NB-3 are used with the meanings ascribed to them in the Agreement.  This Work Statement NB-3 is attached to and becomes, upon execution by both parties below, a part of the Agreement, and sets forth the specific terms and conditions relating to the Services and Deliverables described herein.

In consideration of the mutual promises contained in the Agreement and for other good and valuable consideration the receipt and adequacy of which each of the parties does hereby acknowledge, the parties hereby agree to the terms of this Work Statement NB-3 entitled: BA058-05-005 “An Extension of Study BA058-05-003 to Evaluate 18 Months of BA058 Injection 80 µg/Placebo Treatment Followed by Six Months of Standard-of-Care Osteoporosis Treatment.”

This Work Statement NB-3 contains the following Attachments, each of which is made a part hereof:

Attachment A – Specifications/Key Assumptions/Services/Division of Responsibilities/Timeline Specifications
Attachment B – Budgets, Fees, Pass-through Costs, and Payment Schedule
Attachment C – Materials Provided by Either Party
Attachment D – Core Team Members/Key Personnel
Attachment E – Protocol or Protocol Summary
Attachment F – Reports and Information Management/Regular Meetings
Attachment G – Special Insurance
Attachment H - Transfer of Obligation
Attachment I – Clinical Trial Agreement Template
Attachment K - Indemnity Letter Template

IN WITNESS WHEREOF the parties have executed this Work Statement NB-3 intending it to take effect as an instrument under seal as part of the Agreement as of February 21, 2013.

RADIUS HEALTH, INC.		NORDIC BIOSCIENCE CLINICAL DEVELOPMENT VII A/S

By:	/s/ B. Nicholas Harvey	By:	/s/ Bente Juel Riis

Name:	B. Nicholas Harvey	Name:	Bente Juel Riis

Title:	Chief Financial Officer	Title:	Chief Executive Officer

Date:	February 21, 2013	Date:	February 21, 2013

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

Work Statement NB-3

Attachment A

Specifications/Key Assumptions/Services/Division of Responsibilities/Timeline Specifications

Study Assumptions

Radius Health, Inc.

Protocol:  BA058-05-005, “An Extension of Study BA058-05-003 to Evaluate 18 Months of BA058 Injection 80 µg/Placebo Treatment Followed by Six Months of Standard-of-Care Osteoporosis Treatment”

Protocol Number: BA058-05-005
Number of Sites:	29
Argentina	1
Brazil	5
Czech Republic	3
Denmark	3
Estonia	2
Hong Kong	1
India	0
Lithuania	1
Poland	6
Romania	1
USA	6
Visits per Completed Subject:	3

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Clinical Trial Timeline and Budget

RADIUS

BA058-05-005

Protocol 23 July 2012

Cost Proposal 06 February 2013

Sponsor:	RADIUS
Protocol ID:	BA058-05-005
Development Phase:	III
Disease:	Osteoporosis
Total # of Randomized and completed subjects	925
Nordic Start Study Activity	1-Apr-12
Expected Date of FPFV:	1-Oct-12
Expected Length of Recruitment (months):	18
Treatment duration (months)	6
Follow-up duration (months)	0
Close Out (months)	3
Duration of Nordic Involvement	27
Number of visits per patient:	3
Number of Countries:	10	Ar, Br, Dk, Cz, Ee, Li, Po, Ro, HK, USA
Number of Sites:	29	Ar x 1, Br x 5, Dk x 3, Cz x 3, Ee x 2, Li x 1, Po x 6, Ro x 1, HK x 1, USA x 6

Total Budget	EURO
Clinic Fee	[*]	925 subjects
Standard of Care Fee	[*]
CRO Activities (Nordic Bioscience)	[*]	All sites; excluding India
Central Lab Fee (Synarc Lab)	[*]	Shipment not included. Will be invoiced as pass through. Estimated to be 250,000 Euro
EDC system		Pass through. Estimated to be below 100,000 Euro
Calcium and D		Pass through. Estimated to be 15 Euro per month per subject
Alendronate		Pass through. Estimated to be 30 Euro per month per subject
Total Budget (Euro)	4,519,863	6,101,815	1.350

	USD	USD
Central Imaging Reading (Synarc Imaging)	579,495	Scalable and invoiced as pass through + shipment estimated 19,782 USD
Total Budget (USD)	6,681,310

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

Pass through Cost	EURO
Containers for 24-h urine collection	Included
Local Hematology Test’s	Included
Advertisement	Included
Monitoring Travel Expenses & Accomodations/ other travels	Included
Translation	Included
Investigator Meeting	Included
Alendronate	Not included
Image and Lab shipments	Not included
Submission Fee to ERC and CA	Not included
EDC system	Not included
Data Monitoring Committe	Not included
Patient insurrance	Not included
Annual reports to the FDA	Not included
External advisory Board	Not included
Statistical Data analysis and Clinical Study Report	Not included

Payment schedule	Euro

Upfront	[*]	17.84275262%
1,641 per enrolled subject	[*]	33.58342833%
216,784 per month for 7 months	[*]	33.57375989%
Subtotal	3,841,881	84.99994084%
Rest	677,982	15.00005916%

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

Work Statement NB-3

Attachment B

Budgets, Fees, Pass-through Costs, and Payment Schedule*

BA058-05-005 Protocol 23 July 2012

The Cash budget is Euro 4,519,863 and USD 579,495

The Bonus Equity Payment Amount budget is Euro 4,519,863 and USD 310,000

The Cash budget will be paid as follows:

•                  18% (Euro 806,468) has been paid at signing of the LOI dated October 22, 2012.

•                  [*]% (Euro [*]) of the Euro cash budget will be paid during enrollment at Euro [*] per randomized patients at all non-US sites (the SITES).

•                  The USD budget will be paid according to invoices received from Synarc Inc.

•                  [*]% (Euro [*]) of the Euro cash budget will be paid on a monthly basis over [*] months starting after patient randomization is completed with Euro [*] per month.

•                  The USD budget will be paid according to invoices received from Synarc Inc.

•                  [*]% (Euro [*]) of the Euro cash budget will be paid when the database is locked and transferred to and accepted by Radius.

•                  The USD budget will be paid according to invoices received from Synarc Inc.

Pass through costs will be invoiced on a monthly basis.

The Equity budget will be paid in concert with the cash payment after the same model as for Work Statement NB-1 and NB-2 under an amended Stock Issuance Agreement modeled on the Amended and Restated Stock Issuance Agreement entered into by the parties as of May 16, 2011.

The pricing specified in this Budget is calculated based upon 925 subjects randomized and completed but will be adjusted for the number of completed patients greater or less than 925 subjects as follows (i) on a fully pro rata basis for the Clinic Fee, the Central Lab Fee and the Central Imaging Reading Fee; and (ii) by an amount of euro [*] per subject for the CRO Activities Fee. However, the Cash Budget and the Bonus Equity Payment Amount shall be reduced by an amount of euro [*] per subject for Clinic Activities not performed at the SITES for any patients enrolled in the United States. Such reduction to be applied in pro rata installments to monthly payments after patient randomization is completed.  Otherwise, all pricing will be adjusted on a pro rata fashion to reflect the actual study activities completed by the study subjects.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Work Statement NB-3

Attachment C

Materials Provided by Either Party

Trial Activities & Delegation of Responsibilities

✓ = Owner
A = Approve
R = Review

Activity Responsible
	Nordic Bioscience	Radius (Sponsor)	Expectation
Sponsor & Service provider Governance
CCBR - Radius Governance Committee	✓	✓	Sponsor and Service provider will be responsible for creating an Executive Governance Committee to oversee program strategy and implementation.
Clinical Trial Joint Development Team	✓	✓	Sponsor and Service provider will appoint members of the clinical trial joint development team to implement the clinical study.

Regulatory
IND/CTA Preparation	R	✓	Sponsor will be responsible to create all IND and CTA submission documents. Service provider will be responsible for any required translations for the CTA.
FDA IND Submission & Updates		✓	Sponsor will be responsible for all FDA submissions.
CTA Submissions & Updates	✓	A	Service provider will be responsible for all CTA submissions. Sponsor approval of the submissions is required prior to submission. Sponsor is responsible for USA.
Health Authority, EC, IRB Queries & Response	✓(ex-US)	✓(US)	Sponsor and Service provider will be responsible to provide responses to Health Authority, Ethics Committee, and IRB queries, if necessary.
EUDRACT Registration	✓	✓	Sponsor will be responsible to register the clinical study to obtain an EUDRACT number and service provider will create the XML file for submission.
Investigator’s Brochure		✓	Sponsor will be responsible to create the Investigator Brochure and any updates.
Clinical Study Protocol	R	✓	Sponsor will be responsible to create the study protocol, and any amendments, if necessary. Service provider will be responsible to review the study protocol and any amendments, if necessary.
Clinical Study Extension Protocol	R	✓

Sponsor will be responsible to create the Extension study protocol, and any amendments, if necessary. Service provider will be responsible to review the Extension study protocol and any amendments, if necessary.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

✓ = Owner
A = Approve
R = Review

Activity Responsible
	Nordic Bioscience	Radius (Sponsor)	Expectation
Informed Consent Form (ICF, PIS)	R	✓	Sponsor will be responsible to create the Informed Consent Documents and/or Patient Information Sheets. Service provider will be responsible to review the ICF or PIS.
Ethics (IRB) Committees submissions & Updates	✓(ex-US)	✓(US)	Service Provider will be responsible for country and site Ethics Committees (IRB)
FDA SAE Submission & Follow Up(s)		✓	Sponsor will be responsible for SAE submissions to USA. See Health Authority reporting in Safety and Pharmacovigilance
Health Authority SAE Submissions & Follow Up(s)	✓	A

Service provider will be responsible for all Health Authority SAE submissions except USA. Sponsor will be responsible for approving the HA submissions. See Health Authority reporting in Safety and Pharmacovigilance

Legal representative (if required)	✓		Service provider will be responsible to provide Legal Representative services, on behalf of the sponsor, if required by local regulation.
Regulatory & Study Documents translations	✓	✓	Service provider will be responsible to provide all necessary document translations for regulatory and study documents.
Clinicaltrials.gov registration & management		✓	Sponsor will be responsible to register the clinical study on clinicaltrials.gov and manage the status of the study as required by regulation.
Clinical Trial Materials
Calcium and Vitamin D	✓		Service provider will manage sites to purchase calcium and vitamin D.
Alendronate	✓	✓

Service provider will manage sites to purchase initial supply of Alendronate until such time as Sponsor can provide Alendronate from a central source. Where central supply is not feasible, service provider will continue to manage local alendronate purchase.

Qualified Person for Drug Release		✓	Sponsor will be responsible for shipping study drug to the study centers
Study Drug Shipping		✓	Sponsor will be responsible for shipping study drug to the study centers.
Package Clinical Trial Materials	NA	✓	Sponsor will be responsible to package the clinical trial material, including payment of any third party costs related to packaging.
Country specific labels	NA	✓	Sponsor will be required for labeling

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

✓ = Owner
A = Approve
R = Review

Activity Responsible
	Nordic Bioscience	Radius (Sponsor)	Expectation
the study drug kits. Service provider will be responsible to provide label translation and review label prior to packaging.
Instructions for Use - Alendronate	NA	NA	Sponsor is responsible to provide the Package inserts
Sharps containers	NA	NA
Alcohol Swabs	NA	NA
Study Drug Release & Distribution (IVRS)	NA	NA
Study Drug Reconciliation — Patient, Site, & Study	✓	R

Service provider will be responsible to perform site level drug accountability during the clinical study. Each alendronate and vitamin D and calcium tablet will need to be accounted for during and at the end of the study for each patient at every clinical site.

Study Drug Destruction		✓	Sponsor will be responsible for final study drug destruction and accountability.
Study Drug: Import Broker, License & Requirements		✓

Sponsor will be responsible to provide all information necessary to import the study drug and clinical trial materials, as needed. Sponsor will be responsible to contract with a local customs or import broker to facilitate the import of clinical trial materials, if necessary.

Proforma Invoice		✓	Sponsor will be responsible to create the proforma invoices for importing study drug. Sponsor will be responsible to provide necessary information to complete the proforma invoice.
Clinical Trial Conduct
Data Safety Monitoring Board		✓	Sponsor will be responsible to create a Data Safety Monitoring Board for the clinical study as needed.
Clinical Trial Project Plan	R	✓

Sponsor will be responsible for developing a Clinical Trial Project Plan to identify the goals, objectives, timelines, milestones, organization chart, vendor list (including roles & responsibilities), and budget forecast and tracking for the clinical study. The Sponsor will be required to approve the clinical trial project plan prior to screening.

Clinical Trial Budget Forecasting & Tracking	✓	R	Service provider will be responsible for forecasting and tracking the trial expense and reporting to the Sponsor on a monthly basis.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

✓ = Owner
A = Approve
R = Review

Activity Responsible
	Nordic Bioscience	Radius (Sponsor)	Expectation
Clinical Trial Insurance		✓	Sponsor will be responsible for obtaining and maintaining insurance for the clinical trial. Sponsor will be responsible to provide proof of insurance to the Service provider, as required.
Safety Monitoring	✓		Service provider will be responsible for safety monitoring.
Medical Monitoring		✓	Sponsor is responsible for Medical Monitoring
Vendor Management - Labs, Dexa, EDC	✓		Service provider will be responsible for qualifying, contracting, payment for services, data collection, and quality and compliance for any service contracted out by the Service provider.
Vendor Management — Central Drug Manufacture/Package		✓	For geographies where central supply is feasible, Sponsor will secure centrally-sourced alendronate and ensure appropriate packaging for clinical use as needed.
Vendor Management - PK, AntibodyIVRS	NA	NA
Vendor Payments	✓	✓	Sponsor and Service provider will be responsible to pay third party vendors to whom they have contracted required study services.
Patient Recruitment, Screening, Enrollment	✓	R

Service provider will be responsible for patient recruitment, screening, and enrollment. Service provider will provide, until enrollment completes, the Sponsor with a weekly update of cumulative number of patients completed for 003 by week, , number screened within the reporting week, number screened but not enrolled, number failed screening, and number enrolled in 005.

Site Selection	N/A)	N/A	Site selection pre-determined in 003 study.
Site Management	✓		Service provider will be responsible for site management activities.
Site Confidentiality Agreements	✓ (ex-US)	✓ (US)

Service Provider will be responsible to collect Site Confidentiality agreements prior to communicating any study specific information. A copy of the CDA will be sent to the Sponsor upon execution of the document..

Site Contract/Agreement	✓ (ex-US)	✓ (US)	Service Provider will be responsible to create and manage the Site Contracts. A copy of the Site Agreement will be sent to the Sponsor upon execution of the document.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

✓ = Owner
A = Approve
R = Review

Activity Responsible
	Nordic Bioscience	Radius (Sponsor)	Expectation
Clinical Trial Monitoring & Plan	✓	A

Service provider will be responsible to create a clinical trial monitoring plan as per the Service provider’s SOP for Clinical Monitoring and monitor the clinical study conduct at the sites. The Sponsor is responsible for approving the monitoring plan prior to study start.

Clinical Trial Monitoring Reports	✓	R

Service provider will be responsible to create clinical trial monitoring reports that document the clinical trial monitoring visit. The clinical trial monitoring report will be generated using the format identified in the Service provider’s SOP. The monitoring reports will be made available to the Sponsor for review within 10-20 days of the monitoring visit - .

Clinical Trial Monitors	✓	A	Service provider will be responsible to provide qualified clinical trial monitors to perform required monitoring duties.
Monitor Travel Expense	✓		Service provider will be responsible for monitoring expenses.

Sponsor Meetings	✓	✓

Sponsor and Service provider will be responsible for scheduling Sponsor Meetings on a weekly basis during enrollment and monthly after enrollment completes. Meetings can also happen on an ad-hoc basis as required by the Sponsor or Service provider.

Sponsor Meeting Minutes	A	✓

Sponsor will be responsible to create the meeting minutes for the Sponsor meetings and circulate a draft within 24 hours. Service provider will review and provide comment within 24 hours. Meeting minutes will be required to be final within 72 hours.

Trial Staff Training	✓	R

Service provider will be responsible for training of all trial staff as well as documenting the training for new trial staff members and retraining of existing trial staff members. The training records will be made available for the Sponsor’s review.

Investigator Meeting & Training	✓	✓	Service provider will be responsible for planning and conducting the study investigator meetings. Sponsor will be responsible to assist in the preparation and approval of

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

✓ = Owner
A = Approve
R = Review

Activity Responsible
	Nordic Bioscience	Radius (Sponsor)	Expectation
investigator meeting training materials.
Central Imaging Analysis (BMD)	✓		Service provider will be responsible to provide central imaging services to assess the protocol required measures for bone mineral density.
Protocol Deviation & Waiver	✓	✓

Service provider will be responsible to identify and/or collect all protocol deviations and violations. All violations will be reviewed by the Study Safety Officer and the Medical Monitor prior to deciding if the patient can participate sin the study or must be excluded. Waivers should minimized and inclusion/exclusion criteria adhered to.

Sponsor Project Update Reports	✓		Service provider will be responsible to create monthly study status update reports as agreed with the CTL and MD.
Trial Master File	✓

Service provider will be responsible to create, maintain, and reconcile the trial master file including all required Essential Documents. At the end of the study, the trial master file will be sent to the Sponsor. The Sponsor will be responsible for archiving the trial master file. The TMF is electronic.

Site Trial File	✓

Service provider will be responsible to ensure the site trial file is complete at all times during the study. The Service provider will be responsible to reconcile the site file against the trial master file site file.

Investigator Site Payments	✓ (ex-US)	✓ (US)	Service provider will be responsible for site payments except the US.
Essential Document Collection	✓		Service provider will be responsible to collect and file all required GCP Essential Documents. The Essential Documents will be part of the trial master file.
Printing Study Documents	✓		Service provider will be responsible to print or contract printing services for all study documents for sites and patients.
Labs
Central or Local Safety Labs	✓		Service provider will be responsible for the central and safety lab vendor contracting, management, payments, sampling of patient samples, and reporting of sample results.
Central/Safety/Bone Marker Labs Data Reporting (SI Units)	✓		Service provider will be responsible for the transfer specification and

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

✓ = Owner
A = Approve
R = Review

Activity Responsible
	Nordic Bioscience	Radius (Sponsor)	Expectation
transfer of lab data from the central labs. Service provider will be responsible for validating the transfer and reconciling the lab data with the study database.
Abnormal lab value flags	✓		Service provider will be responsible for creating flags for abnormal lab values and ensuring these are communicated to the clinical sites.
Lab Specimen Management, Shipping & Reconciliation	✓		Service provider will be responsible for lab sample management, shipping and storage according to the required conditions, and reconciliation.
Lab Manual	✓	A

Service provider will be responsible to develop a lab manual with lab collection, handling, and shipping instructions for distribution to the site. The Sponsor will be responsible to approve the lab manual prior to study start.

Lab Kits & Supplies	✓		Service provider will be responsible to provide the lab kits and supplies to the study sites.
Lab Sample Storage	✓		Service provider will be responsible for storage of lab samples according to the required conditions until all lab data are final and reported.
Lab Sample Destruction	✓	A	Service provider will be responsible for destroying lab samples. Sponsor approval is required prior to destroying any lab samples.
Bone Marker Analysis & Data Reporting	✓		Service provider is responsible for the bone marker sample analysis and data reporting. The data transfer will be validated and reconciled with the study database.
PK & PK Data Reporting	NA	NA
Antibody (including NAbs) analysis & Data Reporting		✓	Sponsor will be responsible for Anti-drug antibody and neutralizing antibody sampling and data reporting.
Data Management
Data management plan	✓	A	Service provider will be responsible to create the Data Management Plan for the study upon approval of the CRF. Sponsor will be required to approve the plan before first patient first visit..
Annotated Case Report Form	✓	A	Service provider will be responsible to create the Annotated Case Report Forms based on CDISC SDTM. .
CRF	✓	A	Service provider will be responsible to create the Case Report Forms for data entry. Sponsor will be required to approve the CRF during the eCRF

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

✓ = Owner

A = Approve

R = Review

Activity Responsible
	Nordic Bioscience	Radius (Sponsor)	Expectation
user acceptance tests (eCRF screen review meetings).
CRF Completion Instructions	✓

Service provider will be responsible to create the CRF completion instructions and distribute to the study sites. Sponsor will be required to approve the CRF completion instructions prior to site distribution.

Data validation checks	✓	R	Service provider will be responsible to create the data entry data validation checks. The data validation checks will be provided for Sponsor review.
Database Development, Testing, and Validation	R	✓	Service provider will be responsible for database development, testing, and validation in compliance with 21 CFR Part 11.
EDC System User Acceptance Testing	✓

Service provider will be responsible for user acceptance testing the EDC system before it is release for production environment. Changes to the EDC system during the study must be tested before released to production

Data Cleaning & Query Management	✓	R	Service provider will be responsible to manage the study data collection, data cleaning, and query management process.
Double Data Entry	NA		For paper-based CRFs, Service provider will be responsible to double data enter the CRF data into the study database.
Data Transfers Specifications	✓	R

Service provider will be responsible to create the data transfer specifications for all data collected outside the study database from third party vendors. The data transfer specification will be provided for Sponsor review.

Data Transfers & Merge	✓	✓

Service provider will be responsible to collect and validate the external data transfer and merge the datasets into the study database. The data transfer specification will be provided for Sponsor review.

DSMB Data Preparation & Transfer	✓		Service provider will be responsible for cleaning the data, managing the queries and preparing a database transfer to the Sponsor’s statistician for a DSMB meeting.
Data Listings for Medical & Sponsor Review	✓	R

Service provider will be responsible to generate data listings for Medical and Sponsor Review during the study. The data listings will include: Reasons for Enrollment Failure, Baseline Demographics (during screening), Adverse Events (monthly),

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

✓ = Owner
A = Approve
R = Review

Activity Responsible
	Nordic Bioscience	Radius (Sponsor)	Expectation
Concomitant Medications (on request), Study Drug Administration (on request), Abnormal Labs (monthly), Elevated Calcium (on request).
Data Coding (MeDRA, WHO Drug)	✓	A

Service provider will be responsible to code all Adverse Events, Medical History and Concomitant Medications with MeDRA and WHO Drug and provide medical review and oversight of the coding. Sponsor will be responsible to approve the coding of events and medications appropriately.

eCRF and Query Tracking	✓		Service provider will be responsible to manage and track site compliance with data entry by tracking CRFs and queries.
SAE Database Reconciliation	✓	A

Sponsor and Service provider will be responsible to perform a reconciliation of the events in the safety and trial database. Service provider will perform an SAE reconciliation of the trial database with safety & pharmacovigilance reporting database prior to database lock. The Sponsor will be responsible to approve the SAE reconciliation has been performed accurately.

Local Tolerance Diary	A	✓	The Sponsor will be responsible to create the Local Tolerance Diary.
Drug Compliance Diary	A	✓	The Sponsor will be responsible to create the Drug Compliance Diary.
Patient CRFs for CSR (SAE or AE Discontinued)	✓		Service provider will be responsible to generate copies of the entire individual patient case report forms for all patients who had a serious adverse event or discontinued due to adverse event.
Investigator Signoff of Patient eCRF	✓		Service provider will be responsible to insure that the investigator has signed off on the patient case report forms that the data are reviewed and accurate.
Blinded Data Review Meeting with Sponsor	✓	A

Service provider will be responsible to provide the Sponsor with a completed database for blinded data review prior to database lock. Sponsor will be required to review and approve the database and data prior to database lock.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

✓ = Owner
A = Approve
R = Review

Activity Responsible
	Nordic Bioscience	Radius (Sponsor)	Expectation
Database Lock	✓	A

Service provider will be responsible to lock the study database. Sponsor will be required to review and approve all changes or queries generated during the blinded study review meeting have been resolved and the database can be locked.

Data Transfer to Sponsor	✓		Service provider will be responsible to transfer the study data and database to the sponsor.
Data Archiving & PDF	✓		Service provider will be responsible to generate data and PDF for archiving. Service provider will be responsible to provide each study center a data archive for the sites’ patients.
Safety & Pharmacovigilance
Study Safety Officer	✓	A	Service provider will be responsible to provide a Safety Officer to oversee and report on any serious adverse event.
Pharmacovigilance (PV) Plan	✓	A	Service provider will be responsible to develop a PV plan that documents the safety reporting process and health authority submission responsibilities.
Safety Reporting Database	✓	✓	Service provider will be responsible to enter serious adverse events data in a validated 21 CFR Part 11 compliant database provided by Sponsor.
SAE Site Reporting Form	✓	A

Service provider will be responsible to provide an SAE reporting form at the start of the study. This form will capture all the necessary reporting information requiring for submitting a CIOMS form to the Health Authorities. Sponsor will be responsible to approve the SAE reporting form.

ICSR CIOMS Initial & Follow up Forms	✓	A	Service provider will be responsible to complete the CIOMS form for all initial and follow up Suspected Unexpected Serious Adverse Event
ICSR Tracking of Health Authority filings	✓	R

Service provider will be responsible to create a tracking tool for all reported serious adverse events and report status (i.e., initial, follow up, dates of submission). Study Safety Officer is responsible for performing routine review of AEs and SAEs and performing an analysis of similar events.

Serious Adverse Event Narrative		✓	Sponsor will be responsible to create the SAE narrative for the clinical study report.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

✓ = Owner
A = Approve
R = Review

Activity Responsible
	Nordic Bioscience	Radius (Sponsor)	Expectation
DSUR; Annual & Periodic Safety Update Generation & Filing	✓	✓	Sponsor is responsible for creating the DSUR and will submit it in USA. Service provider will be responsible to submit it to all other Health Authorities.
Health Authority Reporting	✓	✓

Sponsor will be responsible to submit SAE CIOMS Initial and Follow up to USA. Service provider will be responsible to submit the CIOMS Initial and Follow up to all other Health Authorities. Reports are required to be made within timelines given in the PV Plan.

SAE CIOMS Site Distribution	✓		Service provider will be responsible to notify the sites and distribute the CIOMS forms to the sites for reporting to local ethics, as required.
SAE Reconciliation with Data Management	✓	✓

Sponsor and Service provider will be responsible to perform an SAE reconciliation of the trial database with safety & pharmacovigilance reporting database prior to database lock. The Sponsor will be responsible to approve the SAE reconciliation has been performed accurately.

Final Safety Report for HA, EC, IRB submission	✓	✓

Sponsor and Service provider will be responsible to create the final safety report at the end of the study as part of the CSR. Sponsor will submit final safety report to USA and Service Provider to other HAs and ECs.

Statistics
Randomization Scheme		✓	Sponsor’s statistician will be responsible to create and maintain the randomization scheme only unblinding after database lock.
Statistical Analysis Plan		✓	Sponsor’s statistician will be responsible to create the Statistical Analysis Plan (SAP) prior to database lock.
Statistical Programming		✓	Sponsor’s statistician and statistical programmer will be responsible to develop the statistical programming for the analyses and TLFs
TLF Generation		✓	Sponsor’s statistician will be responsible to generate all tables, listings, and figures for the study.
Data Analysis		✓	Sponsor’s statistician will be responsible to perform the study analyses.
DSMB Table Generation		✓	Sponsor’s statistician will be responsible to generate the required tables and data for the DSMB.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

✓ = Owner
A = Approve
R = Review

Activity Responsible
	Nordic Bioscience	Radius (Sponsor)	Expectation
Population PK Analysis Plan		✓	Sponsor’s statistician will be responsible to create the PopPK analysis plan prior to database lock.
Population PK Analysis		✓	Sponsor’s statistician will be responsible to generate the programming and analyses for the Population PK analysis.
Medical Writing
Clinical Study Report		✓	Sponsor’s Medical Writer will be responsible to write the clinical study report
CSR Narratives (SAE, AE Discontinuation)	✓	✓

Service provider’s Safety & Pharmacovigilance group will be responsible for generation the CIOMS forms during the clinical study. The Sponsor’s Medical Writer will be responsible for generating and incorporating the narratives into the CSR.

Quality
CRO Qualification		✓	Sponsor will be responsible for qualification of the Service provider.
CRO GCP and systems audits		✓	Sponsor may be responsible, from time to time, to conduct Service provider GCP and systems audits.
Third party qualification and audit		✓	Sponsor may be responsible, from time to time, to conduct qualifications and audits for third party vendors.
Investigator site audits		✓	Sponsor may be responsible, from time to time, to conduct investigator site audits.
Health Authority inspections/audits	✓	✓

In the event of an Health Authority inspection of the Service provider or sites, the Service provider and Sponsor will be responsible for assisting with the inspection, providing responses to inspector requests, and drafting follow up responses to the inspection inquiries.

Clinical trial documents review and audit		✓	Sponsor may be responsible, from time to time, to review and/or audit the Service provider’s clinical trial documents (i.e., trial master files).

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Work Statement NB-3

Attachment D

Core Team Members/Key Personnel

The following core team members will conduct the services listed in Attachment A.

Sponsor will be notified of any changes to the core team member.

Study Safety Officer	Bente Juel Riis	[*]
Clinical Trial Leader	Jeppe Ragnar Andersen	[*]
Clinical Trial Manager	Morten Thorup Pedersen	[*]
Pharmacovigilance Manager	Bodil Simonsen	[*]
Clinical Data Managers	Henrik Bo Hansen Ole Eskildsen	[*] [*]
Statistical Advisor	Inger Byrjalsen	[*]
Medical Coder	Lisbeth Heiden	[*]
Head of Central Laboratory	Per Qvist	[*]
Clinical Regulatory Coordinator	Bodil Simonsen	[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Work Statement NB-3

Attachment E

Protocol title and date

Study Protocol BA058-05-005: An Extension Study to Evaluate Six Months of Standard-of-Care Osteoporosis Management Following Completion of 18 Months of BA058 or Placebo Treatment in Protocol BA058-05-003, dated 23 July 2012.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Radius Health, Inc.	Confidential

CLINICAL STUDY PROTOCOL

An Extension Study to Evaluate Six Months of Standard-of-Care Osteoporosis Management Following Completion of 18 Months of BA058 or Placebo Treatment in Protocol BA058-05-003

This study will be conducted according to the protocol and in compliance with Good Clinical Practice, the ethical principles stated in the Declaration of Helsinki, and other applicable regulatory requirements.

Protocol Number:	Protocol BA058-05-005
Protocol Date (Version):	Original (23 July 2012)
EudraCT Number	2012-002216-10
IND Number:	73,176
Study Sponsor:	Radius Health, Inc. 201 Broadway, 6th Floor Cambridge, MA 02139, USA Tel: 617.551.4700. Fax: 617.551.4701
Sponsor Medical Monitor:	Louis Brenner, MD Chief Medical Officer, Radius Health, Inc. Tel: 617.551.4006. Fax: 617.551.4701. Email: [*]
Study Safety Officer	Bente Juel Riis, MD Medical Advisor, Nordic Bioscience A/S Tel: +45 22 90 13 17. Fax: +41 91 970 2988 Email: [*]
Contract Research Organization (CRO):	Nordic Bioscience A/S Herlev Hovedgade 207 2730 Herlev, Denmark Tel: +45 4452 5252. Fax: +45 4452 5251

Disclosure Statement
This document contains information that is confidential and proprietary to Radius Health, Incorporated (RADIUS).  This information is being provided to you solely for the purpose of evaluation and/or conducting a clinical trial for RADIUS.  You may disclose the contents of this document only to study personnel under your supervision and/or to your institutional review board(s) or ethics committee(s) who need to know the contents for this purpose and who have been advised on the confidential nature of the document.

Protocol BA058-05-005 (Original) 23 July 2012

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PROTOCOL SYNOPSIS

Title:      An Extension Study to Evaluate Six Months of Standard-of-Care Osteoporosis Management Following Completion of 18 Months of BA058 or Placebo Treatment in Protocol BA058-05-003

Protocol Number:  BA058-05-005

Test Drug:  BA058 Injection

Study Objectives:

The primary objective of this study is to collect clinical information regarding six months of standard-of-care osteoporosis management, including treatment with alendronate, in subjects who have previously received 18 months of blinded treatment with BA058 Injection or Placebo in Study BA058-05-003.  Safety data will be obtained via clinical, laboratory and radiologic assessments.  Since it is recommended and anticipated that the majority of the subjects will be treated with alendronate during the six month study, the study objectives are based upon alendronate treatment.

The specific objectives of this study are to:

•                  Provide additional information on safety in study subjects receiving six months of treatment with alendronate following 18 months of treatment with BA058 Injection 80 µg/Placebo.

•                  Provide information on the vertebral fracture rate in subjects receiving six months of treatment with alendronate following 18 months of treatment with BA058 Injection 80 µg/Placebo.

•                  Provide additional information on non-vertebral fractures and BMD change associated with six months of treatment with alendronate following 18 months of treatment with BA058 Injection 80 µg/Placebo.

Study Population:

Subjects with postmenopausal osteoporosis who completed the End-of-Treatment Visit (Visit 9) for Study BA058-05-003 and were previously randomized to either blinded BA058 Injection 80 µg or blinded Placebo are eligible for inclusion into this Extension Study provided that they fulfill the Inclusion/Exclusion criteria described below.

Inclusion/Exclusion Criteria

Otherwise healthy ambulatory postmenopausal women who participated in, and who completed 18 months of treatment with either blinded BA058 Injection 80 µg or blinded Placebo in Study BA058-05-003, are scheduled to complete or have completed the End-of-Treatment visit (Visit 9 in Study BA058-05-003), and who have provided a new written informed consent for the Extension Study, are eligible for enrollment into this study.  Participants must be no more than 33 days from last dose of study medication in Study BA058-05-003 to be eligible for this study.  The physical exam and labs from the End-of-Treatment visit from Protocol BA058-05-003 (Visit 9) of the BA058-05-003 study will provide baseline data for this Extension Study.  In addition, the subjects must, in the opinion of the Investigator, be appropriate candidates for further osteoporosis management.

Subjects will not be enrolled if they experienced a treatment-related SAE as assessed by the Investigator, or if they were withdrawn from Study BA058-05-003 for any reason.  Subjects who are not candidates for alendronate treatment will receive standard-of-care management determined to be

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

appropriate by the Investigator.  Specific inclusion and exclusion criteria are described in Section 4.1 and Section 4.2, respectively.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Study Design and Methodology:

Number of Subjects

All subjects who were randomized to the BA058 Injection 80 µg/Placebo arms in Study BA058-05-003, and who completed 18 months of treatment will be offered the opportunity to participate in this study.  There will, therefore, be a potential maximum of 1,600 subjects eligible to be enrolled in this study.

Design

This study will be an open-label extension of Study BA058-05-003.  The purpose of the study is to provide longer term safety data, fracture data and BMD data after six months of standard-of-care osteoporosis treatment, including treatment with alendronate, in otherwise healthy ambulatory postmenopausal women with severe osteoporosis who have previously received 18 months of blinded treatment with BA058 Injection or Placebo.

Subjects randomized to BA058 Injection 80 µg/Placebo in Study BA058-05-003 and who are candidates for ongoing osteoporosis care, will receive six months of treatment with oral alendronate at a dose of 10 mg per day.  Subjects who are sensitive to alendronate, or who are not candidates for alendronate, may also participate in the study and be treated with an alternative osteoporosis medication according to the Investigator.  Both groups of subjects will undergo protocol specified procedures (Section 7.0, Appendix 14.1 and 14.2) including BMD and fracture assessment.  The study design is presented in Figure 1, below.

~~Figure 1: Protocol BA058-05-005 Study Design~~

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Figure 1:  Protocol BA058-05-005 Study Design

In this study, the Follow-up Visit from the 18 month study (Visit 10 from Study BA058-05-003) will serve as the Day 1 Visit (Visit 1) for this six month extension study (Study BA058-05-005).

All subjects will continue to take calcium and vitamin D supplementation throughout the Extension Study.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Study Visits

At the End-of-Treatment Visit (Visit 9) for Study BA058-05-003, the possibility of participating in the Extension Study will be discussed with subjects randomized to BA058 80 µg/Placebo.  This Extension Study will be comprised of standard-of-care osteoporosis management, including six months of treatment with alendronate, if appropriate.  In the month between Visit 9 and Visit 10 (between months 18 and 19 of Study BA058-05-003), the Investigator will consider the results of the assessments performed at Visit 9, including a local review of BMD, and determine if alendronate, or an alternative therapy, is appropriate for the subject, as part of this extension study.

At the Follow-up (Visit 10 for Protocol BA058-05-003, Day 1 for Protocol BA058-05-005) subjects; who were randomized to BA058 Injection 80 µg/Placebo, who fulfill the inclusion/exclusion criteria (Section 4.1 and Section 4.2), and who have agreed to participate in the Extension Study; will sign the Informed Consent Form and be enrolled in the study.

Alendronate is the recommended osteoporosis treatment for this extension study.  Subjects who have been determined by the Investigator to be candidates for alendronate therapy will receive open-label oral alendronate treatment at a dose of 10 mg per day for six months.  Subjects will be instructed to take their first dose of alendronate for Study BA058-05-005 in the morning, on the day following their Day 1 visit.  Subjects who are not candidates for alendronate will receive alternative standard-of-care management, as determined by the Investigator, for osteoporosis for six months.

All subjects will have clinic visits for study related procedures at Day 1, Month 3 and Month 6.  For the purpose of this study one month is equal to 30 days.

Statistical Considerations:

Exploratory statistical analyses will assess longer term safety, fracture incidence (including vertebral and non-vertebral fracture), and BMD change following treatment with alendronate for six months after the completion of a subject’s participation of 18 months in study BA058-05-003.

Fractures and BMD Analyses

All specified endpoints will be summarized by treatment group and study period using standard descriptive statistics (n, mean, SD, median, minimum, maximum or n and %, as appropriate).  The fracture incidence; either clinically or radiologically determined, based on clinical events or protocol-directed vertebral x-rays at Month 6 of this Extension Study; will be tabulated.  In addition, BMD results from the six months of treatment with alendronate will also be tabulated, with additional tabular categories for results from the entire contiguous 24 months from baseline of study BA058-05-003 through the end of Study BA058-05-005, as well as the results during the 18 months of study BA058-05-003, for subjects who eventually enter study BA058-05-005.  These descriptive analyses will be conducted on all subjects with baseline and post-baseline data.  The analyses for the group that does not receive alendronate will also be descriptive in nature.

Safety Analysis

Data will be summarized and tabulated based on the enrolled population for this Extension Protocol.  All subjects enrolled in the Extension Protocol will be included in the safety analysis that will be performed on the following parameters:

•                  Incidence and severity of AEs.

•                  Pathological changes in hematology, chemistry and urinalysis data based on normal ranges supplied by the clinical laboratory, if applicable.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Safety assessments for changes in physical examination, vital signs, ECG, and laboratory tests will be descriptively summarized by treatment and study periods.  Concomitant medication classes will be categorized using World Health Organization (WHO) drug dictionary and summarized by number and percent of subjects using each class by treatment group.  All treatment emergent adverse events (TEAEs) will be coded for system organ class (SOC) and preferred term (PT) using MedDRA and the number (%) of subjects experiencing each AE (SOC/PT) will be summarized by treatment, relationship to treatment, and severity.  All serious adverse events (SAE) will be listed and the number (%) of subjects with an SAE presented by treatment group.

Procedures and Assessments

Fractures and BMD

The End-of-Treatment (Visit 9) evaluations for vertebral fracture assessment, non-vertebral fracture assessment and BMD from Study BA058-05-003 will serve as the baseline evaluations in this study.  The Day 1 assessment will be concurrent with the Follow-up Visit (Visit 10) for Study BA058-05-003.  Subjects will return to the clinic for assessment of BMD at spine, hip and wrist (for those subjects who had wrist DXAs performed in Study BA058-05-003) at Month 6.  Clinical and radiographic assessments for fractures, bone marker assessments of anabolism (PINP, bone-specific alkaline phosphatase and osteocalcin) and resorption (CTX) will be performed at Month 6.

Safety

Safety evaluations performed will include physical examinations, vital signs, 12-lead ECGs, clinical laboratory tests, and monitoring and recording of adverse events.

Complete details of the study assessments are provided in Section 7.0, in the Schedule of Visits and Procedures (Appendix 14.1) and in the Suggested Schedule of Events and Procedures by Study Visit (Appendix 14.2).

Treatments Administered

Alendronate sodium (Fosamax®, Merck & Co., Inc., or other approved generic manufacturer) 10 mg tablets for oral administration contain 13.05 mg of alendronate monosodium salt trihydrate which is the molar equivalent of 10 mg free acid and excipients.  Alendronate should be stored in a well-closed container at room temperature, 15-30ºC.  The alendronate may be generic substitutable approved versions which contain different inactive ingredients, but the amount of active free alendronate must be equivalent to 10 mg.  Alendronate will be sourced locally by the medical center and reimbursed by the Sponsor.

Any alternative treatment(s) for osteoporosis will be sourced locally at the discretion of the Investigator.  The Sponsor and the Investigator will not provide or be responsible for the costs of the alternative medication, should one be prescribed.  This will be at the discretion of the Investigator and subject.

Calcium (500—1000 mg) and vitamin D (400—800 IU) supplements will be sourced locally by the medical center and provided to the subjects at the expense of the Sponsor.  Independent of alendronate, or other prescribed osteoporosis medication, subjects will continue to take calcium and vitamin D as they did in Study BA058-05-003.

Duration of Subject Participation:

Participation will be approximately seven months (28 weeks) from enrollment to completion of final study evaluations.  In combination with Study BA058-05-003, subjects will participate in this clinical

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

postmenopausal osteoporosis program for 26 to 27 months.  The first visit of Study BA058-05-005 will be concurrent with Visit 10 of Study BA058-05-003.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TABLE OF CONTENTS

PROTOCOL SYNOPSIS					3

Table of Contents					10

List of Abbreviations					14

1.0	introduction				16
	1.1	Background Information			16
	1.2	Drug Under Study			16
		1.2.1	Efficacy of Alendronate		16
		1.2.2	Safety of Alendronate Sodium		17
	1.3	Study Rationale and Selection of Doses			18
		1.3.1	Study Rationale		18
		1.3.2	Study Design		18
		1.3.3	Study Population		19
		1.3.4	Selection of Endpoints		19
		1.3.5	Selection of Dose		19

2.0	STUDY OBJECTIVES				19

3.0	INVESTIGATIONAL PLAN				20
	3.1	Overall Design and Study Plan			20
		3.1.1	Treatment Period		21

4.0	SELECTION OF STUDY POPULATION				22
	4.1	Number of Subjects			22
	4.2	Inclusion Criteria			22
	4.3	Exclusion Criteria			22
	4.4	Withdrawal of Subjects from the Study			23
	4.5	Temporary Suspension of Treatment			23
	4.6	Replacement of Subjects			23

5.0	STUDY TREATMENTS				24
	5.1	Study Medications			24
		5.1.1	Alendronate		24
			5.1.1.1	Restrictions on Alendronate Use	24
		5.1.2	Alternative Osteoporosis Medication		24

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

		5.1.3	Calcium and Vitamin D Supplements	24
	5.2	Packaging, Labeling and Storage		24
		5.2.1	Storage	24
	5.3	Treatment Assignment		25
	5.4	Study Medication Administration		25
		5.4.1	Alendronate Administration	25
		5.4.2	Alternative Osteoporosis Medication Administration	25
	5.5	Treatment Compliance		25
	5.6	Unblinding of Study Medication		26

6.0	CONCOMITANT MEDICATIONS			26
	6.1	Concomitant Medications		26
	6.2	Prohibited Medications		26

7.0	STUDY ASSESSMENTS			27
	7.1	Clinical Procedures/Assessments		27
		7.1.1	Informed Consent	27
		7.1.2	Medical History	27
		7.1.3	Physical Examination	27
		7.1.4	Vital Signs	27
		7.1.5	Orthostatic Blood Pressure and Heart Rate	27
		7.1.6	Electrocardiogram	28
		7.1.7	Clinical Laboratory Evaluations	28
		7.1.8	Clinical Chemistry and Urinalysis (Dipstick)	28
		7.1.9	Hematology	29
		7.1.10	Coagulation	29
		7.1.11	24-Hour Urine Collection	29
		7.1.12	Bone Mineral Density	30
		7.1.13	Serum Markers of Bone Metabolism	30
		7.1.14	Clinical and Radiologic Evaluation of Fractures	30
		7.1.15	BA058 Antibody Assessments	30
		7.1.16	Subject Diaries	31
		7.1.17	Activity and Diet	31

8.0	ADVERSE EVENTS AND SAFETY EVALUATION			31
	8.1	Definitions, Documentation, and Reporting		31
		8.1.1	Adverse Event Definition	31
		8.1.2	Serious Adverse Event Definition	31
	8.2	Monitoring of Adverse Events and Period of Observation		32
	8.3	Procedures for Recording and Reporting AEs and SAEs		32
	8.4	Rules for Suspension of the Study		34

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.0	Statistical Procedures			34
	9.1	Sample Size		35
	9.2	Randomization, Stratification and Blinding		35
	9.3	Populations for Analysis		35
		9.3.1	Safety Population	35
	9.4	Procedures for Handling Missing, Unused, and Spurious Data		35
	9.5	Statistical Methods		35
		9.5.1	Statistical Considerations	35
		9.5.2	Baseline Comparisons	35
		9.5.3	Fractures and BMD Analysis	36
		9.5.4	Safety Analysis	36
		9.5.5	Procedures for Reporting Deviations to Original Statistical Analysis Plan	36
	9.6	Data Oversight		36
		9.6.1	Central Review of Radiographs and DXA Scans	36

10.0	ADMINISTRATIVE REQUIREMENTS			37
	10.1	Good Clinical Practice		37
	10.2	Ethical Considerations		36
	10.3	Subject Information and Informed Consent		37
	10.4	Protocol Compliance		37
	10.5	Case Report Form Completion		38
	10.6	Source Documents		38
	10.7	Study Monitoring		38
	10.8	On-Site Audits		39
	10.9	Drug Accountability		39
	10.10	Record Retention		39
	10.11	Study Termination		39
	10.12	Liability and Insurance		40

11.0	USE OF INFORMATION AND PUBLICATION OF STUDY FINDINGS			40
	11.1	Use of Information		40
	11.2	Publication		41

12.0	INVESTIGATOR AGREEMENT			42

13.0	References			43

14.0	APPENDICES			44
	14.1	Schedule of Visits and Procedures		45
	14.2	Suggested Schedule of Events and Procedures by Study Visit		47

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.3	Eastern Cooperative Oncology Group (ECOG) Common Toxicity Criteria	1

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

LIST OF ABBREVIATIONS

Abbreviation	Term
°C	Degree Celsius
°F	Degree Fahrenheit
µg	Microgram
µmol	Micromole
AE	Adverse event
ALT	Alanine aminotransferase
AST	Aspartate aminotransferase
BMD	Bone mineral density
BMI	Body mass index
bpm	Beats per minute
BSAP	Bone-specific alkaline phosphatase
BUN	Blood urea nitrogen
cm	Centimeter
CPK	Creatine phosphokinase
CRF	Case report form
CRO	Contract research organization
CTX	C-telopeptides of type 1 collagen crosslinks (serum)
DXA	Dual energy x-ray absorptiometry
ECG	Electrocardiogram
eCRF	Electronic case report form
FDA	Food and Drug Administration
g	Gram
GCP	Good clinical practice
GGT	Gamma-glutamyltranspeptidase
GLP	Good laboratory practice
GMP	Good manufacturing practice
hPTH1R	Human parathyroid hormone receptor 1
ICH	International Conference on Harmonization
IEC	Independent ethics committee
IRB	Institutional review board
ITT	Intent-to-treat
IU	International unit
IV	Intravenous
IVRS	Interactive voice response system
kg	Kilogram
L	Liter
LDH	Lactate dehydrogenase

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Abbreviation	Term
MCH	Mean corpuscular hemoglobin
MCHC	Mean corpuscular hemoglobin concentration
MCV	Mean corpuscular volume
MedDRA	Medical dictionary for regulatory activities
µL	Microliter
mg	Milligram
mL	Milliliter
mmHg	Millimeter of mercury
msec	Millisecond
NPO	Nothing by mouth
ng	Nanogram
ONJ	Osteonecrosis of the jaw
pg	Picogram
PINP	N-terminal propeptide of type I procollagen
PT	Prothrombin time
PTH	Parathyroid hormone
PTHrP	Parathyroid hormone related peptide
PTT	Partial thromboplastin time
PUBs	Upper respiratory perforations, ulcers and bleeds
QT	Total depolarization and repolarization time
QTc	Total depolarization and repolarization time corrected with heart rate
RBC	Red blood cell
rhPTH	Recombinant hPTH
SAE	Serious adverse event
SC	Subcutaneous
SD	Standard deviation
SERMs	Selective estrogen receptor modulators
SOP	Standard operating procedure
ULN	Upper Limit of Normal
WBC	White blood cells
WHO	World Health Organization

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.0        INTRODUCTION

1.1                         Background Information

Osteoporosis is a systemic skeletal disease characterized by low bone mass and microarchitectural deterioration of bone tissue which leads to enhanced fragility and increased risk of fractures (Rizzoli, 2001).  It is estimated that over 200 million people worldwide have osteoporosis (Reginster, 2006) and osteoporosis causes more than 8.9 million fractures worldwide, of which more than 4.5 million occur in the Americas and Europe (WHO Scientific Group, 2007).  The vast majority of osteoporotic fractures occur in elderly women and incidence increases markedly with age.  Most fractures occur at the spine, wrist and hip.  Of these, hip fractures carry the highest morbidity and mortality.  In 1990, the total number of hip fractures in men and women was estimated to be 1.26 million worldwide, and it is estimated that this number will increase to 3.6 million by 2025 and to 4.5 million by 2050 (Gullberg, 1997).

Subject enrolled in this Extension Study will have completed 18 months of treatment with BA058 Injection 80 µg/Placebo.  BA058 is a synthetic 34 amino acid analog of PTHrP, with molecular modifications of specific amino acids, and is under clinical development for the prevention of fractures in postmenopausal women with severe osteoporosis who are at a risk for fracture.  BA058 shows particular potential for reversing bone loss at both the spine and the hip, the site of the most debilitating osteoporotic fractures in elderly women.  BA058 is a synthetic analog of PTHrP (1-34) designed to give a greater anabolic effect than hPTH.  Initial in vitro and in vivo studies identified BA058 as displaying bone anabolic properties without a significant hypercalcemic effect.  In humans, BA058 has different pharmacokinetics (PK) and pharmacodynamics (PD) properties than hPTH(1-34) and has been shown in a Phase 2 study (BA058-05-002) to have similar or greater efficacy in restoring bone mineral density (BMD) in individuals with osteoporosis than hPTH(1-34).  Overall, BA058 has been well tolerated in previous studies.

This is an open-label Extension of Study BA058-05-003.  Enrollment requires previous participation in, and successful completion of, 18 months of treatment with BA058 Injection 80 µg/Placebo in Study BA058-05-003.  The purpose of this extension is to accumulate longer-term safety, fracture, and BMD data in subjects who receive six months of standard-of-care osteoporosis treatment, including treatment with alendronate, following 18 months of treatment with blinded BA058/Placebo treatment.  Alendronate, a bisphosphonate, is approved and marketed world-wide for the treatment and prevention of osteoporosis in postmenopausal women.

1.2                               Drug Under Study

1.2.1                     Efficacy of Alendronate

Alendronate is a bisphosphonate that acts as a specific inhibitor of osteoclast-mediated bone resorption.  Bisphosphonates are synthetic analogs of pyrophosphate that bind to the hydroxyapatite found in bone.  At the cellular level, alendronate shows preferential localization to sites of bone resorption, specifically under osteoclasts.  The osteoclasts adhere normally to the bone surface but lack the ruffled border that is indicative of active resorption.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Alendronate does not interfere with osteoclast recruitment or attachment, but it does inhibit osteoclast activity. (Fosamax Package Insert)

Bisphosphonates including alendronate are widely used to treat osteoporosis.  In animal models, minipigs treated with alendronate exhibited a direct correlation between cancellous bone volume and bone strength (Lefage 1995).  In primates, treatment with alendronate increased the strength of cancellous bone between 44 and 100% (the effect was dose dependent) when compared to vehicle, and also increased bone mass (Balena 1993).  In dogs, this increase in bone mass occurred without causing abnormalities in bone modeling of bone structure (Balena, 1996).

In postmenopausal women, alendronate has been demonstrated to increase bone mineral density, decrease bone turnover and reduce the risk of fracture among women with osteoporosis (Tucci, 1996; Devogelaer, 1996; Liberman, 1995).  The therapeutic effects on bone density, remodeling and fracture prevention persist following daily treatment at an oral dose of 10 mg for up to 10 years (Bone, 2004).  Studies have demonstrated that sequential treatment of osteoporosis with one year of treatment with PTH followed by one year of treatment with alendronate resulted in an increase in vertebral bone density that was considerably greater than previously reported for alendronate alone (Rittmaster, 2000).  In subjects receiving PTH(1-84) followed by alendronate, there were significant increases in BMD, in particular trabecular spine, when compared to PTH(1-84) followed by placebo (31% vs. 14%, p<0.001) (Black, 2005).

1.2.2                     Safety of Alendronate Sodium

According to the US package insert for Fosamax® (alendronate sodium), in studies of up to five years duration, adverse experiences usually were mild and generally did not require discontinuation of therapy.  In a three-year, placebo-controlled, double blind study in which 196 subjects were treated with 10 mg/day, discontinuation due to any adverse experience occurred in 4.1% of subjects treated with alendronate, and 6% of 397 subjects treated with placebo.  The most frequently reported adverse event (occurring in >2% of subjects treated with alendronate) in this study were abdominal pain, musculoskeletal pain, nausea, dyspepsia, constipation, diarrhea, flatulence, headache and acid regurgitation.

Alendronate may cause local irritation of the upper gastrointestinal mucosa.  Esophageal adverse experiences, such as esophagitis, esophageal ulcers and esophageal erosions occasionally with bleeding and rarely followed by esophageal stricture or perforation have been reported.  Osteonecrosis of the jaw (ONJ), which can occur spontaneously, is generally associated with tooth extraction and/or local infection with delayed healing, has been reported in subjects taking alendronate.  For subjects requiring dental procedures, discontinuation of alendronate therapy may reduce the risk for ONJ.

Atypical, low-energy, or low trauma fractures of the femoral shaft have been reported in bisphosphonate-treated patients.  These fractures can occur anywhere in the femoral shaft from just below the lesser trochanter to above the supracondylar flare and are transverse or short oblique in orientation without evidence of comminution.  Causality has not been established as these fractures also occur in osteoporotic patients who have not been treated with bisphosphonates.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Atypical femur fractures most commonly occur with minimal or no trauma to the affected area.  They may be bilateral and many patients report prodromal pain in the affected area, usually presenting as dull, aching thigh pain, weeks to months before a complete fracture occurs.  A number of reports note that patients were also receiving treatment with glucocorticoids (e.g. prednisone) at the time of fracture.

Any patient with a history of bisphosphonate exposure who presents with thigh or groin pain should be suspected of having an atypical fracture and should be evaluated to rule out an incomplete femur fracture.  Patients presenting with an atypical fracture should also be assessed for symptoms and signs of fracture in the contralateral limb.  Interruption of bisphosphonate therapy should be considered, pending a risk/benefit assessment, on an individual basis.

According to the Summary of Product Characteristics for alendronate from the EMA, the following adverse experiences have been reported in alendronate treated subject during clinical trials and/or post-marketing use:

Common:  Headache, abdominal pain, dyspepsia, constipation, diarrhea, flatulence, esophageal ulcer, dysphagia, abdominal distension, acid regurgitation and musculoskeletal pain.

Uncommon:  Nausea, vomiting, gastritis, esophagitis, esophageal erosions, melena, rash, pruritus and erythema.

Rare:  Hypersensitivity reactions including urticarial and angioedema, symptomatic hypocalcemia (often in association with predisposing conditions), uveitis, scleritis, episcleritis, esophageal stricture, oropharyngeal ulceration, upper gastrointestinal perforations, ulcers and bleeds (PUBs), rash with photosensitivity, osteonecrosis of the jaw, atypical subtrochanteric and diaphyseal femoral fractures and transient symptoms as in an acute-phase response (myalgia, malaise and rarely, fever), typically associated with initiation of treatment.

1.3                               Study Rationale and Selection of Doses

1.3.1                     Study Rationale

The purpose of the study is to provide longer term safety data, fracture data and BMD data after six months of standard-of-care osteoporosis treatment, including treatment with alendronate, in otherwise healthy ambulatory postmenopausal women with severe osteoporosis who have previously received 18 months of blinded treatment with BA058 Injection or Placebo.

1.3.2                     Study Design

Subjects randomized to BA058 Injection 80 µg/Placebo, who have completed 18 months of treatment in Protocol BA058-05-003 and, who meet the Inclusion/Exclusion criteria (Sections 4.2 and 4.3) are eligible to participate in this study.  Subjects originally randomized to BA058 Injection 80 µg/Placebo in Study BA058-05-003 and who are candidates for ongoing osteoporosis care, will receive six months of daily open-label alendronate treatment at a dose of 10 mg/day.  Subjects who are sensitive to alendronate, or who are not candidates

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

for alendronate, may also participate in the study and be treated with an alternative osteoporosis medication according to the Investigator.

1.3.3                     Study Population

The study population in this protocol is comprised of otherwise healthy ambulatory postmenopausal women who:

1.              have participated in Study BA058-05-003,

2.              were randomized to either BA058 Injection 80 µg/Placebo,

3.              have completed the End-of-Treatment Visit (Visit 9 in Study BA058-05-003), and

4.              have provided a new written informed consent for this protocol.

Subjects will not be enrolled if they experienced treatment-related SAE or were withdrawn from Study BA058-05-003 for any reason.

1.3.4                     Selection of Endpoints

The fracture incidence; either clinically or radiologically determined, based on clinical events or protocol-directed vertebral x-rays at Month 6 of this Extension Study; will be tabulated.  In addition, BMD results from the six months of treatment with alendronate will also be tabulated, with additional tabular categories for results from the entire contiguous 24 months from baseline of study BA058-05-003 through the end of Study BA058-05-005, as well as the results during the 18 months of study BA058-05-003, for subjects who eventually enter study BA058-05-005. Bone formation (PINP, osteocalcin, BSAP) and resorption (CTX) markers will also be assessed.  The End-of-Treatment (Visit 9) evaluations for BMD, vertebral fracture, and non-vertebral fracture assessments from BA058-05-003 will serve as the baseline evaluations in this study.

Subjects will be monitored for safety events and will have safety assessments performed at each study visit.  At the end of the study, at Month 6, BMD by DXA, as well as clinical and radiologic assessment of the spine for assessment of fractures will be performed.  Bone formation and resorption markers will also be assessed at Month 6.  Further details of these assessments are in Section 7.0, and in Appendix 14.1 and 14.2.

1.3.5                     Selection of Dose

The dose of alendronate (10 mg per day, oral) selected for this study is based upon the recommended daily dose in the product’s prescribing information.  Should an alternative treatment for osteoporosis be used, the dose and route of administration will be according to that product’s prescribing information.

All enrolled subjects will also continue to receive calcium (500-1000 mg) and vitamin D (400-800 IU) supplementation.

2.0        STUDY OBJECTIVES

The primary objective of this study is to evaluate data obtained following six months of standard-of-care osteoporosis treatment, including treatment with alendronate, in subjects who have previously received 18 months of blinded treatment with BA058 Injection 80 µg/Placebo.  Safety will be evaluated with clinical, laboratory and radiologic assessment.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Since it is anticipated that the majority of subjects will be treated with alendronate, the study objectives are based upon this assumption.

The specific objectives of this study are to:

•                  Provide additional information on safety in study subjects receiving six months of treatment with alendronate following 18 months of treatment with BA058 Injection 80 µg/Placebo.

•                  Provide information on the vertebral fracture rate in subjects receiving six months of treatment with alendronate following 18 months of treatment with BA058 Injection 80 µg/Placebo.

•                  Provide additional information on non-vertebral fractures and BMD change associated with six months of treatment with alendronate following 18 months of treatment with BA058 Injection 80 µg/Placebo.

3.0          INVESTIGATIONAL PLAN

3.1                               Overall Design and Study Plan

This study is an open-label extension of Study BA058-05-003.  Subjects and Investigators who participate in Study BA058-05-005 will remain blinded to prior treatment assignment as part of BA058-05-003.  At the End-of-Treatment visit (Visit 9) for Study BA058-05-003, the possibility of participating in the Extension Study will be discussed with subjects randomized to BA058 80 µg/Placebo.  The Extension Study will be comprised of standard-of-care osteoporosis management, including six months of treatment with alendronate, if appropriate.  In the month between Visit 9 and Visit 10, the Investigator will review the results of the assessments performed at Visit 9, including a local interpretation of BMD, and determine if alendronate, or an alternative therapy is appropriate for the subject.  All subjects will continue to receive vitamin D and calcium supplementation as they did in Study BA058-05-003.  The study design is presented in Figure 2, below.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Figure 2:  Protocol BA058-05-005 Study Design

The total duration of study participation for an individual subject is approximately six months from the initial treatment visit to final study evaluations.  There are a total of three clinic visits during the course of the study.

A brief summary of the study is provided below.  For a summary of the study assessments to be performed, refer to Section 7.0 (Study Assessments) and to the Schedule of Visits and Procedures (Appendix 14.1).  A more detailed description of the study procedures on a by-visit basis is provided in Appendix 14.2 (Suggested Schedule of Events and Procedures by Study Visit).  A suggested order of procedures is also provided in this schedule.

3.1.1                     Treatment Period

Subjects will enter into Study BA058-05-005 on Day 1, and Day 1 will also serve as Visit 10 (the Follow-up Visit) for Study BA058-05-003.  The Informed Consent must be signed prior to undergoing any BA058-05-005 study related procedures, and may be signed at either Visit 9 or Visit 10 of Study BA058-05-003.  Subjects who received BA058 Injection 80 µg/Placebo in Study BA058-05-003 will receive six months of open-label oral alendronate treatment, or an alternative osteoporosis treatment as part of this study (BA058-05-005).

If determined by the Investigator to be appropriate, treatment will be daily, by oral administration of alendronate at a dose of 10 mg.  Should an alternative treatment for osteoporosis be used, the dose and route of administration will be according to that product’s prescribing information.  Subjects will be given a weekly diary card to record missed doses of medication including calcium and vitamin D.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A total of three clinic visits are scheduled during the study (Day 1, Month 3, and Month 6).

Subjects will be instructed to take their first dose of study drug for Study BA058-05-005 in the morning on the day following their Day 1 visit (Day 2 of this study).  Study subjects will continue calcium and vitamin D supplementation during this study as was administered during BA058-05-003 (Section 6.1).

At Month 3, subjects will return to the clinic for medication resupply, subject diary review and questioning as to their use of concomitant medications and the occurrence of adverse events.

The Month 6 visit will be scheduled to occur after the last dose of alendronate, at which time vital signs, ECG, and safety labs will be performed.  Vertebral fractures will be determined clinically and via protocol directed Month 6 x-ray evaluation; non-vertebral fractures will be determined clinically.  In addition, subjects will undergo a DXA of the hip and spine (and wrist, if the subject was enrolled in the wrist DXA sub-study in Study BA058-05-003), and have samples drawn for bone markers and anti-BA058 antibodies.  Any adverse event or clinical laboratory abnormality recorded at the Month 6 Visit will be monitored until it has resolved, become chronic or stable.  Procedures are to be performed as described in Section 7.0, Appendix 14.1 and Appendix 14.2.

4.0        SELECTION OF STUDY POPULATION

4.1                               Number of Subjects

Subjects who completed 18 months of treatment with either BA058 Injection 80 µg/Placebo in Study BA058-05-003 will be given the opportunity to participate in the Extension Study at all participating centers.  Based on randomization to the BA058 Injection 80 µg/Placebo arms in Study BA058-05-003, up to 1,600 subjects may be entered into this study.

The specific inclusion and exclusion criteria for enrolling subjects in this study are presented below in Sections 4.2 and 4.3, respectively.  Exceptions to these criteria should occur infrequently and should be discussed in advance and approved by the Sponsor Medical Monitor.

4.2                               Inclusion Criteria

Subjects must meet all of the following criteria to be eligible to participate in this study:

1.                                      The subject was enrolled, randomized to BA058 Injection 80 µg/Placebo and completed 18-months of blinded treatment within Study BA058-05-003.

2.                                      The subject is no more than 33 days from last study medication administration.

3.                                      The subject has read, understood, and signed the written informed consent form for the Extension Study.

4.3                               Exclusion Criteria

Subjects with any of the following characteristics are not eligible to participate in the study:

1.                                      Subjects who were withdrawn from Study BA058-05-003 for any reason.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.                                      Subjects who experienced a treatment-related SAE during Study BA058-05-003.

4.4                               Withdrawal of Subjects from the Study

Subjects will be informed that they have the right to withdraw from the study at any time for any reason without prejudice to their medical care.

Consistent with the prior protocol, BA058-05-003, the Investigator must withdraw subjects from the study prior at any time in the study for the following reasons:

•             Treatment-related SAEs;

•             Refusal of treatment;

•             Refusal or inability to complete study procedures;

•             Lost to follow-up.

The Investigator should exercise his/her best judgment and also has the right to withdraw subjects from the study during the study for any of the following reasons:

•             ECOG Grade 3 or 4 adverse events [Refer to Appendix14.3];

•             A complex of adverse events which, in the judgment of the Investigator justifies treatment cessation;

•             Serious intercurrent illness;

•             Non-compliance;

•             Protocol violations;

•             Administrative reasons.

If a subject is withdrawn or discontinued from the study, the reason for withdrawal is to be recorded in the source documents and on the case report form.  All subjects withdrawn prior to completing the study should be encouraged to complete the Month 6 Visit including any outstanding radiologic assessment or BMD assessment by DXA.

4.5                               Temporary Suspension of Treatment

The Investigator has the right to suspend treatment with alendronate without withdrawal of the subject from the study.  Reasons for temporary suspension of treatment may include a medical reason unrelated to an adverse event (e.g., a planned procedure), or important social or administrative events.  The reason for the suspension of treatment is to be documented in the electronic case report form (eCRF) and in source documents.

When treatment with alendronate is restarted, the subject should resume treatment with the next scheduled dose (as if treatment had not been interrupted).

4.6                               Replacement of Subjects

Subjects who have been enrolled into the study and subsequently withdraw or drop out of the study will not be replaced.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.0                         STUDY TREATMENTS

5.1                               Study Medications

Alendronate will be sourced locally.  Calcium and vitamin D will be provided by the study centers, similar to their provision in Study BA058-05-003.

5.1.1                     Alendronate

Alendronate will be sourced locally at the expense of the Sponsor.

Subjects will receive daily oral alendronate at a dose of 10 mg beginning on Day 2 for six months.  Additional provisions for dosing of alendronate should be followed based on the prescribing information.  Alendronate provided will be in the approved, marketed formulation.  The alendronate may be generic substitutable approved versions which contain different inactive ingredients, but the amount of active free alendronate must be equivalent to 10 mg.

5.1.1.1           Restrictions on Alendronate Use

Subjects should not receive alendronate if they have the following conditions/limitations:

•                                          Abnormalities of the esophagus and other factors which delay espophageal emptying such as stricture or achalasia.

•                                          Inability to stand or sit upright for at least 30 minutes.

•                                          Hypocalcemia.

•                                          Known history of hypersensitivity to alendronate, alendronate excipients, or related compounds.

5.1.2                     Alternative Osteoporosis Medication

Any alternative treatment(s) for osteoporosis will be sourced locally at the discretion of the Investigator.  The Sponsor and the Investigator will not provide or be responsible for the costs of that alternative medication should they be prescribed.

5.1.3                     Calcium and Vitamin D Supplements

Calcium and vitamin D supplements will be sourced locally and provided by the sites at the expense of the Sponsor.

5.2                               Packaging, Labeling and Storage

Alendronate will not be relabeled for the study.

Any alternative osteoporosis medication will not be relabeled for the study.

Calcium and vitamin D supplements will not be relabeled for the study.

5.2.1                     Storage

Alendronate must be kept in a secure, limited-access storage area until dispensed for use to a study subject.   Alendronate sodium should be stored in a well-closed container at room temperature, 15-30ºC (59-86ºF).

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The alternative osteoporosis medication will be stored by the subject according to the instructions provided in the prescribing information and by the local pharmacy where the medication is purchased.

Calcium and vitamin D supplements may be stored at room temperature.

5.3                               Treatment Assignment

All subjects who participate will continue to be identified by the same 7-digit subject number that was assigned upon enrollment into Study BA058-05-003 throughout the study and on the eCRF.

5.4                               Study Medication Administration

5.4.1                     Alendronate Administration

Alendronate must be taken with water only (not mineral water) at least 30 minutes before the first food, beverage or medicinal product (including antacids, calcium supplements and vitamins) of the day.  Other beverages (including mineral water), food and some medicinal products are likely to reduce the absorption of alendronate.

The following instructions should be followed exactly in order to minimize the risk of esophageal irritation and related adverse reactions.

•                  Alendronate should only be swallowed after getting up for the day with a full glass of water (not less than 200 mL or 7 fl. oz.).

•                  Subjects should only swallow alendronate whole.  Subjects should not crush or chew the tablet or allow the tablet to dissolve in their mouths because of a potential for oropharyngeal ulceration.

•                  Subjects should not lie down until after their first food of the day.

•                  Subjects should not lie down for at least 30 minutes after taking alendronate.

•                  Alendronate should not be taken at bedtime or before arising for the day.

At the Month 3 visit, the unused alendronate tablets are to be returned to the clinic and the subject will be supplied with additional alendronate.  At the Month 6 visit, all unused alendronate tablets are to be returned to the study site.

5.4.2                     Alternative Osteoporosis Medication Administration

If it is determined by the Investigator that an alternative medication to alendronate is more appropriate for a particular subject, the dose and route of administration will be according to the products prescribing information.

5.5                               Treatment Compliance

The study site personnel will perform drug accountability at each clinic visit and review each subject diary (refer to Section 7.1.16).  Accountability will be documented on the appropriate forms and subjects will be re-trained on administration as appropriate.  All doses of study medication are to be self-administered.

If a subject does not administer or take all study medication including vitamin D or calcium, the reason for the missed dosing is to be recorded in source documents and on the eCRF.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Returned, unused alendronate will be accounted for by the study site.

5.6                               Unblinding of Study Medication

Not applicable.

6.0        CONCOMITANT MEDICATIONS

6.1                               Concomitant Medications

Vitamin D and calcium supplements are required to be administered daily from Day 1 (continuing from Protocol BA058-05-003) until the Month 6 Visit.  Vitamin D and calcium supplements will be administered in the following doses: 400-800 IU/day (Vitamin D) and 500-100mg/day (calcium), or at a dose to be determined by the Investigator and agreed upon by the Sponsor Medical Monitor according to the subjects need.  The doses and schedule of Vitamin D and calcium supplements, which are part of the study medication protocol, should be adhered to and not be changed other than for medical necessity.  The supplements should be taken in the evening with or without food or as otherwise instructed by the Investigator.

For any required concomitant medication, such as statins or antihypertensives, the subject must be on a stable dose at study entry and every effort should be made to maintain a stable dose during study participation.

The occasional use of over-the-counter medications at approved doses (e.g., ibuprofen or acetaminophen) for headache or minor discomfort is allowed.  Occasional short term (<3 months) use of corticosteroids for seasonal allergies or asthma is also allowed.  These are to be recorded on the appropriate case report form.  Subjects should not take any other medications, including over-the-counter medications, herbal medications, or mega-doses of vitamins during the study without prior approval of the Investigator.

If it becomes necessary for a subject to take any other medication during the study, the specific medication(s) and indication(s) must be discussed with the Investigator.  All concomitant medications taken during the course of the study must be recorded in the Subject’s medical record or source document and transcribed into the case report form.

6.2                               Prohibited Medications

Subjects who require treatment during the course of the study with either an anticonvulsant (phenobarbital, phenytoin, carbamazepin or primidone) or chronic treatment with any form of heparin will be discontinued.  Estrogens given as HRT are allowed at entry into the study but cannot be initiated during the study except for local low dose vaginal estrogen.

Drugs that may compromise renal function such as non-steroidal anti-inflammatory drugs should be used with caution.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.0                         STUDY ASSESSMENTS

Subjects randomized to BA058 Injection 80 µg/Placebo in Study BA058-05-003 will receive alendronate at a dose of 10 mg daily for six months, or an alternative osteoporosis treatment at the discretion of the Investigator.

The assessments performed at each study visit are displayed in the Schedule of Visits and Procedures in Appendix 14.1.  Appendix 14.2 provides a more detailed schedule of the study procedures by study visit with a suggested order of procedure conduct.  Exact procedures for centrifuging, storage, and shipping of lab samples will be detailed in a separate document.  The actual time of each blood collection will be recorded on the appropriate source documents and in the eCRF.

Study-specific assessments are to be conducted only after the subject has provided written informed consent to participate in this study.  The study assessments are described in more detail in Section 7.1 below.

7.1                               Clinical Procedures/Assessments

7.1.1                     Informed Consent

At the End-of-Treatment Visit (Visit 9) for Study BA058-05-003, the possibility of participating in the Extension Study will be discussed with the subjects randomized to BA058 80 µg/Placebo.  The Informed Consent must be signed prior to undergoing any BA058-05-005 study related procedures, and may be signed at either Visit 9 or Visit 10 of Study BA058-05-003.

7.1.2                     Medical History

The subject’s medical history will be updated from their last visit in Study BA058-05-003, as necessary.  Any changes in medical history should be recorded as an adverse event, as appropriate.

7.1.3                     Physical Examination

The physical exam from the End-of-Treatment visit (Visit 9) of Study BA058-05-003 will be the baseline for this study (Day 1).  A physical exam will also be performed at Month 6.

Interim or symptom-directed physical examinations may be performed at other times at the discretion of the Investigator, if necessary, to evaluate adverse events or clinical laboratory abnormalities.

7.1.4                     Vital Signs

Blood pressure, body temperature (ºC), pulse (bpm) and respiration rate (breaths per minute) are to be measured and recorded at each study visit (Day 1, Month 3 and Month 6).  Only the Day 1 blood pressure assessments need be conducted as an orthostatic measurement (See Section 7.1.5).

7.1.5                     Orthostatic Blood Pressure and Heart Rate

The Day 1 orthostatic blood pressure measurement for Study BA058-05-005 will serve as the Visit 10 orthostatic blood pressure for Study BA058-05-003.  Blood pressure (mmHg;

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

measured in the same arm at each visit) and pulse rate (bpm) will be measured after five minutes in the supine position.  Immediately following this measurement, blood pressure will be measured again after three minutes in the standing position.

7.1.6                     Electrocardiogram

A twelve-lead supine electrocardiograms (ECGs) will be performed and the following ECG parameters will be recorded: rhythm, heart rate, PR interval, QRS duration and QT/QTc.

The Day 1 ECG measurement for Study BA058-05-005 will serve as the Visit 10 ECG measurement for Study BA058-05-003.  An ECG will also be obtained at Month 6.

7.1.7                     Clinical Laboratory Evaluations

Clinical laboratory evaluations will be performed by a central laboratory.  Prior to starting the study, the Sponsor (or its designee) will provide each Investigator with copies of the appropriate laboratory certifications and normal ranges for all laboratory parameters to be performed by that laboratory.

The majority of the blood and urinalysis samples are to be obtained under fasting conditions (NPO for 8 hours; water is acceptable) in the morning of each scheduled study visit prior to the administration of the study medication, the exceptions are noted below.

All clinically significant laboratory abnormities indicating an adverse event will be followed up by repeat testing and further investigated as necessary, according to the judgment of the Investigator.

7.1.8                     Clinical Chemistry and Urinalysis (Dipstick)

Clinical chemistry and dipstick urinalysis will be performed on Day 1 and at Month 6.  Urinalysis will be performed using samples freshly voided during the clinic visit.  If there are positive findings noted on the dipstick, a urine microscopic examination will be performed.  The following tests will be performed:

Serum Chemistry	• Sodium
• Potassium
• Chloride
• Inorganic phosphorus
• Albumin
• Total protein
• Glucose
• Blood urea nitrogen (BUN)
• Creatinine
• Uric acid
• Aspartate aminotransferase (AST)
• Alanine aminotransferase (ALT)
• Gamma-glutamyltranspeptidase (GGT)
• Creatine phosphokinase (CPK)
• Alkaline phosphatase
• Total bilirubin

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

• Lactate dehydrogenase (LDH)
• Cholesterol
• Triglycerides
• Total calcium
Urinalysis	• pH
• Glucose
• Protein
• Ketones
• Bilirubin
• Blood
• Urobilinogen
• Specific gravity
• Nitrite
• Leukocytes

7.1.9                     Hematology

Hematology testing will also be performed on Day 1 and at Month 6.  The following tests will be performed:

Hematology:	• Hemoglobin
• Hematocrit
• WBC count with differential in absolute counts
• RBC count
• Mean corpuscular volume (MCV)
• Mean corpuscular hemoglobin concentration (MCHC)
• Mean corpuscular hemoglobin (MCH)
• Platelet count

7.1.10              Coagulation

Coagulation testing will also be performed on Day 1 and at Month 6.  The following tests will be performed:

• Prothrombin time (PT)
• Partial thromboplastin time (PTT)

7.1.11              24-Hour Urine Collection

The 24-hour urine collection is to be begun the day before the Day 1 and Month 6 visits.  Subjects are to be instructed to begin the urine collection by discarding the first morning void (~6 a.m.) the day prior to the scheduled clinic visit and to then collect their urine for 24 hours.  A final void is to be collected at the end of the 24-hour period and the urine collection transported to the clinic by the subject.  The 24-hour urinalysis will be used to measure urinary calcium and urinary creatinine.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.1.12              Bone Mineral Density

All subjects will have bone mineral density measurements (BMD) taken via DXA at Month 6.  The End-of-Treatment (Visit 9) bone mineral density tests for Study BA058-05-003 will serve as the baseline BMD measurements for Study BA058-05-005.

DXAs will be performed on the hip (femoral neck) and spine (L1-4).  The spinal DXA is to be taken in the postero-anterior (PA) projection with any subsequent spinal DXA to be taken in the same projection.  Subjects who underwent wrist DXAs in Study BA058-05-003 will also have wrist DXAs performed at Month 6.

7.1.13              Serum Markers of Bone Metabolism

Blood samples to measure bone markers will be taken on Day 1 and at Month 6.  The results of the bone markers will be reported in the same subset of subjects reported on for Study BA058-05-003.

The following markers of bone formation will be measured:

•                  Serum N-terminal propeptide of type I procollagen (PINP);

•                  Serum bone-specific alkaline phosphatase (BSAP);

•                  Serum osteocalcin.

The following marker of bone resorption will be measured:

•                  Serum C-telopeptides of type 1 collagen crosslinks (CTX).

7.1.14              Clinical and Radiologic Evaluation of Fractures

Subjects will undergo protocol directed antero-posterior and lateral radiographs of the lumbar and thoracic spines at Month 6.  The End-of-Treatment (Visit 9) clinical and radiological evaluation of fractures for Study BA058-05-003 will serve as the baseline assessments for Study BA058-05-005.  Subjects will also be clinically evaluated for non-vertebral fractures (wrist, hip, rib, etc.) that occur de novo during the Treatment Period.

All radiographs will be viewed and assessed centrally by a blinded, independent assessor (radiologist) on the basis of existing baseline and study-acquired vertebral deformity.  Fractures will be assessed according to the severity scale of Genant (1993).  A second blinded radiologist will confirm the assessment of the first reviewer for all subject radiographs in which an incident fracture has been identified.  In the case of any disagreement, a third consensus assessment will be made to adjudicate the incident fracture.

Fractures identified during the study will not be recorded as AEs unless the subject is hospitalized, the fracture is complicated, or the Investigator considers the fracture to be unrelated to the subject’s underlying osteoporosis.  All fractures (vertebral and non-vertebral) will be identified and evaluated as part of the disease assessment and will be documented in the case report forms and source documents.

7.1.15              BA058 Antibody Assessments

The occurrence of anti-drug antibodies will be assessed at the completion of the study.  Serum samples will be drawn at Month 6.  Any positive subjects will be retested at 6 months

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

and 12 months after completion of this study (BA058-05-005) under a separate Safety Surveillance protocol.  Exact procedures for collection, preparation, storage, and shipping of these samples will be detailed in a separate document.  The actual time and date of each blood collection will be recorded on the appropriate source document and in the eCRF.

7.1.16              Subject Diaries

A weekly diary will be completed by the subject beginning on the Day 1 visit and continuing until the last day of Month 6.  This diary will capture missed doses of vitamin D, calcium and alendronate or other osteoporosis medications.  The weekly diary will be reviewed at each study visit.

7.1.17              Activity and Diet

Subjects who qualify for enrollment in the study will have no restrictions placed on their usual level of activity or on their usual diet, unless directed by the treating physician for medically justified reasons.

8.0                         ADVERSE EVENTS AND SAFETY EVALUATION

Timely, accurate, and complete reporting and analysis of safety information from clinical studies are crucial for the protection of subjects, Investigators and the Sponsor, and is mandated by Regulatory Agencies worldwide.  All clinical trials sponsored by RADIUS will be conducted in accordance with Standard Operating Procedures (SOPs) that have been established to conform to regulatory requirements worldwide to ensure appropriate reporting of safety information.

8.1                         Definitions, Documentation, and Reporting

8.1.1                     Adverse Event Definition

An adverse event (AE) is any untoward medical occurrence in a subject administered a pharmaceutical product, which does not necessarily have a causal relationship with the treatment.  An AE can be any unfavorable and unintended sign (including an abnormal laboratory finding), symptom, or disease temporally associated with the use of the study drug, whether or not it is considered to be study drug related.  This includes any newly occurring event or previous condition that has increased in severity or frequency since the administration of study drug.

8.1.2                     Serious Adverse Event Definition

A serious adverse event (SAE) is any adverse event, occurring at any dose and regardless of causality that:

•                  Results in death.

•                  Is life-threatening.  Life-threatening means that the subject was at immediate risk of death from the reaction as it occurred, i.e., it does not include a reaction which hypothetically might have caused death had it occurred in a more severe form.

•                  Requires in-patient hospitalization or prolongation of existing hospitalization.  Hospitalization admissions and/or surgical operations scheduled to occur during

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the study period, but planned prior to study entry are not considered AEs if the illness or disease existed before the subject was enrolled in the trial.  Provided that the illness/disease did not deteriorate in an unexpected manner during the trial (e.g., surgery performed earlier than planned).

•                  Results in persistent or significant disability/incapacity.  Disability is defined as a substantial disruption of a person’s ability to conduct normal life functions.

•                  Is a congenital anomaly/birth defect.  This includes any anomaly detected at or after birth, or any anomaly that results in fetal loss.

•                  Is an important medical event.  An important medical event is an event that may not result in death, be life-threatening, or require hospitalization, but may be considered an SAE when, based upon appropriate medical judgment, it may jeopardize the subject and may require medical or surgical intervention to prevent one of the outcomes listed in the definitions for SAEs.  Examples of such medical events include allergic bronchospasm requiring intensive treatment in an emergency room or at home, blood dyscrasias or convulsions that do not result in in-patient hospitalization, or the development of drug dependency or drug abuse.

Clarification should be made between the terms “serious” and “severe” since they are not synonymous.  The term “severe” is often used to describe the intensity (synonym: severity) of a specific event (as in mild, moderate, or severe myocardial infarction); the event itself, however, may be of relatively minor medical significance (such as a severe headache).  This is not the same as “serious,” which is based on subject/event outcome or action criteria described above and are usually associated with events that pose a threat to a subject’s life or functioning.  A severe adverse event does not necessarily need to be considered serious.  For example, persistent nausea of several hours duration may be considered severe nausea but not an SAE.  On the other hand, a stroke resulting in only a minor degree of disability may be considered mild, but would be defined as an SAE based on the above noted criteria.  Seriousness (not severity) serves as a guide for defining regulatory reporting obligations.

8.2                         Monitoring of Adverse Events and Period of Observation

All AEs will be monitored until they are resolved or have become chronic or stable.  AEs and SAEs will be recorded on the case report forms starting from the time of subject entry from Day 1 of the study until the final study visit (Month 6).  Any SAEs that occur at any time after completion of the study, which the Investigator considers to be related to study drug, must be reported to the Sponsor or its designee.

8.3                         Procedures for Recording and Reporting AEs and SAEs

All adverse events spontaneously reported by the subject and/or in response to an open question from study personnel or revealed by observation, physical examination or other diagnostic procedures must be recorded in the source document and on the appropriate page of the case report form.  Any clinically relevant deterioration in laboratory assessments or other clinical findings is considered an adverse event and must be recorded on the appropriate pages of the case report form.  When possible, signs and symptoms indicating a common underlying pathology should be noted as one comprehensive event.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

All SAEs that occur during the course of the study, as defined by the protocol, must be reported by the Investigator to the Study Safety Officer by completing and transmitting the SAE Form within one working day from the point in time when the Investigator becomes aware of the SAE.  In addition, all SAEs including all deaths, which occur up to and including 30 days after administration of the last dose of study drug, must be reported to the Study Safety Officer within one working day.  All SAEs and deaths must be reported whether or not considered causally related to the study drug.  SAE forms will be provided to the study site.  The information collected will include a minimum of the following: Subject number, a narrative description of the event, and an assessment by the Investigator as to the intensity of the event, and relatedness to study drug.  Follow-up information on the SAE may be requested by the CRO, the Study Safety Officer or the Sponsor Medical Monitor.  Contact information for reporting SAEs to the Study Safety Officer is provided on the SAE form.

Study Safety Officer Contact Information

PLEASE SEE SERIOUS ADVERSE EVENT REPORTING FORM FOR DETAILED REPORTING OF SAEs, INCLUDING CONTACT INFORMATION (e.g., FAX, EMAIL OR TELEPHONE CONTACT NUMBERS)

It is the responsibility of the Investigator to promptly notify the Institutional Review Board (IRB)/Independent Ethics Committee (IEC) of all serious adverse drug reactions involving risk to human subjects in accordance with the requirements of the IRB/IEC.  An unexpected event is one that is not reported in the Investigator’s Brochure.

Planned hospital admissions or surgical procedures for an illness or disease that existed before the subject was enrolled in the trial or before study drug was given are not to be considered AEs unless they occur at a time other than the planned date.

Fractures identified during the study are not to be recorded as AEs unless the subject is hospitalized, the fracture is complicated, or the Investigator considers the fracture to be unrelated to the subject’s underlying osteoporosis.  All fractures will be identified and evaluated as part of the disease assessment and will be documented in the case report forms and source documents.

For both serious and non-serious adverse events, the Investigator must determine the intensity of the event and the relationship of the event to study drug administration.

Intensity for each AE will be defined according to the following criteria:

Intensity	Definition
Mild	Awareness of sign or symptom, but easily tolerated.
Moderate	Discomfort enough to cause interference with normal daily activities.
Severe	Inability to perform normal daily activities

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

If the intensity of an adverse event changes within a day, the maximum intensity should be recorded.  If the intensity changes over a longer period of time, the changes should be recorded as separate events (having separate onset and stop dates for each intensity).

Relationship to study drug administration will be determined by the Investigator according to the following criteria:

Relationship	Definition
None	No relationship between the event and the administration of study drug. The event is related to other etiologies, such as concomitant medications or subject’s clinical state.

Unlikely

The current state of knowledge indicates that a relationship to study drug is unlikely or the temporal relationship is such that study drug would not have had any reasonable association with the observed event.

Possible

A reaction that follows a plausible temporal sequence from administration of the study drug and follows a known response pattern to the suspected study drug. The reaction might have been produced by the subject’s clinical state or other modes of therapy administered to the subject.

Probable

A reaction that follows a plausible temporal sequence from administration of the study drug and follows a known response pattern to the suspected study drug. The reaction cannot be reasonably explained by the known characteristics of the subject’s clinical state or other modes of therapy administered to the subject.

For the purpose of safety analyses, all AEs that are classified with a relationship to study medication administration of possible or probable will be considered treatment-related events.

8.4                         Rules for Suspension of the Study

As this is an Extension Study using standard-of-care management of osteoporosis, including products approved for treatment, it is not anticipated that the study will need to be suspended, and therefore, suspension rules are not assigned.  In the event that the prior study (Study BA058-05-003) is suspended, the circumstances of the Study BA058-05-003 suspension will be considered to determine if this study, Study BA058-05-005, should be suspended as well.

9.0                         STATISTICAL PROCEDURES

The primary objective of this study is to evaluate data obtained following six months of standard-of-care osteoporosis treatment, including treatment with alendronate, in subjects who have previously received 18 months of blinded treatment with BA058 Injection 80 µg/Placebo.  Safety data will be obtained with clinical, laboratory and radiologic assessment.  Since it is anticipated that the majority of the subjects will be treated with alendronate, the study objectives are based upon this assumption.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The specific objectives of this study are to:

•                  Provide additional information on safety in study subjects receiving six months of treatment with alendronate following 18 months of treatment with BA058 Injection 80 µg/Placebo.

•                  Provide information on the vertebral fracture rate of subjects receiving six months of treatment with alendronate following 18 months of treatment with BA058 Injection 80 µg/Placebo.

•                  Provide additional information on non-vertebral fractures and BMD change associated with six months of treatment with alendronate following 18 months of treatment with BA058 Injection 80 µg/Placebo.

9.1                         Sample Size

As this is an Extension study, no formal sample size analysis was performed for this study.  Study data will be tabulated and summarized.

9.2                         Randomization, Stratification and Blinding

Osteoporosis treatment will be open label and no randomization is required.

9.3                         Populations for Analysis

All analyses and data summaries will be presented for the Safety Population.

9.3.1                     Safety Population

The Safety Population is comprised of all subjects who qualify on the basis of Study BA058-05-003 and provide informed consent to enroll in this Extension Protocol.

9.4                         Procedures for Handling Missing, Unused, and Spurious Data

All available data will be included in the data listings and tabulations. Where appropriate, imputations of values for missing data will be performed using last observation carried forward and specified in the Statistical Analysis Plan.  All data recorded on the CRF will be included in the data listings that will accompany the clinical study report.

9.5                         Statistical Methods

9.5.1                     Statistical Considerations

Statistical analysis will focus on longer term safety, fracture incidence, including vertebral fracture and BMD change following six months of standard-of-care osteoporosis treatment in subjects who have previously received 18 months of blinded treatment with BA058 Injection 80 µg/Placebo.

9.5.2                     Baseline Comparisons

Baseline characteristics, medical history, physical examination, vital signs and ECG, will be summarized using standard descriptive statistics.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.5.3                     Fractures and BMD Analysis

All specified endpoints will be summarized by treatment group and study period using standard descriptive statistics (n, mean, SD, median, minimum, maximum, or n and %, as appropriate).  The fracture incidence and BMD results from the additional six months of treatment with alendronate will be tabulated, with additional tabular categories for results from the entire contiguous 24 months from the baseline of Study BA058-05-003, for subjects who eventually enter study BA058-05-005.  These descriptive analyses will be conducted on all subjects with baseline and post-baseline data.

9.5.4                     Safety Analysis

Data will be summarized and tabulated based on the enrolled population for this Extension protocol.  All subjects enrolled in the Extension protocol will be included in the safety analysis that will be performed on the following parameters:

•                  Incidence and severity of AEs;

•                  Pathological changes in hematology, chemistry and urinalysis data based on normal ranges supplied by the clinical laboratory, if applicable;

•                  Fracture incidence either clinically or radiologically determined as part of the Extension protocol.

Safety assessments for changes in physical examination, vital signs, ECG, and laboratory tests will be descriptively summarized by treatment and study periods.  The results of anti-BA058 testing will be summarized.  Concomitant medication classes will be categorized using World Health Organization (WHO) drug dictionary and summarized by number and percent of subjects using each class by treatment group.  All treatment emergent adverse events (TEAEs) will be coded for system organ class (SOC) and preferred term (PT) using MedDRA and the number (%) of subjects experiencing each AE (SOC/PT) will be summarized by treatment, relationship to treatment, and severity.  All serious adverse events (SAE) will be listed and the number (%) of subjects with an SAE presented by treatment group.

9.5.5                     Procedures for Reporting Deviations to Original Statistical Analysis Plan

All deviations from the original statistical analysis plan will be provided in the final clinical study report.

9.6                         Data Oversight

9.6.1                     Central Review of Radiographs and DXA Scans

All radiographs will be viewed and assessed by a blinded, independent assessor (radiologist) on the basis of existing baseline and study-acquired vertebral deformity, and fractures will be assessed according to the method of Genant.  A second blinded radiologist will review the assessment of the first reviewer for all subject radiographs in which an incident fracture has been identified.  In the case of any disagreement, a third consensus assessment will be made to adjudicate the incident fracture.  All study DXA scans will also be evaluated centrally by a blinded independent reviewer.  The primary objective of the independent review is to provide

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

objective data to determine the treatment benefit as demonstrated on the pertinent radiologic and clinical data associated with this study.

10.0                  ADMINISTRATIVE REQUIREMENTS

10.1                  Good Clinical Practice

This study will be conducted in accordance with the International Conference on Harmonization (ICH) for Good Clinical Practice (GCP) and the appropriate regulatory requirements.  The Investigator will be thoroughly familiar with the appropriate use of the study medication as described in the protocol and the Investigator’s Brochure.  Essential clinical documents will be maintained to demonstrate the validity of the study and the integrity of the data collected.  The Investigator/institution should establish master files at the beginning of the study which will be maintained and updated during the study and retained thereafter according to the appropriate regulations.

10.2                  Ethical Considerations

The study will be conducted in accordance with ethical principles founded in the Declaration of Helsinki.  The Institutional Review Board (IRB)/Independent Ethics Committee (IEC) will review all appropriate study documentation in order to safeguard the rights, safety and well-being of the subjects.  The study can only be conducted at study sites where IRB/IEC approval has been obtained.  The protocol, informed consent form, Investigator’s Brochure, advertisements (if applicable), and all other forms of information given to subjects will be provided to the IRB/IEC by the Investigator.  In addition, reports on the progress of the study will be submitted to the IRB/IEC by the Investigator at the appropriate intervals.

10.3                  Subject Information and Informed Consent

Each subject (or a legally authorized representative) must give written informed consent prior to any new study-specific procedures being conducted.   It is the responsibility of the Investigator to ensure written informed consent is obtained from each subject participating in this study after an explanation of the objectives, methods, discomforts and potential risks of the study has been provided.  The Investigator (or study personnel) must also explain to each subject that he/she is free to refuse participation in the study or to withdraw from it at any time.  Each subject will also be told that his/her records may be examined by competent authorities and authorized persons but that personal information will be treated as strictly confidential and will not be publicly available.

The informed consent form must be in accordance with the Declaration of Helsinki, ICH and GCP guidelines, and be approved by the Sponsor and the IRB/IEC.  State or local laws may require additional information.  Each subject (or his/her legally authorized representative) must sign and be given a copy of the informed consent form.  Each subject’s signed informed consent form must be maintained by the Investigator and be readily available for review by the Sponsor (or its designee) or the Regulatory Authorities.

10.4                  Protocol Compliance

The Investigator will conduct this study in compliance with the protocol provided by the Sponsor and given approval/favorable opinion by the IRB/IEC and the appropriate

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Regulatory Authority(ies).  Changes to the protocol should not be made without agreement of the Sponsor Medical Monitor.  All changes to the protocol will require IRB/IEC approval prior to implementation, except when necessary to eliminate an immediate hazard to study subjects or when the change involves only logistical or administrative aspects of the study (e.g., change in Sponsor Medical Monitor or telephone number).  The IRB/IEC may provide, if applicable regulations permit, expedited review and approval/favorable opinion for minor changes in ongoing studies.  The Sponsor will submit all protocol changes to the appropriate Regulatory Authority in accordance with the governing regulations.

In situations requiring a departure from the protocol, the Investigator or other physician in attendance will contact the Sponsor Medical Monitor by telephone, e-mail or fax.  If possible, this contact will be made before implementing any departure from the protocol.  In all cases, contact with the Sponsor Medical Monitor must be made as soon as possible in order to review the situation and agree on an appropriate course of action.  The case report form and source document will describe any departure from the protocol and the circumstances requiring it.

10.5                  Case Report Form Completion

eCRFs will be developed to collect information obtained during this study.  It is the Investigator’s responsibility to ensure that the e-CRFs are completed for each subject enrolled in this study and for the accuracy, completeness, legibility and timeliness of the data reported in each e-CRF.  Data for subjects who are screened but not enrolled into the study because they do not meet study criteria or do not complete all screening procedures, should be recorded in the e-CRF.

eCRFs will be completed and any corrections of data will be made according to procedures provided by the Sponsor (or designee).

10.6                  Source Documents

Source documents are defined as original documents, data and records.  This may include hospital records, clinical and office charts, laboratory data/information, work sheets, subjects’ diaries or evaluation checklists, pharmacy dispensing and other records, recorded data from automated instruments, microfiches, photographic negatives, microfilm or magnetic media, ECG printouts, and/or x-rays.

The Investigator(s)/institution(s) will permit trial-related monitoring, audits, IRB/IEC review, and regulatory inspection(s), providing direct access to source data documents.

10.7                  Study Monitoring

The Sponsor (or its designee) will ensure that the study is monitored in accordance with ICH-GCP Guidelines.  Monitoring is the act of overseeing the progress of a clinical trial and of ensuring that it is conducted, recorded, and reported in accordance with the protocol, standard operating procedures, Good Clinical Practice, and the applicable regulatory requirements and that the study data are accurate, complete and verifiable from source data.  All study documentation and other source data will be made available to the Sponsor (or its designee), the IRB and to Regulatory Authorities for inspection upon request.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.8                  On-Site Audits

Representatives of the IRB or the Sponsor (or designee) may visit the study site to carry out an audit of the study in compliance with regulatory guidelines and company policy.  Such audits will require access to all study records including source documents, CRFs, and other study documents.  Direct access to these study records must be guaranteed by the Investigator, who must provide support for these activities at all times.

Similar auditing procedures may also be conducted by agents of any Regulatory Authority reviewing the results of this study.  The Investigator/institution should immediately notify the Sponsor if they have been contacted by a Regulatory Authority concerning an upcoming inspection.

10.9                  Drug Accountability

Accountability for the study medication at the study site is the responsibility of the Investigator.  Drug accountability will be performed only on alendronate, calcium and vitamin D.  The Investigator will ensure that the study medication is used only in accordance with this protocol.  Where allowed, the Investigator may choose to assign some of the study medication accountability responsibilities to qualified study personnel.

Study medication accountability records indicating the delivery date to the study site, inventory at the study site and dispensing/use will be maintained.  These records will adequately document that the study medications were dispensed and returned as specified in the protocol.  Accountability records will include dates, quantities, and subject numbers.  The Sponsor (or its designee) will review study medication accountability records at the study site on an ongoing basis during the study.  All used and unused study medication must be inventoried, accounted for, and returned to the Sponsor (or its designee) for destruction.  Records of disposal must be maintained with the study records.

10.10           Record Retention

The Investigator will maintain all study records according to ICH/GCP and applicable regulatory requirements.  Essential documents must be retained for two years after the final marketing approval in an ICH region or at least two years have elapsed since the discontinuation of clinical development of the study medication.  It is the responsibility of the Sponsor to inform the Investigator of when these documents can be destroyed.  In addition, all subject medical records and other source documentation will be kept for the maximum time permitted by the hospital, institution or medical practice.

The Investigator/institution will take measures to prevent accidental or premature destruction of these documents.  If the responsible Investigator retires, relocates, or for other reasons withdraws from the responsibility of keeping the study records, custody must be transferred to a person who will accept the responsibility.  The Sponsor must be notified in writing of the name and address of the new custodian.

10.11           Study Termination

This study may be terminated at any time by the Sponsor if there is sufficient reasonable cause.  Circumstances that may warrant termination include, but are not limited to:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•                  Determination of unexpected, significant, or unacceptable risk to subjects.

•                  Failure of enrollment

•                  Administrative reasons

•                  Plans to modify, suspend or discontinue the development of the study drug.

In addition, individual study sites may be terminated from study participation for reasons including, but not limited to the following:

•                  Failure to enter subjects at an acceptable rate.

•                  Insufficient adherence to protocol requirements.

•                  Incomplete and/or non-evaluable data.

In all cases, the terminating parties will provide written notification documenting the reason for study termination to all the relevant parties.

Should the study or an individual site be prematurely closed, all study materials (completed, partially completed, and blank CRFs, study drug, etc.) must be returned to the Sponsor (or its designee).

10.12           Liability and Insurance

The Sponsor has subscribed to an insurance policy covering, in its terms and provisions, its legal liability for injuries caused to participating persons and arising out of this research performed strictly in accordance with the scientific protocol as well as with applicable law and professional standards.

11.0                  USE OF INFORMATION AND PUBLICATION OF STUDY FINDINGS

11.1                  Use of Information

All information regarding BA058 supplied by the Sponsor (or its designee) to the Investigator is privileged and confidential information.  The Investigator agrees to use this information to accomplish the study and will not use it for other purposes without prior consent from the Sponsor.

The information developed during the conduct of this clinical study is also considered confidential and will be used by the Sponsor in connection with the development of BA058.  This information may be disclosed as deemed necessary by the Sponsor to other clinical Investigators, other pharmaceutical companies, and to Regulatory Authorities.  To allow for the use of the information derived from this study and to ensure complete and thorough analysis, the Investigator is obligated to provide the Sponsor (or its designee) with complete study results and all data developed in this study and to allow direct access to source data/documents for study-related monitoring, audits, IRB/IEC review, and regulatory inspection.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.2                  Publication

One publication of the study data is planned.  A Publications Committee composed of Investigators participating in the study and representatives from the Sponsor as appropriate will be formed to oversee the publication of the study results, which will reflect the experience of all participating study centers.

Subsequently, individual Investigators may publish results from the study in compliance with their agreement with the Sponsor.  A pre-publication manuscript must be provided to the Sponsor at least 30 days prior to the submission of the manuscript to a publisher.  Similarly, the Sponsor will provide any company prepared manuscript to the Investigators for review at least 30 days prior to submission to a publisher.

The Investigator shall comply with the policy of the Sponsor regarding confidential or proprietary information in any such paper and agrees to withhold publication of same for an additional 60 days in order to permit the Sponsor to obtain patent or other proprietary rights protection, if the Sponsor deems it necessary.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12.0                        INVESTIGATOR AGREEMENT

To be completed by the Investigator

I have read Protocol BA058-05-005: “An Extension Study to Evaluate Six Months of Standard-of-Care Osteoporosis Management Following Completion of 18 Months of BA058 or Placebo Treatment in Protocol BA058-05-003”.

I agree to conduct the study as detailed herein and in compliance with ICH Guidelines for Good Clinical Practice and applicable regulatory requirements and to inform all who assist me in the conduct of this study of their responsibilities and obligations.

The signature below constitutes my agreement to the contents of this protocol.

Signature of Principal Investigator	Date

Principal Investigator (print)

Signature of Sponsor’s Medical Officer (where applicable)

Louis Brenner, MD	Date

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13.0                  REFERENCES

EMEA. Guideline on the evaluation of medicinal products in the treatment of primary osteoporosis. 2007.

FDA. Guidelines for preclinical and clinical evaluation of agents used in the prevention or treatment of postmenopausal osteoporosis. 1994.

FDA. Draft guidance:  Development of parathyroid hormone for the prevention and treatment of osteoporosis. 2000.

Genant HK, Wu CY, van KC, and Nevitt MC. Vertebral fracture assessment using a semiquantitative technique. 1993;  J Bone Miner Res 8:1137-1148.

Guidance for Industry. E6 Good Clinical Practice: Consolidated Guidance. U.S.Department of Health and Human Services, Food and Drug Administration. April 1996.

Gullberg B, Johnell O, Kanis JA.  World-wide projections for hip fracture.  Osteoporos Int 1997, 7:407-413.

Martin TJ.  Osteoblast-derived PTHrP is a physiological regulator of bone function.  J Clin Inv 2005;115(9):2322-2324.

Miao D, He B, Jiang Y, Kobayashi T, Soroceanu MA, Zhao J, Su H, Tong X, Amizuka N, Gupta A, Genant HK, Kronenberg HM, Goltxman D, Karaplis AC.  Osteoblast-derived PTHrP is a potent endogenous bone metabolic agent that modifies the therapeutic efficacy of administered PTH 1-34.  J Clin Inv 2005;115(9):2402-2411.

Reginster JY, Burlet N.  Osteoporosis: still increasing prevalence.  Bone 2006, 38(Suppl 1):S4-9.

Rizzoli R, Bonjour JP, and Ferrari SL. Osteoporosis, genetics and hormones. J Mol Endocrinol 2001; 26:79-94.

Rosen CJ. Clinical practice.  Postmenopausal osteoporosis. N Engl J Med 2005; 353:595-603.

Schluter KD.  PTH and PTHrP: Similar structures but different functions.  News Physiol Sci 1999;14:243-249.

WHO Scientific Group on the assessment of osteoporosis at primary health care level.  World Health Organization Summary Meeting Report 2007.

World Medical Association Declaration of Helsinki. The World Medical Association, Inc. 2008.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.0                                                APPENDICES

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.1                  Schedule of Visits and Procedures

	Visit	1	2	3
	Study Day/Month:	Visit 10 003/ Visit 1(1) 005	Month 3	Month 6
	Day	1	90	180
Procedure	Visit Window (Days)	N/A	± 5	± 14
	Informed consent	X
	Review of entrance criteria	X
Medical history
Physical examination(2)
	Recent health status	X	X
	Vital signs, weight and height measurements(3)	X	X	X
	Electrocardiogram	X		X
	Urinalysis (dipstick) (4)	X		X
	Chemistry blood collection(5)	X		X
	Hematology blood collection(5)	X		X
	Coagulation blood collection(5)	X		X
	PTH(1-84)			X
	25-hydroxy vitamin D level			X
	1,25-dihydroxy vitamin D level			X
	Serum markers of bone metabolism (6)	X		X
	BA058 antibody levels			X
	24-hour urine collection (for calcium:creatinine and creatinine clearance)(7)	X		X
	Clinical and radiologic (spine, lumbar and thoracic vertebrae) fracture assessments			X
	Bone mineral density of hip and spine by DXA(8)			X
	Bone mineral density of wrist by DXA(9)			X
	Calcium and vitamin D supplements	<———————Daily———————>
	Alendronate administration (if applicable)	<———————Daily———————>
	Other osteoporosis medication administration (if applicable)	<—Dosing as per prescribing information—>
	Study medication resupply (if applicable)		X
	Subject diary review(10)		X	X
	Document adverse events and concomitant medications	<———————Daily———————>

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.2                  Suggested Schedule of Events and Procedures by Study Visit

The purpose of this guide is to provide more detailed instructions for the study procedures listed in Appendix 14.1.  This guide presents the procedures in a suggested sequence of performance at each study visit.  Further information may be found within the protocol and in other study reference manuals (e.g., ECG, clinical lab sample processing).

Of note:

•                  Blood and urinalysis samples are to be obtained under fasting conditions (NPO. for 8 hours; water is acceptable) in the morning of each scheduled study visit.

•                  DXA Scans: Always use the same study-validated machine; preferably the same technician.

•                  The 24-hour urine collection will be started at home the day before the clinic visit where the collection is required.  Subjects will be instructed to discard the first morning void and begin the collection at least 24 hours before their clinic visit the following day. They will collect all urine for 24 hours with a final void before coming to the clinic. Routine urinalyses are to be performed using samples freshly voided during the clinic visit.  Subjects should receive a reminder to initiate their 24-hour urine 2 days before their scheduled visit.

•                  The osteoporosis medication will be sourced locally. The cost of alendronate will be reimbursed by the Sponsor.  The Sponsor or the Investigator will not be responsible for the costs of the alternative medication should one be prescribed.

•                  Subjects will be instructed to take the calcium and vitamin D supplements daily (in the evening with or without food or as otherwise instructed by the Investigator) until discharge from the study.  This is required until the end of Month 6.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Definitions of Common Procedures:

The terms used in the by-visit schedule that follows are further defined below.

Recent health status (document any changes from last visit)

•                  Question subject regarding any new health issues

•                  Question subject regarding any new adverse events

•                  Question subject regarding any new concomitant medications

•                  Question subject regarding any new issues related to ability to continue with study

Pulse, respiration and temperature:

•                  Pulse rate (beats/minute) taken after approximately five minutes in the supine position.

•                  Respiration rate (breaths/minute).

•                  Body temperature (°C).

Weight and height measurements:

•                  Weight (kg).

•                  Height (cm) standing measurements are to be performed using the same medical stadiometer and standardized procedures each time.

Orthostatic blood pressure:

•                  Orthostatic blood pressure (mmHg) (measured in same arm each time/each visit) is measured after five minutes in the supine position followed by a measurement taken after 3 minutes in the standing position.

ECG

•                  Twelve-lead supine electrocardiogram

•                  Print hard copy for reading by qualified study personnel

•                  More than one ECG may be performed per time point.

24 hour urine collection

•                  Subject to discard first morning void (suggest 6 a.m.) on day before clinic visit

•                  Subject to collect urine for approximately 24 hours

•                  Subject to collect final void at end of collection and bring collection to clinic.

•                  Process for calcium and creatinine

Urinalysis

•                  Obtain under fasting conditions (NPO. except water for 8 hours)

•                  Routine urinalysis is to be performed using a sample freshly voided during the clinic visit (microscopic examination if positive dipstick).

Review study medication administration procedures with subject

•                  Alendronate should be taken daily, preferably at the same time each morning

Scheduling and instructions for next clinic visit

•                  Schedule visit

•                  Remind subject of any fasting requirements

•                  Provide urine collection instructions and materials as necessary

•                  Remind subjects to complete the diaries until the end of the study

Vitamin D and calcium supplements

•                  Vitamin D and calcium supplements are required throughout the study.  Only those supplements supplied as part of study medication may be used and are to be used at the daily recommended dose (see Section 5.1.3).

•                  Supplements should be taken in the evening, with or without food as instructed by the Investigator.

•                  At each study visit, assess the subject’s supply and resupply as necessary.

•                  Drug usage reconciliation is to be performed when a new supply is provided.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Visit 10 for Study BA058-05-003 Day 1 Visit for Study BA058-05-005 Day 1

VISIT	ACTIVITIES
Day 1 Day 1 Visit for Study BA058- 05-005 Visit 10 for Study BA058- 05-003

Written informed consent must be obtained
Recent health status

•                  Document any changes since End-of-Treatment visit (Visit 9) from Study BA058-05-003

Study staff will receive your prior days 24-hour urine sample
Subject diary review

•                  Review study medication diary (calcium and vitamin D)/dispense new diary if necessary

•                  Record deviations in dosing or any AEs in source documents and CRFs

•                  Collect diaries and enter data into CRF

Vital signs
Orthostatic blood pressure
Weight and height
ECG
Blood collection: fasting conditions (NPO except water for 8 hours)

•                  Chemistry

•                  Hematology

•                  Coagulation (PT and PTT)

•                  Serum markers of bone metabolism, where applicable

•                  PINP

•                  bone-specific alkaline phosphatase

•                  serum osteocalcin

•                  serum CTX

•                  Urinalysis (Dipstick)

Study medication

•                  Dispense three month supply of osteoporosis medication

•                  Assess subject’s supply of calcium and vitamin D supplements; resupply as necessary

•                  Instruct subject to take daily until they are discharged from the study

Scheduling and instructions for next clinic visit

•                  Remind subject to take study medication as instructed

•                  Remind subject to record study medication use

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Month 3 Visit for Study BA058-05-005 Day 90 (±5 days)

VISIT	Activities
Month 3

Recent health status

•                  Document any changes since previous visit

Vital signs

Subject diary review

•                  Review study medication diary/dispense new diary if necessary

•                  Record deviations in dosing or any AEs in source documents and CRFs.

•                  Collect diaries and enter data into CRF

Study medication

•                  Dispense additional three month supply of osteoporosis medication

•                  Assess subject’s supply of calcium and vitamin D supplements; resupply as necessary, instruct subject to take daily until they are discharged from the study

Scheduling and instructions for next clinic visit

•                  24-hour urine collection: Dispense urine collection container and instruct subjects to perform 24-hour urine collection beginning the morning 24 hours prior to their next scheduled visit (Month 6)

•                  Remind subject to take study medication as instructed

•                  Remind subject to record study medication use

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Month 6 Visit for Study BA058-05-005 Day 180 (±14 Days)

VISIT	Activities
Month 6

Recent Health Status

•                  Document any changes from last visit

Collect 24 hour urine sample from subject

Study staff will receive your prior days 24-hour urine sample

•                  Review diary of study medication

•                  Collect diary and enter data into CRF, record dosing deviations or any AEs in source documents and CRFs

Calcium and vitamin D supplements

•                  Collect any leftover supplements

Vital signs, weight and height measurement

Orthostatic blood pressure

ECG

Blood collection: fasting conditions (NPO except water for 8 hours)

•                  Chemistry

•                  Hematology

•                  Coagulation (PT and PTT)

•                  Serum markers of bone metabolism, where applicable

•                  PINP

•                  bone-specific alkaline phosphatase

•                  serum osteocalcin

•                  serum CTX

•                  BA058 antibody levels

•                  Urinalysis (Dipstick)

•                  Collect unused study medication

Clinical and radiologic fracture evaluations

•                  Obtain antero-posterior and lateral radiographs of the lumbar and thoracic vertebrae

•                  Document any non-vertebral fractures

Bone mineral density

•                  Perform DXA of spine (L1-L4), hip (femoral neck), and wrist (distal 1/3 radius), where applicable.

Discharge subject from study

•                  Subject is terminated from the study unless abnormal clinical laboratory tests or adverse events require further follow-up

Discuss continuing treatment options

•                  Following the Extension Study completion, all subjects will be given the opportunity to receive an additional 18 months of treatment with alendronate

•                  Subjects will receive standard-of-care management according to their physician

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.3        Eastern Cooperative Oncology Group (ECOG) Common Toxicity Criteria

Category Toxicity (units)	Grade 0	Grade 1	Grade 2	Grade 3	Grade 4
Haematology
WBC (x109/L)	4	3.0 - 3.9	2.0 - 2.9	1.0 - 1.9	< 1.0
Platelets (x109/L)	WNL	75.0 - normal	50.0 - 74.9	25.0 - 49.9	< 25.0
Haemoglobin (g/L); (mmol/L)	WNL	100.0 - normal; 6.2 - normal	80.0 - 99.0; 5.0 - 6.1	65.0 - 79.0 4.0 - 4.9	< 65.0 < 4.0
Granulocytes/ Bands (x109/L)	2	1.5 - 1.9	1.0 - 1.4	0.5 - 0.9	< 0.5
Lymphocytes (x109/L)	2	1.5 - 1.9	1.0 - 1.4	0.5 - 0.9	< 0.5
Haemorrhage	none	mild, no transfusion	gross, 1 - 2 units transfusion per episode	gross, 3 - 4 units transfusion per episode	massive, > 4 units transfusion per episode
Coagulation
Fibrinogen	WNL	0.99 - 0.75 x N	0.74 - 0.50 x N	0.49 - 0.25 x N	< 0.25 x N
Prothrombin time(quick)	WNL	1.01 - 1.25 x N	1.26 - 1.50 x N	1.51 - 2.00 x N	> 2.00 x N
Partial thromboplastin time	WNL	1.01 - 1.66 x N	1.67 - 2.33 x N	2.34 - 3.00 x N	> 3.00 x N
Metabolic
Hyperglycaemia (mmol/L)	< 6.4	6.4 - 8.9	9.0 - 13.9	14.0 - 27.8	> 27.8 or ketoacidosis
Hypoglycaemia (mmol/L)	> 3.6	3.6 - 3.1	3.0 - 2.3	2.2 - 1.7	< 1.7
Amylase	WNL	< 1.5 x N	1.5 - 2.0 x N	2.1 - 5.0 N	> 5.0 x N
Hypercalcaemia (mmol/L)	< 2.65	2.65 - 2.88	2.89 - 3.13	3.14 - 3.36	> 3.37
Hypocalcaemia (mmol/L)	> 2.10	2.10 - 1.94	1.93 - 1.74	1.73 - 1.52	< 1.51
Hypomagnesaemia (mmol/L)	> 0.58	0.58 - 0.48	0.47 - 0.36	0.35 - 0.24	< 0.23
Gastrointestinal
Nausea	none	able to eat reasonable intake	intake significantly decreased but can eat	no significant intake	—
Vomiting	none	1 episode in 24 hrs	2 - 5 episodes in 24 hrs	6 - 10 episodes in 24 hrs	> 10 episodes in 24 hrs or requiring parenteral support
Diarrhoea	none	increase of 2 - 3 stools/day over pre-Rx	increase of 4 - 6 stools/day, or nocturnal stools, or moderate cramping	increase of 7 - 9 stools/day, or incontinence, or severe cramping	increase of > 10 stools/day or grossly bloody diarrhoea, or need for parenteral support
Stomatitis	none	painless ulcers, erythema, or mild soreness	painful erythema, oedema, or ulcers but can eat solids	painful erythema, oedema, or ulcers and cannot eat solids	requires parenteral or enteral support for alimentation

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Category Toxicity (units)	Grade 0	Grade 1	Grade 2	Grade 3	Grade 4
Liver
Bilirubin (N = 17 µmol/L)	WNL	—	< 1.5 x N	1.5 - 3.0 x N	> 3.0 x N
Transaminase (SGOT, SGPT)	WNL	2.5 x N	2.6 - 5.0 x N	5.1 - 20.0 x N	> 20.0 x N
Alkaline phosphatase or 5-nucleotidase	WNL	< 2.5 x N	2.6 - 5.0 x N	5.1 - 20.0 x N	> 20.0 x N
Liver- clinical	No change from baseline	—	—	precoma	hepatic coma
Kidney, bladder
Creatinine	WNL	< 1.5 x N	1.5 - 3.0 x N	3.1 - 6.0 x N	> 6.0 x N
Proteinuria	No change	1 (+) or < 0.3 g% or 3 g/L	2 - 3 (+) or 0.3-1.0 g% or 3-10 g/L	4 (+) or > 1.0 g% or > 10g/L	nephrotic syndrome
Haematuria	Negative	microscopic only	gross, no clots no Rx needed	gross and clots bladder irrigation	requires transfusion or cystectomy
Weight gain/ loss	< 5.0%	5.0 - 9.9%	10.0 - 19.9%	20.00%	—
Pulmonary
Pulmonary	none or no change	asymptomatic, with abnormality in PFTs	dyspnoea on significant exertion	dyspnoea at normal level of activity	dyspnoea at rest
Cardiac
Cardiac arrhythmias	none	asymptomatic, transient, requiring no therapy	recurrent or persistent, no therapy required	requires treatment	requires monitoring; or hypotension, or ventricular tachycardia or fibrillation
Cardiac function	none	asymptomatic, decline of resting ejection fraction by less than 20 % of baseline value	asymptomatic, decline of resting ejection fraction by more than 20 % of baseline value	mild CHF, responsive to therapy	severe or refractory CHF
Cardiac ischaemia	none	non-specific T- wave flattening	asymptomatic, ST and T wave changes suggesting ischaemia	angina without evidence of infraction	acute myocardial infarction
Cardiac- pericardial	none	asymptomatic effusion, no intervention required	pericarditis (rub, chest pain, ECG changes)	symptomatic effusion; drainage required	tamponade; drainage urgently required
Hypertension	none or no change	asymptomatic, transient increase by greater than 20 mmHg (D) or to > 150/100 if previously WNL. No treatment required.	recurrent or persistent increase by greater than 20 mmHG (D) or to > 150/100 if previously WNL. No treatment required.	requires therapy	hypertensive crisis
Hypotension	none or no change	changes requiring no therapy (including transient orthostatic hypotension)	requires fluid replacement or other therapy but not hospitalisation	requires therapy and hospitalisation; resolves within 48 hrs of stopping the agent	requires therapy and hospitalisation for > 48 hrs after stopping the agent

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Category Toxicity (units)	Grade 0	Grade 1	Grade 2	Grade 3	Grade 4
Neurologic
Neuro: sensory	none or no change	mild paraesthesias; loss of deep tendon reflexes	mild or moderate objective sensory loss moderate paraesthesias	severe objective sensory loss or paraesthesias that interfere with function	—
Neuro: motor	none or no change	subjective weakness; no objective findings	mild objective weakness without significant impairment of function	objective weakness with impairment of function	paralysis
Neuro: cortical	none	mild somnolence or agitation	moderate somnolence or agitation	severe somnolence, (>50 % waking hours), agitation, confusion, disorientation or hallucinations	coma, seizures, toxic psychosis
Neuro: cerebellar	none	slight incoordination, dysdiadochokinesia	intention tremor, dysmetria, slurred speech, nystagmus	locomotor ataxia	cerebellar necrosis
Neuro: mood	no change	mild anxiety or depression	moderate anxiety or depression	severe anxiety or depression	suicidal ideation
Neuro: headache	none	mild	moderate or severe but transient	unrelenting and severe	—
Neuro: constipation	none or no change	mild	moderate	severe	ileus > 96 hrs
Neuro: hearing	none or no change	asymptomatic, hearing loss on audiometry only	tinnitus	hearing loss interfering with function but correctable with hearing aid	deafness not correctable
Neuro: vision	none or no change	—	—	symptomatic subtotal loss of vision	blindness
Pain
Pain	none	mild	moderate	severe	reg. narcotics
Skin
Skin	none or no change	scattered macular or papular eruption or erythema that is asymptomatic	scattered macular or papular eruption or erythema with pruritus or other associated symptoms	generalised symptomatic macular, papular or vesicular eruption	exfoliative dermatitis or ulcerating dermatitis
Alopecia
Alopecia	no loss	mild hair loss	pronounced or total hair loss	—	—
Allergy
Allergy	none	transient rash, drug fever < 38[o]C (<100.4[o]F)	urticaria, drug fever 38[o]C (100.4[o]F), mild bronchospasm	serum sickness, bronchospasm requiring parenteral medication	anaphylaxis
Local
Local	none	pain	pain and swelling with inflammation or phlebitis	ulceration	plastic surgery indicated

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Category Toxicity (units)	Grade 0	Grade 1	Grade 2	Grade 3	Grade 4
Fever of unknown origin
Fever of unknown origin	none	37.1 - 38.0[o] C 98.7[o] - 100.4[o] F	38.1 - 40.0[o] C 100.5 - 104[o] F	> 40.0[o]C (> 104[o] F) for less than 24hrs	> 40.0[o] C (> 104[o] F) for more than 24 hrs or accompanied by hypotension
Infection
Infection	none	mild	moderate	severe	life-threatening
Additional events
Asthenia	analogous to Karnofsky index (WHO grading)
Chills	analogous to fever
Peripheral oedema	analogous to weight gain
Anorexia	analogous to weight loss

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Work Statement NB-3

Attachment F

Reports and Information Management/Regular Meetings

The Project Committee for Work Statement NB-3 shall be composed of the following members from Radius and the following members from NB:

Radius Members:  (1) Nicholas Harvey, (2) Louis Brenner and (3) Michael Wyzga.

NB Members:  (1) Bente Juel Riis and (2) Claus Christiansen.

The Committee will meet on the telephone when needed and in person when appropriate.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Work Statement NB-3

Attachment G

Special Insurance

Radius will maintain insurance with respect to the following jurisdictions during the conduct of the clinical study that is the subject of Work Statement NB-3.

					Primary
	Trial		Local Policy	Local Policy	Policy Limit
Country	Phase	Policy Period	Limit	Sublimit	(Aggregate)
MASTER US POLICY		January 30, 2013 - January 30, 2014	$10,000,000	N/A	$10,000,000

DENMARK	III	August 9, 2012 - August 9, 2014	€5,000,000	NONE	$10,000,000

CZECH REPUBLIC	III	September 30, 2012 - March 31, 2015	€2,500,000	€250,000	$10,000,000

ESTONIA	III	August 9, 2012 - August 9, 2014	€5,000,000	NONE	$10,000,000

LITHUANIA	III	September 30, 2012 - March 31, 2015	11,700,000 LTL	100,000 LTL	$10,000,000

POLAND	III	August 9, 2012 - August 9, 2014	€5,000,000	NONE	$10,000,000

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

					Primary
	Trial		Local Policy	Local Policy	Policy Limit
Country	Phase	Policy Period	Limit	Sublimit	(Aggregate)
ROMANIA	III	September 30, 2012 - March 31, 2015	€5,000,000	NONE	$10,000,000

BRAZIL	III	September 30, 2012 - March 31, 2015	$500,000	NONE	$10,000,000

HONG KONG	III	August 9, 2012 - August 9, 2014	20,000,000 HKD	10,000,000 HKD	$10,000,000

ARGENTINA	III	September 30, 2012 - March 31, 2015	$1,000,000	$100,000	$10,000,000

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Work Statement NB-3

Attachment H

Transfer of Obligation

See Work Statement NB-3 Attachment C.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment I

Form of Enterprise CTA

CLINICAL TRIAL AGREEMENT WITH INVESTIGATOR

Protocol No. BA058-05-005

This Clinical Trial Agreement (“Agreement”) is entered into by and among CENTER FOR CLINICAL AND BASIC RESEARCH A/S, Telegrafvej 4, 1, 2750 Ballerup, Denmark (“CCBR”) on behalf of itself and its ten [affiliated][controlled] Clinical Study Sites listed below and Nordic Bioscience A/S, Herlev Hovedgade 207, 2730 Herlev, Denmark (“Nordic Bioscience”), representing the interests of Radius Health, Inc. (“Sponsor”) concerning:

Study Protocol BA058-05-005: An Extension Study to Evaluate Six Months of Standard-of-Care Osteoporosis Management Following Completion of 18 Months of BA058 or Placebo Treatment in Protocol BA058-05-003, which will guide the performance of the Study, has been prepared by Radius and Nordic Bioscience and accepted by the Clinical Study Sites.

CCBR has the legal authority to bind the following clinical study sites (the “Clinical Study Site(s)”):

1.              CCBR-Ballerup, Ballerup Byvej 222, DK 2750 Ballerup, Denmark

2.              CCBR-Ålborg, Hobrovej 42D, DK-9000 Ålborg, Denmark

3.              CCBR-Vejle, Orla Lehmannsgade 1, DK-7100 Vejle

4.              CCBR-Tallinn, Pärna 4, 10128 Tallinn, Estonia

5.              CCBR-Vilnius, Smélio 20, Vilnius, Lithuania

6.              CCBR-Bucharest, 2-4 Aleea Buchetului, sector 3, bl. C2, Bucharest, Romania

7.              CCBR-Rio de Janeiro, Rua Meno Barreto, Botafogo, Rio de Janeiro, Brazil

8.              CCBR-Sao Paolo, Avenida Indianópolis nº 1005, Moema. São Paulo - SP - ZIP CODE: 04063-002

9.              CCBR-Pardubuce, Masarykovo náměstí 2667, 530 02 Pardubice, Czech Republic

10.       CCBR-Brno, Hybešova 18, 60200 Brno, Czech Republic

11.       CCBR-Prague, Vinohradská 1597/174 Praha 3 — Vinohrady 130 00 Czech Republic

12.       CCBR-Warsaw, Al. Dzieci Polskich PL04-730 Warsaw

13.       CCBR-Lodz, Al Pilsudskiego 9 90-368 Lodz Poland

14.       CCBR Hong Kong, Center for Health and Medical Research, Hong Kong, 6 Floor, Tower II, New World Tower, 18 Queen’s Road Central, Hong Kong

15.       CCBR-Buenos Aires, Fitz Roy 2468 1st floor Buenos Aires, Argentina

WHEREAS, the Clinical Study Sites each employ a Principal Investigator and are willing to conduct a clinical trial (the “Study”), in accordance with the above-referenced Protocol and Nordic Bioscience requests each Clinical Study Site to undertake such Study;

NOW THEREFORE, the parties agree as follows:

1.                    SCOPE OF WORK

Nordic Bioscience hereby appoints each of the Clinical Study Sites to conduct the Study, and each of the Clinical Study Sites, each having a Principal Investigator who is an employee of such Clinical Study Site, undertakes that such Clinical Study Site’s employees, agents, and staff shall carry out the Study in a professional, competent manner in accordance with the terms of the Protocol and this Agreement. Each of the Clinical Study Sites hereby confirms that it has enough time and resources to perform the Study according to the highest quality standards.

The Principal Investigators shall each review all case report forms (“CRFs”) for Study subjects enrolled at the applicable Clinical Study Site to ensure their accuracy and completeness, shall review and understand the information in the investigator’s brochure, shall ensure that all informed consent requirements are met, and shall ensure that all required reviews and approvals (or favorable opinions) by applicable regulatory authorities and Independent Ethics Committees (“ECs”) are obtained. The Clinical Study Sites and the Principal Investigators shall each ensure that all clinical data are accurate, complete, and legible.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.                    PERFORMANCE PERIOD AND ENROLLMENT OF STUDY SUBJECTS

The Study will commence upon execution of this Agreement and will continue until completion of the Study as required by the Protocol (including any amendments thereto), unless this Agreement is terminated earlier pursuant to Section 14 hereof.

The Study will involve the enrollment and completion of a maximum of Two Hundred Forty (240) evaluable study subjects meeting all Protocol eligibility requirements and protocol procedures (the “Study subjects”). Nordic Bioscience shall not be obligated to pay any sums for tests performed on Study subjects who do not meet all Protocol eligibility criteria or for additional study subjects who are enrolled in the Study without Nordic Bioscience’s prior written approval.

Nordic Bioscience will close study subject enrollment into the Study when the Protocol-specified target number of study subjects have been enrolled at all Clinical Study Sites. Therefore, study subject enrollment into the Study may be closed before a specified number of study subjects have been enrolled at any particular Clinical Study Site.

Nordic Bioscience will provide financial support for the Study conducted at the Clinical Study Sites according to the terms specified in Schedule A.

3.                    DATA

Sponsor shall own all data and work product relating to the Study, including all CRF’s, data, documentation, information, materials and results in whatever form generated during the conduct of the Study. Each of the Clinical Study Sites and/or the Principal Investigators shall ascertain that it may store data in a computerized form and also that it is entitled to transfer all such computerized data to Nordic Bioscience. Each of the Clinical Study Sites may use the data and work product it generates under this Agreement solely for purposes of performing the Study in accordance with the terms of this Agreement.  Each of the Clinical Study Sites and/or the Principal Investigators shall promptly and fully produce all data, records and information relating to the Study to Nordic Bioscience and the Sponsor and their representatives during normal business hours, and shall assist them in promptly resolving any questions and in performing audits or reviews of original subject records, reports, or data sources. Each of the Clinical Study Site agrees to cooperate with the representatives of Nordic Bioscience and Sponsor who visit the Clinical Study Site.

4.                    COST AND PAYMENT

Cost and payment terms are set forth in Schedule A attached to this Agreement and incorporated herein by reference. Each of the Clinical Study Sites agrees to provide Nordic Bioscience with all requests for payment under the terms set forth in Schedule A within six (6) months of Study completion by Clinical Study Sites under the terms of this Agreement. Nordic Bioscience shall not be obligated to make any payments to Clinical Study Sites after this six (6) month period has expired.  Study completion is defined herein as Nordic Bioscience has received all data and no further follow up is necessary with the Clinical Study Sites.

5.                    CONFIDENTIAL INFORMATION

During the term of this Agreement and for a period of five (5) years after completion of the Study, the Clinical Study Sites and the Principal Investigators shall not disclose or use for any purpose other than performance of the Study, all information (including but not limited to the terms of this Agreement, the Protocol, CRF’s, and any secrets, know-how, privileged records or other confidential or proprietary information and data disclosed to the Clinical Study Sites), and materials (including, but not limited to, the Study Drug and comparator products), provided to the Clinical Study Site by Nordic Bioscience, Sponsor, or their agents, and all data, reports and information, relating to the Study or its progress developed by the Clinical Study Sites and/or the Principal Investigator under this Agreement (the “Confidential Information”). Sponsor shall own the Confidential Information.  The Clinical Study Sites and the Principal Investigators shall keep the Confidential Information strictly confidential and shall disclose it only to those personnel involved in conducting the Study on a need-to-know basis. These confidentiality obligations shall not apply to Confidential Information to the extent that it: (a) is or becomes publicly available through no fault of the Clinical Study Site; (b) is disclosed to the Clinical Study Site by a third party not subject to any obligation of confidence; (c) must be disclosed to ECs, or applicable regulatory authorities; (d) must be included in any subject’s informed consent form; (e) is published in accordance with Section 6; or (f) is required to be disclosed by applicable law.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.                    PUBLICATIONS

6.1.                            Any and all results of the Study shall be the sole property of Sponsor.  Sponsor will have the right to use the results of the Study in any manner deemed appropriate to Sponsor’s business interest and Sponsor and Nordic Bioscience will each have the right to report the names of the Clinical Study Sites as required by law or governmental regulation. Neither Sponsor nor any party to this Agreement, however, will use another party’s (or Sponsor’s) name in advertising, promotions, or other commercial material without the other party’s (or Sponsor’s) express written permission, except that Nordic Bioscience and Sponsor may quote from and/or reference any publications resulting from the Study authored by, or reviewed and approved by the Clinical Study Sites.

6.2.                            It is the intention to publish the Study results in scientific journals.  Any publication of Study results or data shall be made in accordance with the provisions of Section 11.2 of the Protocol.

7.                    LICENSE

7.1.                            Each Clinical Study Site and Principal Investigator acknowledges that Sponsor owns all proprietary and intellectual property rights in the Study Drug and the related materials being provided to the Principal Investigator and the Clinical Study Site pursuant to this Agreement, including but not limited to the Protocol and the CRF’s produced in the performance of the Study (collectively, “Sponsor Technology”).  Each Clinical Study Site and Principal Investigator agrees to take no action inconsistent with Sponsor’s ownership of such proprietary and intellectual property rights.  It is agreed that neither Nordic Bioscience (including Sponsor) nor the Clinical Study Sites transfers to the other by operation of this Agreement any patent right, copyright right, or other proprietary right of either party, except as contemplated by Section 7.2.  Each Clinical Study Site and Principal Investigator agrees to disclose promptly and fully to Nordic Bioscience all creative ideas, developments, discoveries, methodologies, improvements and inventions, whether or not patentable, arising as a direct result of the work performed under the Study. The Sponsor, acting through Nordic Bioscience, hereby grants each of the Clinical Study Sites a nonexclusive, non-transferable, royalty-free license to use the Study Drug and Sponsor Technology at the Clinical Study Site solely for purposes of conducting the Study.  Neither the Clinical Study Site nor the Principal Investigator will use or permit use of Study Drug or Sponsor Technology by any third party for any purpose other than the completion of the Study without Sponsor’s prior written permission

7.2.                            If a Clinical Study Site, as a direct consequence of the work on the Clinical Study, conceives or reduces to practice any new invention, then: (i) if such invention is conceived or reduced to practice solely by the Clinical Study Site, it shall be owned by the Clinical Study Site and (ii) if such invention is conceived or reduced to practice by the Clinical Study Site and Sponsor or Clinical Study Site and Nordic Bioscience, it shall be jointly owned by the Clinical Study Site and Sponsor or Clinical Study Site and Nordic Bioscience.  All of the Clinical Study Site’s rights to any new invention related to a new use for the Study Drug will be licensed to Sponsor, upon its request and on commercially reasonable terms.  For new inventions which are not related to a new use for the Study Drug, Clinical Study Site grants Sponsor a first option to obtain an exclusive license to any invention owned in whole or in part by the Clinical Study Site, which shall be negotiated by the parties and contain commercially reasonable terms.  Such option shall be exercisable for a period of six (6) months from the date the Clinical Study Site discloses the invention to Sponsor. . Clinical Study Sites will fully cooperate with Nordic Bioscience in obtaining whatever patent protection may be available on inventions, ideas, and developments arising from their work on the Study, and will further cooperate with Nordic Bioscience in executing all documents deemed necessary by Nordic Bioscience or Sponsor for purposes of procuring such patent protection.

7.3.                            Each Clinical Study Site hereby represents and warrants to Nordic Bioscience that all personnel affiliated with the Clinical Study Site and participating in the Study, including the applicable Principal Investigator, are subject to written agreements requiring them to disclose and assign any new invention to the Clinical Study Site.

8.                    USE OF NAME (ADVERTISING)

The Clinical Study Sites and/or Principal Investigators shall obtain prior written consent from Nordic Bioscience before using the name, symbols or marks of Nordic Bioscience or Sponsor in any form of publicity in connection with the Study.  If any of the Clinical Study Sites or Nordic Bioscience is legally required to make any disclosure

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

that identifies the existence or terms of the Agreement, then either may do so without prior written consent from the other but the applicable Clinical Study Site(s) must notify Nordic Bioscience within five (5) business days of such disclosure.

9.                    CHANGES TO THE PROTOCOL

9.1.                            Subject to Section 9.2, any changes to the Protocol may be made only with the prior agreement of the Sponsor. If these changes will affect the cost of the Study, Nordic Bioscience shall provide the Clinical Study Sites with a written estimate of such change in Study cost.

9.2.                            If generally accepted standards of Good Clinical Practice relating to the safety of study subjects require a deviation from the Protocol, these standards will be followed. Any party who becomes aware of the need for a deviation from the Protocol will immediately notify the other parties to this Agreement and the Sponsor of the facts causing the deviation as soon as, the facts are known to that party but no such deviation or change shall be implemented without the prior written approval of Nordic Bioscience and Sponsor; Nordic Bioscience and Sponsor shall promptly confer and provide a prompt written response regarding any deviation proposed pursuant to this Section 9.2.

9.3.                            Clinical Study Site shall coordinate, and shall cause each Principal Investigator to coordinate, with the relevant institutional review board or ethics committee (the “EC”) to obtain the EC’s written approval of such Principal Investigator’s conduct of the Study at Clinical Study Site, including approval of the Protocol and informed consent form to be executed by all subjects enrolled by Principal Investigator in the Study (the “Informed Consent Form”).  Clinical Study Site shall be responsible for providing Sponsor with a copy of each such approval, together with information about the members of the EC and all relevant correspondence with the EC. In addition, Clinical Study Site shall coordinate, and shall cause Principal Investigator to coordinate, with the EC to obtain review and approval in writing of any amendments made to a Protocol by the parties.  In the event the EC requires changes in the Protocol or Informed Consent Form, such changes shall not be implemented until Sponsor and Nordic Bioscience are notified and Sponsor gives its written approval.  In the event that the EC alters or withdraws its’ approval in any manner, Clinical Study Site shall promptly notify Sponsor and Nordic Bioscience.  The Protocol and the Informed Consent Form shall not be revised without the prior written agreement of Sponsor, Nordic Bioscience and the EC.  Clinical Study Site will use reasonable efforts to ensure that members of the EC agree to abide by the same obligations of confidentiality as apply to Clinical Study Site under this Agreement.

10.            MATERIALS

10.1.                     Sponsor will provide the Study Drug. The Clinical Study Sites will provide Materials derived from study subjects enrolled in the study to Nordic Bioscience. The term “Materials” shall include reagents and materials derived from study subjects enrolled in the Study, including blood, sera, and other biological materials. The Clinical Study Site shall use the Study Drug, and any comparator products provided in connection with the Study, solely for the purpose of properly completing the Study and shall maintain all Study Drug and any comparator products in a locked, secured area at all times. Only those persons who are under the Principal Investigator’s, or Principal Investigators’ direct control and who will be using the Study Drug (and any comparator products) or Materials for the Study shall have access to the Study Drug (and any comparator products) or Materials. Upon termination or completion of the Study, all unused Study Drug and comparator products and all Materials shall be returned to Nordic Bioscience or at Nordic Bioscience’s sole option, destroyed.

11.             CONFORMANCE WITH LAW AND ACCEPTED PRACTICE

11.1.                     The Clinical Study Sites and Principal Investigators shall perform the Study in strict accordance with the protocol, and any subsequent amendments thereto, applicable federal, state, and local laws, regulations and guidelines, good clinical practices (“GCP”), and instructions provided by Nordic Bioscience.  The Clinical Study Sites and Principal Investigators shall permit Nordic Bioscience and agencies such as the FDA to inspect Study records including the Subjects’ medical records. The subject informed consent form signed by the Subjects shall provide for access to the Subjects’ medical records by Nordic Bioscience and by agencies such as the FDA.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.2.                     The Principal Investigator will direct and supervise the Study in accordance with Section 1. Nordic Bioscience and Sponsor shall have the right to (a) monitor and audit the activities of the Principal Investigator and Principal Investigators in the conduct of the Study, and (b) monitor and audit the collection of data from the Study.

11.3.                     The Clinical Study Sites and Principal Investigators shall retain all records from the Study for the time required by applicable regulations and at the sole expense of Clinical Study Sites and/or the Principal Investigator, and to allow for direct access by the applicable government agencies and representatives of Nordic Bioscience of these records, including the study subjects’ medical records.

11.4.                     Each of the Clinical Study Sites and Principal Investigators hereby represent and warrant that neither the Clinical Study Sites, the Principal Investigators nor any of the Clinical Study Sites’ agents or employees rendering services in connection with the Study is presently:  (1) the subject of a debarment action or is debarred pursuant to the Generic Drug Enforcement Act of 1992; (2) the subject of a disqualification proceeding or is disqualified as a clinical investigator pursuant to 21 C.F.R. § 312.70; or (3) the subject of an exclusion proceeding or excluded from participation in any federal health care program under 42 C.F.R. Part 1001 et seq.  Clinical Study Sites shall notify Nordic Bioscience immediately upon any inquiry concerning, or the commencement of any such proceeding concerning Clinical Study Sites, Principal Investigators or any such agent or employee.

12.             INDEMNIFICATION

12.1.                     Pursuant to a separate indemnity letter in the form of Exhibit B, the Sponsor shall provide indemnification to the Clinical Study Sites, the Principal Investigators and any agents and employees of the Clinical Study Sites from any liabilities, claims, actions or suits for personal injury or death directly arising out of the administration or use of the Study Drug during the Study.

12.2.                     The Clinical Study Sites and Principal Investigators shall defend, indemnify and hold harmless Nordic Bioscience, Sponsor and any agents and employees of Nordic Bioscience and Sponsor from any liabilities, claims, actions or suits for personal injury or death directly arising from the negligence or willful misconduct of the Clinical Study Sites, Principal Investigators or their representatives.

13.             STUDY SUBJECT INJURY

If a study subject experiences an adverse reaction to the Study Drug, Sponsor shall provide reimbursement for reasonable and necessary medical expenses incurred by the study subject for the treatment of these adverse reactions pursuant to the separate indemnity letter in the form of Exhibit B.  Neither Nordic Bioscience nor Sponsor will be responsible for any adverse reactions, which are the result of the negligence or misconduct of the Clinical Study Sites, Principal Investigators or any of their representatives.

14.             TERM; TERMINATION

14.1.                     This Agreement shall commence on the date of signature of this Agreement and shall continue until delivery of the final validated Case Report Forms. The completion date is dependent on the delivery to the Clinical Study Sites by Nordic Bioscience of all supplies to be provided by Nordic Bioscience and necessary to the conduct of the Study. Any delay due to the failure of supply by Nordic Bioscience, shall be added to the term of the Study. Clinical Study Sites shall have the right to extend the Agreement should there be any delay due to the failure of the supply by Nordic Bioscience.

14.2.                     This Agreement may be terminated:

14.2.1.                by a Clinical Study Site upon thirty (30) days’ prior written notice only for serious causes resulting in the material breach by Nordic Bioscience of its obligations to such Clinical Trial Site and only if not cured in a timely manner using reasonable commercial efforts;

14.2.2.                by Nordic Bioscience immediately upon written notice;

14.2.3.                by either a Clinical Study Sites or Nordic Bioscience immediately if the applicable Principal Investigator is unable to continue to serve and a successor acceptable to both the Clinical Study Site and Nordic Bioscience is not available; or

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.2.4.                upon the occurrence of an event qualifying as a termination event as described in the Protocol.

14.3.                     Upon the effective date of termination, the applicable Clinical Study Site(s) shall conduct an accounting, which is subject to verification by Nordic Bioscience.  Within thirty (30) days after Nordic Bioscience’s receipt of adequate documentation, Nordic Bioscience will make payment to the applicable Clinical Study Site(s) unless Nordic Bioscience objects to any charge, in which case, the parties shall use best efforts to resolve expeditiously any disagreement.  The payments made by Nordic Bioscience subject to this Section 14.3, will be for:

14.3.1.                all services properly rendered and monies properly expended by the Clinical Study Site  prior to the date of termination and not yet paid for; and

14.3.2.                any reasonable non-cancelable obligations properly incurred for the Study by the Clinical Study Site prior to the effective date of termination.

14.3.3.                The Clinical Study Site shall credit or return to Nordic Bioscience any funds not expended by the Clinical Study Site for the Study prior to the effective termination date.

14.4.                     Immediately upon receipt of a notice of termination, the Principal Investigator shall stop enrolling study subjects into the Study and shall cease conducting procedures on study subjects already enrolled in the Study as directed by Nordic Bioscience, to the extent medically permissible and appropriate.

14.5.                     Termination of this Agreement by Nordic Bioscience or the Clinical Study Sites shall not affect the rights and obligations of the parties accrued prior to the effective date of the termination. The rights and duties under Sections 3, 5, 6, 7, 8, 10, 11, 12, 14, 15, 17 and 18 of this Agreement survive the termination of this Agreement.

14.6.                     If this Agreement is terminated prior to completion of the Study, the Clinical Study Sites shall furnish Nordic Bioscience an acceptable investigator’s report for the Study.

15.             MISCELLANEOUS

This Agreement and the Protocol may only be amended by the mutual written consent of the parties to this Agreement. This Agreement represents the entire understanding of the parties with respect to the subject matter of this Agreement. In the event of any inconsistency between this Agreement and the Protocol, the terms of this Agreement shall govern. The invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement. No waiver of any term, provision or condition of this Agreement in any instance shall be considered to be a continuing waiver of the same term, provision or condition, or of any other term, provision or condition of this Agreement.  This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall be one document binding on all the parties even though each of the parties may have signed different counterparts. This Agreement shall also be considered executed by the parties upon receipt by Nordic Bioscience by facsimile transmission of the counterparts signed by all the parties.  This Agreement shall be interpreted under the laws of the state or province and country in which the applicable Clinical Study Site conducts the Study.

15A.  ASSIGNMENT

Neither CCBR nor a Clinical Study Site nor a Principal Investigator may assign or transfer any rights or obligations under this Agreement without the written consent of Nordic Bioscience.  Upon Nordic Bioscience’s or Sponsor’s request, CCBR may assign this Agreement to Nordic Bioscience or to Sponsor or to a third party, and thereafter CCBR shall not have any obligations or liabilities under this Agreement, and CCBR shall obtain from each Clinical Study Site such Clinical Study Site’s prior consent to such an assignment.  Each affected Clinical Study Site will be given prompt notice of such assignment by the assignee.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16.             ACKNOWLEDGEMENT OF PRINCIPAL INVESTIGATORS

CCBR shall obtain an executed Acknowledgement of Obligations from each Clinical Investigator, including each Principal Investigator, participating in the Study under this Agreement, in the form of Exhibit A hereto, prior to the date that any such Clinical Investigator shall commence performing services for the Study.  “Clinical Investigator” means a listed or identified investigator or subinvestigator for the Study who is directly involved in the treatment or evaluation of research subjects and such investigator’s spouse and each dependent child of such investigator.

17.             FINANCIAL DISCLOSURE

The Clinical Study Sites agrees that, for each listed or identified Clinical Investigator who is directly involved in the treatment or evaluation of research subjects, shall return to Nordic Bioscience a financial disclosure form that has been completed and signed by such Clinical Investigator, which shall disclose any applicable interests held by those investigators or subinvestigators or their spouses or dependent children. The Clinical Study Sites shall ensure that all such forms are promptly updated as needed to maintain their accuracy and completeness during the Study and for one year after its completion. The Clinical Study Sites agrees that the completed forms may be subject to review by governmental or regulatory agencies, Nordic Bioscience and their agents, and the Clinical Study Sites consents to such review. The Clinical Study Sites further consents to the transfer of its financial disclosure data to Nordic Bioscience country of origin, and to the United States of America (“U.S.”) if the Clinical Study Sites is outside of the U.S., even though data protection may not exist or be as developed in those countries as in the Clinical Study Site’s own country.

18.             ELECTRONIC RECORDS

If the data produced by the Clinical Study Sites will be used in support of an application to the United States Food and Drug Administration (“FDA”) and if the Clinical Study Sites  uses electronic systems for creating, modifying, maintaining, archiving, retrieving or transmitting any records that are required by, or subject to inspection by, the FDA, including, but not limited to, CRFs, medical records, informed consent forms, test results, or other source documents, then the Clinical Study Sites  warrants that its systems for such electronic records are in compliance with Section 21 of the United States Code of Federal Regulations, Part 11. The Clinical Study Sites further warrants that, in order to comply with Part 11, it will not use any electronic signatures on any documents required by, submitted to, or supporting a submission to the FDA unless it has certified to the FDA that it intends such electronic signatures to be the legally binding equivalent of a hand-written signature.

19.  SPONSOR AS THIRD PARTY BENEFICIARY OF CERTAIN PROVISIONS

It is understood and agreed that Sponsor is a third party beneficiary of Sections 3, 5, 6, 7, 11 and 12 of this Agreement

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement as of the date first above.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

NORDIC BIOSCIENCE CLINICAL DEVELOPMENT VII A/S	CENTER FOR CLINICAL AND BASIC RESEARCH A/S, on behalf of itself and each of the Clinical Study Sites
Bente Riis, MD, CEO	Hans Chr. Hoeck , MD, CEO

Signature	Signature

Date:	Date:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

PRINCIPAL ~~INVESTIGATOR’s~~INVESTIGATOR’S ACKNOWLEDGEMENT OF OBLIGATIONS

The undersigned Clinical Investigator acknowledges and agrees that I and Center for Clinical and Basic Research, Denmark have entered into a Clinical Trial Agreement with Nordic Bioscience A/S representing the interests of Radius Health, Inc.  to perform the clinical study under Protocol No. BA058-05-005:

An Extension Study to Evaluate Six Months of Standard-of-Care Osteoporosis Management Following Completion of 18 Months of BA058 or Placebo Treatment in Protocol BA058-05-003.

I agree that Center for Clinical and Basic Research, Denmark was authorized to enter into the Agreement on my behalf.

My payment for my involvement in the trial will not in any way be dependant of the outcome of the trial. I will not be paid bonuses or the like in case of positive or negative results. I (including for purposes of this paragraph my spouse and my dependent children, in each case to the extent applicable) do not own nor shall I become entitled to own any of the Radius Health, Inc. securities that are subject to the certain Stock Issuance Agreement entered into between Radius Health, Inc. and Nordic Bioscience A/S or to otherwise receive any compensation or other benefit from such Radius Health, Inc. securities or the proceeds of such Radius Health, Inc. securities.

I will, prior to shipment of clinical supplies to my Clinical Study Site provide Nordic Bioscience with all original documentation necessary for submission to regulatory authorities, including the U.S. Food & Drug Administration, including a completed and signed FDA Form 3455 and Form 1572.

I agree to comply with all the terms and conditions set forth in the Protocol and in the Agreement and to be responsible for assuring that any investigators and study staff under their direct supervision performing work for the Study contemplated by the Agreement and the Protocol similarly comply with the terms and conditions contained therein.

NAME AND ADDRESS OF PI

Date:

Sign:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment K

Indemnity Letter Template

[RADIUS HEALTH, INC. LETTERHEAD]

[Name of Clinical Study Site]

[Address]

[City, State, Country]

1.                   CCBR-Ballerup, Ballerup Byvej 222, DK 2750 Ballerup, Denmark

2.                   CCBR-Ålborg, Hobrovej 42D, DK-9000 Ålborg, Denmark

3.                   CCBR-Vejle, Orla Lehmannsgade 1, DK-7100 Vejle

4.                   CCBR-Tallinn, Pärna 4, 10128 Tallinn, Estonia

5.                   CCBR-Vilnius, Smélio 20, Vilnius, Lithuania

6.                   CCBR-Bucharest, 2-4 Aleea Buchetului, sector 3, bl. C2, Bucharest, Romania

7.                   CCBR-Rio de Janeiro, Rua Meno Barreto, Botafogo, Rio de Janeiro, Brazil

8.                   CCBR-Sao Paolo, Avenida Indianópolis nº 1005, Moema. São Paulo - SP - ZIP CODE: 04063-002

9.                   CCBR-Pardubuce, Masarykovo náměstí 2667, 530 02 Pardubice, Czech Republic

10.            CCBR-Brno, Hybešova 18, 60200 Brno, Czech Republic

11.            CCBR-Prague, Vinohradská 1597/174 Praha 3 — Vinohrady 130 00 Czech Republic

12.            CCBR-Warsaw, Al. Dzieci Polskich PL04-730 Warsaw

13.            CCBR-Lodz, Al Pilsudskiego 9 90-368 Lodz Poland

14.            CCBR Hong Kong, Center for Health and Medical Research, Hong Kong, 6 Floor, Tower II, New World Tower, 18 Queen’s Road Central, Hong Kong

15.            CCBR-Buenos Aires, Fitz Roy 2468 1st floor Buenos Aires, Argentina

16.            Other sites to be added as relevant

Re:  Clinical Trial No. BA058-05-005 (the “Study”) Risk Allocation

Dear Ladies and Gentlemen:

This letter is delivered to you pursuant to Section 13 of the certain Clinical Trial Agreement dated                  , 2012 among Center for Clinical and Basic Research A/S (“CCBR”) on behalf of itself and its affiliates CCBR-Ballerup, CCBR-Ålborg, CCBR-Vejle, CCBR-Tallinn, CCBR-Warsaw, CCBR Lodz  and CCBR Hong Kong and Nordic Bioscience (“Nordic Bioscience”), representing the interests of Radius Health, Inc. (“Radius”) (the “Agreement”).  Capitalized terms used in this letter and not defined in this letter are used with the Agreement.  The Agreement concerns the performance of the Study in accordance with Radius Protocol No. BA058-05-005 “A Randomized, Double-Blind, Placebo Controlled, Phase 2 Study of BA058 Administered as a Coated Transdermal Microarray Delivery System (BA058 Transdermal) in Healthy Postmenopausal Women with Osteoporosis”  (the “Protocol”).

1.              Subject to Paragraph 3, Radius hereby agrees to defend, indemnify and hold harmless [CLINICAL STUDY SITE NAME] (“Clinical Study Site”), including its officers and administrators, employees and agents, including the Principal Investigator and his/her co-investigators and assistants in the Study (collectively, “Indemnitees”) from and against any and all damages, suits, judgments, and liabilities (including expenses and reasonable attorneys’ fees) (collectively, “Losses”) arising from or related to any third party claims of injury, illness or adverse side effects to a patient in the Study that are attributable to the Study Drug.  The indemnification obligation set forth in this Paragraph 1 shall not apply in the event and to the extent that:  (a) such Loss(es) arose as a result of intentional misconduct or negligence by Indemnitees; or (b) the Principal Investigator and those assisting him/her did not adhere to the terms of the Protocol and to Radius’ written instructions relative to the use of Study Drug or failed to employ reasonable care in the conduct of the Study in conformity with the generally accepted standards of the medical community or violated any applicable laws or regulations in any material respect.  For purposes of this Paragraph 1, a violation shall be deemed “material” if it adversely affects the safety, health or welfare of Study subjects.

2.              In the event a patient participating in the Study suffers an illness or injury which the Principal Investigator and Radius reasonably determine to be an adverse reaction directly associated with the Study Drug, and not due to a reason other than the Study Drug, then subject to the provisions of Paragraph 3, Radius shall pay all necessary and reasonable medical and hospital expenses directly associated with the medical treatment of such adverse

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

reaction which are in excess of that portion covered by the patient’s own insurance or other insurance, or third-party payment programs.  In the event diagnostic procedures are required to determine the etiology of the patient’s symptoms, Radius shall pay the reasonable expense of such diagnostic work-up without regard to the final diagnosis, so long as Radius agrees to the need for the diagnostic work-up but Radius shall not be responsible for expenses connected with the subsequent treatment of the patient if the work-up establishes that the patient’s symptomology is not related to the administration of the Study Drug.  Payments under this Paragraph 2 shall be in addition to any payments specified in Paragraph 1.

3.              To receive the benefit of Paragraph 1 or Paragraph 2, the appropriate personnel at Clinical Study Site must (a) promptly notify Nordic Bioscience and Sponsor in writing of any claim of injury, illness, adverse side effects or adverse reaction to the Study Drug; provided, that failure to give such notice shall not relieve Radius of its obligations under Paragraph 1 or Paragraph 2 except where, and solely to the extent that, such failure actually and materially prejudices the rights of Radius; (b) tender to Radius (and its insurer) full authority to defend or settle the claim or suit; provided that no settlement requiring any admission by an Indemnitee or that imposes any obligation on an Indemnitee shall be made without the Indemnitee’s consent; and (c) cooperate fully with Radius in its handling of such claim or suit.  A Clinical Study Site’s failure to perform its obligations under this Paragraph 3 shall relieve Radius of its obligations under Paragraphs 1 and 2. [Radius will reimburse Indemnitees for all reasonable expenses incurred at Radius’ request in connection with this Paragraph 3 except to the extent and in the proportion that Indemnitees are responsible under Paragraph 1].

4.              Any notice to Radius shall be in writing and shall be deemed given to Radius when delivered by hand or sent by internationally recognized overnight courier (such mailed or courier notice to be effective on the date which is two (2) business days after the date of mailing) or sent by facsimile (such notice sent by telefax to be effective one (1) business day after sending, if immediately confirmed by overnight courier as aforesaid), in each case addressed to the following addresses: Radius Health, Inc., 201 Broadway, 6th Floor, Cambridge, MA 02139 USA Attn: [              ], Fax No.: 01.617.551.4701; Phone No.: 01.617.444.1834.

IN WITNESS WHEREOF, the undersigned has executed this letter intending it to take effect as of                       , 2010.

RADIUS HEALTH, INC.

By:
Name, Title

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment L

Cash Budget: TRANSDERMAL_BUDGET_V3.1_26April-2012

(1) The procedures for the Follow-up visit (Visit 10) for Study BA058-05-003 will serve as the procedures performed at Day 1 (for Study BA058-05-005).  The consent form will need to be signed if it was not signed during the End-of-Treatment Visit (Visit 9) of Study BA058-05-003.

(2) Interim or symptom directed physical examinations may be conducted at other time points to assess adverse events or clinical laboratory abnormalities.

(3) Vital signs (blood pressure, pulse rate, body temperature, and respiration rate) are to be recorded at each study visit.  Only the blood pressure assessment on Day 1 (Visit 10) needs to be orthostatic.  Height is to be measured on Day 1 (Visit 10) and Month 6 in the standing position using a medical stadiometer.  Weight is to be measured on Day 1 (Visit 10) and Month 6.  Orthostatic blood pressure is to be measured initially after 5 minutes in the supine position and then again after standing for three minutes.

(4) All routine urinalysis will be performed on a sample freshly voided during the clinic visit.

(5) These blood samples are to be obtained under fasting conditions (N.P.O. for 8 hours; water is acceptable) in the morning of each scheduled study visit.

(6) Includes blood samples for PINP, bone-specific alkaline phosphatase, serum osteocalcin and CTX.

(7) Twenty-four hour urine collection will be used for urinary calcium and urinary creatinine measurements. Subjects will discard the 1st void and begin a 24-hour urine collection the day prior to the clinic visit.

(8) Each DXA for a given subject should be performed on the same machine, and if available, preferably by the same technician

(9)   Each DXA for a given subject should be performed on the same machine, and if available, preferably by the same technician.  Only subjects who had wrist DXA assessments in Study BA058-05-003 will have wrist DXAs performed.

(10) The subjects will maintain a diary throughout the study to record missed doses of medication (including supplements) on a weekly basis; the diaries are to be reviewed with the subject at each study visit.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CLINICAL TRIAL SERVICES AGREEMENT AMENDMENT NO. 1 TO WORK STATEMENT NB-3

RADIUS HEALTH, INC., a Delaware corporation (“Radius”) and NORDIC BIOSCIENCE CLINICAL DEVELOPMENT VII A/S, a Danish corporation (“NB”) that is a wholly-owned subsidiary of Nordic Bioscience Clinical Development A/S entered into a Clinical Trial Services Agreement dated March 29, 2011 (“Agreement”) and Work Statement NB-3 under the Agreement (“Work Statement NB-3”) as of February 21, 2013 (“Effective Date”)

Pursuant to Section 2.3, 2.11 and 11.7 of the Agreement, the parties wish to enter into this Amendment No. 1 to Work Statement NB-3 (“Amendment No. 1”) effective as of February 28, 2014 (“Amendment Date”). Capitalized terms used in this Amendment No. 3 and not defined herein are used with the meanings ascribed to them in the Agreement and Work Statement NB-3.

NOW THEREFORE, in consideration of the mutual promises contained in the Agreement and for other good and valuable consideration the receipt and adequacy of which each of the parties does hereby acknowledge, the parties hereby agree to the terms of this Amendment No. 1 to Work Statement NB-3 as follows:

1.  Addition of Period 2 to NB-3.  (a)  At Radius’ request, NB will contract with up to 28 CCBR and non-CCBR Sites to enroll patients in a Period 2 extension of the clinical study that is the subject of Work Statement NB-3 entitled: BA058-05-005 “An Extension Study to Evaluate 24 Months of Standard-of-Care Osteoporosis Management Following Completion of 18 Months of BA058 or Placebo Treatment in Protocol BA058-05-00” (Attachment 3 to the Agreement).  Radius wishes to provide for payment to NB for Services during Period 2 under this Amendment No. 1.

(b) Attachment A to Work Statement NB-3 is amended to add Study Assumptions for Period 2 immediately following the Payment Schedule table for Period 1 (Attachment 1 to the Agreement).

(c)  Attachment B to Work Statement NB-3 is amended to add Payment Schedule for Period 2 immediately following the final paragraph (Attachment 2 to the Agreement).

This Amendment No. 1 to Work Statement NB-3 contains the following Attachments, each of which is made a part hereof:

Attachment 1 — Specifications/Key Assumptions/Services/Division of

Responsibilities/Timeline Specifications

Attachment 2 — Budgets, Fees, Pass-through Costs, and Payment Schedule

Attachment 3 — Protocol

2.  Ratification.  Except to the extent expressly amended by this Amendment No. 1, all of the terms, provisions and conditions of the Agreement and Work Statement NB-3 are hereby ratified and confirmed and shall remain in full force and effect.  The term “Work Statement NB-3”, as used in the Agreement, shall henceforth be deemed to be a reference to Work Statement NB-3 as amended by this Amendment No. 1.

3.  General.  This Amendment No. 1 may be executed in counterparts, each of which will be deemed an original with all such counterparts together constituting one instrument.

IN WITNESS WHEREOF the parties have caused this Amendment No. 1 to be executed by their respective duly authorized officers, and have duly delivered and executed this Amendment No. 1 under seal as of the Amendment Date.

RADIUS HEALTH, INC.	NORDIC BIOSCIENCE CLINICAL DEVELOPMENT VII A/S

/s/ Robert E. Ward	/s/ Jeppe R. Andersen
By: Robert E. Ward	By: Jeppe R. Andersen
Title: Chief Executive Officer	Title: Chief Executive Officer

Notice Address	Notice Address
Radius Health, Inc.	Nordic Bioscience Clinical Development VII A/S
201 Broadway, 6th Floor	Herlev Hovedgade 207
Cambridge, MA 02139	2730 Herlev
USA	Denmark
Attn: President	Attn: Clinical Trial Leader & Medical Advisor / Clinical Studies
Phone: 01.617.444.1834	Phone: 45.4452.5251
Fax: 01.617.551.4701	Fax: 45.4452.525

Amendment No. 1 to Work Statement NB-3

Attachment 1

Specifications/Key Assumptions/Services/Division of Responsibilities/Timeline Specifications

Study Assumptions for Period 2

Radius Health, Inc.

Protocol:  BA058-05-005, “An Extension Study to Evaluate 24 Months of Standard-of-Care Osteoporosis Management Following Completion of 18 Months of BA058 or Placebo Treatment in Protocol BA058-05-00”

Protocol Number: BA058-05-005
Number of Sites: 28

Argentina	1
Brazil	5
Czech Republic	3
Denmark	3
Estonia	2
Hong Kong	1
Lithuania	1
Poland	6
Romania	1
USA	5

Clinical Trial Timeline and Budget

RADIUS

BA058-05-005 Amendment 1 (Period 2)

Protocol 05 February 2013

Cost Proposal 02 April 2013

Sponsor:	RADIUS
Protocol ID:	BA058-05-005 Amendment 1 (Period 2)
Development Phase:	III
Disease:	Osteoporosis
Total # of Randomized and completed subjects	925
Nordic Start Study Activity	1-Mar-13
Expected Date of FPFV:	1-May-13
Expected Length of Recruitment (months):	18
Treatment duration (months)	18
Follow-up duration (months)	1
Close Out (months)	Transferred from period 1
Duration of Nordic Involvement	37
Number of visits per patient:	2.5
Number of Countries:	10	Ar, Br, Dk, Cz, Ee, Li, Po, Ro, HK, USA
Number of Sites:	28	Ar x 1, Br x 5, Dk x 3, Cz x 3, Ee x 2, Li x 1, Po x 6, Ro x 1, HK x 1, USA x 5

Total Budget	EURO
Clinic Fee	1,802,138	925 subjects
CRO Activities (Nordic Bioscience)	1,165,500
Central Lab Fee (Synarc Lab)	0	No lab tests to be performed
EDC system		Pass through. Estimated to be below 100,000 Euro
Calcium and D		Pass through. Estimated to be 15 Euro per month per subject
Alendronate		Pass through. Estimated to be 30 Euro per month per subject
Total Budget (Euro)	2,967,638

	USD
Central Imaging Reading (Synarc Imaging)	527,740	Scalable and invoiced as such + shipment estimated 41,617 USD
Total Budget (USD)	527,740

Pass through Cost	EURO
Monitoring Travel Expenses & Accommodations/ other travels	Included
Translation	Included
Investigator Meeting	NA
Alendronate and calcium/ D supllement	Not included
Image shipments	Not included
Submission Fee to ERC and CA	Not included
EDC system	Not included
Data Monitoring Committe	Not included
Patient insurance	Not included
Medical writing	Not included
External advisory Board	Not included
Statistical Data analysis and Clinical Study Report	Not included

Payment schedule	Euro

Upfront	222,573
1,243 per enrolled subject	1,149,775
60,514 per month for 19 months	1,149,766
Rest	445,524
2,967,638

Amendment No. 1 to Work Statement NB-3

Attachment B

Budgets, Fees, Pass-through Costs, and Payment Schedule*

For Period 2

Protocol:  BA058-05-005, “An Extension Study to Evaluate 24 Months of Standard-of-Care Osteoporosis Management Following Completion of 18 Months of BA058 or Placebo Treatment in Protocol BA058-05-00”

The Cash budget is Euro 2,967,638 and USD 527,740

The Bonus Equity Payment Amount budget is Euro 2,967,638 and USD 527,740

The Cash budget will be paid as follows:

•                  7.5% (Euro 222,573) upon execution.

•                  39% (Euro 1,149,775) of the Euro cash budget will be paid during enrollment at Euro 1,243 per randomized patients at all non-US sites (the SITES).

•                  The USD budget will be paid according to invoices received from Synarc Inc.

•                  39% (Euro 1,149,766) of the Euro cash budget will be paid on a monthly basis over 19 months starting after patient randomization is completed with Euro 60,514 per month.

•                  The USD budget will be paid according to invoices received from Synarc Inc.

•                  15% (Euro 445,524) of the Euro cash budget will be paid when the database is locked and transferred to and accepted by Radius.

Pass through costs will be invoiced on a monthly basis.

The Equity budget will be paid in concert with the cash payment after the same model as for Work Statement NB-1, NB-2 and NB-3 (Period 1) under an amended Stock Issuance Agreement modeled on the Amended and Restated Stock Issuance Agreement entered into by the parties as of May 16, 2011.

The pricing specified in this Budget is calculated based upon 925 subjects randomized and completed but will be adjusted for the number of completed patients greater or less than 925 subjects as follows (i) on a fully pro rata basis for the Clinic Fee and the Central Imaging Reading Fee; and (ii) by an amount of euro 487 per subject for the CRO Activities Fee. Should greater than 925 patients be randomized into the study, Euro 1,243 per patient shall be paid at the time of randomization of the additional patients. Thereafter, at the time of completion of patient randomization for the study, the monthly payments over the remaining 19 months of clinic activities shall be adjusted to reflect the actual number of randomized patients but also factoring in the actual drop-out rate at the time of completion of patient randomization and preserving a 15% final payment amount when the database is locked and transferred to Radius. The rate of drop-outs will be monitored over the 19 month period and appropriate adjustments will be made on a quarterly basis to the monthly payment amount as well as the final payment amount to reflect a higher or lower drop-out rate following completion of patient randomization according to following table.

Dropout time	Payment (if no radiology performed)	Payment (if radiology performed)

After Visit 3, before Visit 4	EUR 643 (33% of the total Clinic Fee)	EUR 1,123.5 (58% of the total Clinic Fee)

After Visit 4, before Visit 5	EUR 1,052 (54% of the total Clinic Fee)	EUR 1,535.8 (78.88% of the total Clinic Fee)

After Visit 5	n/a radiology is mandatory	EUR 1,948 (100% of the total Clinic Fee)*

*The additional payment for radiology shall not be owed for any patient that is lost to follow-up and no radiology is completed

The Cash Budget and the Bonus Equity Payment Amount shall be reduced by an amount of euro 1,948 per subject for Clinic Activities not performed at the SITES for any patients enrolled in the United States. Such reduction to be applied in pro rata installments to monthly payments after patient randomization is completed.  Otherwise, all pricing will be adjusted on a pro rata fashion to reflect the actual study activities completed by the study subjects.

CLINICAL STUDY PROTOCOL

An Extension Study to Evaluate 24 Months of Standard-of-Care Osteoporosis Management Following Completion of 18 Months of BA058 or Placebo Treatment in Protocol BA058-05-003

This study will be conducted according to the protocol and in compliance with Good Clinical Practice, the ethical principles stated in the Declaration of Helsinki, and other applicable regulatory requirements.

Protocol Number:	Protocol BA058-05-005
Protocol Date (Version):	Original (23 July 2012) Amendment 1, Version 1 (13 February 2013)
EudraCT Number	2012-002216-10
IND Number:	73,176
Study Sponsor:	Radius Health, Inc. 201 Broadway, 6th Floor Cambridge, MA 02139, USA Tel: 617.551.4700. Fax: 617.551.4701
Sponsor Medical Monitor:	Louis Brenner, MD Chief Medical Officer, Radius Health, Inc. Tel: 617.551.4006. Fax: 617.551.4701. Email: lbrenner@radiuspharm.com
Study Safety Officer	Bente Juel Riis, MD Medical Advisor, Nordic Bioscience A/S Tel: +45 22 90 13 17. Fax: +41 91 970 2988 Email: bjr@nordicbioscience.com
Contract Research Organization (CRO):	Nordic Bioscience A/S Herlev Hovedgade 207 2730 Herlev, Denmark Tel: +45 4452 5252. Fax: +45 4452 5251

Disclosure Statement

This document contains information that is confidential and proprietary to Radius Health, Incorporated (RADIUS). This information is being provided to you solely for the purpose of evaluation and/or conducting a clinical trial for RADIUS. You may disclose the contents of this document only to study personnel under your supervision and/or to your institutional review board(s) or ethics committee(s) who need to know the contents for this purpose and who have been advised on the confidential nature of the document.

PROTOCOL SYNOPSIS

Title:      An Extension Study to Evaluate 24 Months of Standard-of-Care Osteoporosis Management Following Completion of 18 Months of BA058 or Placebo Treatment in Protocol BA058-05-003

Protocol Number:  BA058-05-005

Test Drug:  BA058 Injection

Study Objectives:

The primary objective of this study is to collect clinical information regarding six months of treatment with alendronate, in subjects who have previously received 18 months of blinded treatment with BA058 Injection or Placebo in Study BA058-05-003.  Safety data will be obtained via clinical, laboratory and radiologic assessments.  Following the initial six months of treatment in the study, subjects will then enter the long-term observational phase of the study during which subjects will continue to receive alendronate treatment for an additional 18 months (for a total of 24 months).

The specific objectives of this study are to:

•                  Provide additional information on safety in study subjects receiving six months of treatment with alendronate following 18 months of treatment with BA058 Injection 80 µg/Placebo.

•                  Provide information on the vertebral fracture rate in subjects receiving six months of treatment with alendronate following 18 months of treatment with BA058 Injection 80 µg/Placebo.

•                  Provide additional information on non-vertebral fractures and BMD change associated with six months of treatment with alendronate following 18 months of treatment with BA058 Injection 80 µg/Placebo.

•                  Provide additional information on BMD change and osteoporosis status associated with 24 months of treatment with alendronate after 18 months of treatment with BA058 Injection 80 µg/Placebo.

The analysis performed at six months of this Extension Study will be used as a follow-up to the 18 month fracture endpoint for Study BA058-05-003.  The analyses performed on data in this study will be descriptive in nature.  Full details of the statistical procedures to be used will be provided in the Statistical Analysis Plan.

Study Population:

Subjects with postmenopausal osteoporosis who completed the End-of-Treatment Visit (Visit 9) for Study BA058-05-003 and were previously randomized to either blinded BA058 Injection 80 µg or blinded Placebo are eligible for inclusion into this Extension Study provided that they fulfill the Inclusion/Exclusion criteria described below.

Inclusion/Exclusion Criteria

Otherwise healthy ambulatory postmenopausal women who participated in, and who completed 18 months of treatment with either blinded BA058 Injection 80 µg or blinded Placebo in Study BA058-05-003, are scheduled to complete or have completed the End-of-Treatment visit (Visit 9 in Study BA058-05-003), and who have provided a new written informed consent for the Extension Study, are eligible for enrollment into this study.  Participants must be no more than 40 days from Visit 9 in Study BA058-05-003 to be eligible for this study.  The physical examinations and clinical laboratory measurements from the End-of-Treatment visit from Protocol BA058-05-003 (Visit 9) of the BA058-

05-003 study will provide baseline data for this Extension Study.  In addition, the subjects must, in the opinion of the Investigator, be appropriate candidates for further osteoporosis management.

Subjects will not be enrolled if they experienced a treatment-related SAE as assessed by the Investigator, or if they were withdrawn from Study BA058-05-003 for any reason.  Subjects who are not candidates for alendronate treatment will receive standard-of-care management determined to be appropriate by the Investigator.  Specific inclusion and exclusion criteria are described in Section 4.1 and Section 4.2, respectively.

Study Design and Methodology:

Number of Subjects

All subjects who were randomized to the BA058 Injection 80 µg/Placebo arms in Study BA058-05-003, and who completed 18 months of treatment will be offered the opportunity to participate in this study.  There will, therefore, be a potential maximum of 1,600 subjects eligible to be enrolled in this study.

Design

This study will be an open-label extension of Study BA058-05-003.  The purpose of the study is to provide longer term safety data, fracture data and BMD data after six months of treatment with alendronate, in otherwise healthy ambulatory postmenopausal women with severe osteoporosis who have previously received 18 months of blinded treatment with BA058 Injection or Placebo.  The analysis performed at six months will be used as a follow-up to the 18 month fracture endpoint for Study BA058-05-003.  In addition, this study will examine changes in osteoporosis status after 24 months of treatment with alendronate in otherwise healthy ambulatory women with severe osteoporosis who have previously received 18 months of blinded treatment with BA058 Injection/Placebo.  The analysis performed at 24 months will be descriptive in nature.

Subjects randomized to BA058 Injection 80 µg/Placebo in Study BA058-05-003 and who are candidates for ongoing osteoporosis care, will receive six months of treatment with oral alendronate at a total dose of 70 mg once per week for 24 months.  All subjects will undergo protocol specified procedures (Section 7.0, Appendix 14.1 and 14.2) including BMD and fracture assessment.  The study design is presented in Figure 1, below.

Figure 1:  Protocol BA058-05-005 Study Design

In this study, the Follow-up Visit from the 18 month study (Visit 10 from Study BA058-05-003) will serve as the Day 1 Visit (Visit 1) for this six month Extension Study (Study BA058-05-005).

Following the initial six months of treatment, subjects will enter the long-term observational phase of this study during which the subjects will continue to receive alendronate treatment for an additional 18 months.  During the long-term follow-up of this study, subjects will continue to undergo study related procedures as outlined in Section 14.1 and Section 14.2.

All subjects will continue to take calcium and vitamin D supplementation throughout the Extension Study.

Study Visits

At the End-of-Treatment Visit (Visit 9) for Study BA058-05-003, the possibility of participating in the Extension Study will be discussed with subjects randomized to BA058 80 µg/Placebo.  This Extension Study will be comprised of standard-of-care osteoporosis management, including 24 months of treatment with alendronate.  In the month between Visit 9 and Visit 10 (between months 18 and 19 of Study BA058-05-003), the Investigator will consider the results of the assessments performed at Visit 9, including a local review of BMD, and determine if alendronate is appropriate for the subject, as part of this Extension Study.

At the Follow-up (Visit 10 for Protocol BA058-05-003, Day 1 for Protocol BA058-05-005) subjects; who were randomized to BA058 Injection 80 µg/Placebo, who fulfill the inclusion/exclusion criteria (Section 4.1 and Section 4.2), and who have agreed to participate in the Extension Study; will sign the Informed Consent Form and be enrolled in the study.

Alendronate is the recommended osteoporosis treatment for this Extension Study.  Subjects who have been determined by the Investigator to be candidates for alendronate therapy will receive open-label oral alendronate treatment at a total dose of 70 mg once per week for 24 months.  Subjects will be instructed to take their first dose of alendronate for Study BA058-05-005 in the morning, on the day following their Day 1 visit.  Following the initial six months of treatment in this study, subjects will enter the long-term observational phase of this study, during which subjects will continue to receive alendronate treatment for an additional 18 months.

All subjects will have clinic visits for study related procedures at Day 1, Month 3, Month 6, Month 12, Month 18 and Month 24.  For the purpose of this study one month is equal to 30 days.

Statistical Considerations:

Exploratory statistical analyses will assess longer term safety, fracture incidence (including vertebral and non-vertebral fracture), and BMD change following treatment with alendronate for six months after the completion of a subject’s participation of 18 months in study BA058-05-003.

The analyses performed at six months will be used as a follow-up to the 18 month fracture endpoint for Study BA058-05-003.  At this time-point, subjects will be analyzed based on the randomization assignment in the BA058-05-003 study.  Other analyses performed on the data in this study will be descriptive in nature.

Fractures and BMD Analyses

All specified endpoints will be summarized by treatment group and study period using standard descriptive statistics (n, mean, SD, median, minimum, maximum or n and %, as appropriate).  The fracture incidence; either clinically or radiologically determined, based on clinical events or protocol-directed vertebral x-rays at Month 6 of this Extension Study; will be tabulated.  In addition, BMD results from the six months of treatment with alendronate will also be tabulated based on the treatment arm they were randomized to in the BA058-05-003 study, with additional tabular categories for results from the entire contiguous 24 months from baseline of study BA058-05-003 through the end of Study BA058-05-005, as well as the results during the 18 months of study BA058-05-003, for subjects who eventually enter study BA058-05-005.  These descriptive analyses will be conducted on all subjects with baseline and post-baseline data.

Safety Analysis

Data will be summarized and tabulated based on the enrolled population for this Extension Study.  All subjects enrolled in the Extension Study will be included in the safety analysis that will be performed on the following parameters:

•                  Incidence and severity of AEs.

•                  Pathological changes in hematology, chemistry and urinalysis data based on normal ranges supplied by the clinical laboratory, if applicable.

Safety assessments for changes in physical examination, vital signs, ECG, and laboratory tests will be descriptively summarized by treatment and study periods.  Concomitant medication classes will be categorized using World Health Organization (WHO) drug dictionary and summarized by number and percent of subjects using each class by treatment group.  All treatment emergent adverse events (TEAEs) will be coded for system organ class (SOC) and preferred term (PT) using MedDRA and the number (%) of subjects experiencing each AE (SOC/PT) will be summarized by treatment, relationship to treatment, and severity.  All serious adverse events (SAE) will be listed and the number (%) of subjects with an SAE presented by treatment group.

Procedures and Assessments

Fractures and BMD

The End-of-Treatment (Visit 9) evaluations for vertebral fracture assessment, non-vertebral fracture assessment and BMD from Study BA058-05-003 will serve as the baseline evaluations in this study.  The Day 1 assessment will be concurrent with the Follow-up Visit (Visit 10) for Study BA058-05-003.  Subjects will return to the clinic for assessment of BMD at spine, hip and wrist (for those subjects who had wrist DXAs performed in Study BA058-05-003) at Month 6 and at Month 24.  Clinical and radiographic assessments for fractures will be performed at Month 6 and Month 24, and bone marker assessments of anabolism (PINP, bone-specific alkaline phosphatase and osteocalcin) and resorption (CTX) will be performed at Day 1 and Month 6.

Safety

Safety evaluations performed will include physical examinations, vital signs, 12-lead ECGs, clinical laboratory tests, and monitoring and recording of adverse events.

Complete details of the study assessments are provided in Section 7.0, in the Schedule of Visits and Procedures (Appendix 14.1) and in the Suggested Schedule of Events and Procedures by Study Visit (Appendix 14.2).

Treatments Administered

Alendronate sodium (Fosamax®, Merck & Co., Inc., or other approved generic manufacturer) 70 mg tablets for oral administration contain 91.35 mg of alendronate monosodium salt trihydrate which is the molar equivalent of 70 mg free acid and excipients.  Alendronate should be stored in a well-closed container at room temperature, 15-30ºC.  The alendronate may be generic substitutable approved versions which contain different inactive ingredients, but the amount of active free alendronate must be equivalent to 70 mg.  Alendronate for Europe, Hong Kong and the US will be sourced centrally; alendronate for South America will be sourced locally by the medical center and reimbursed by the Sponsor.

Calcium (500—1000 mg) and vitamin D (400—800 IU) supplements will be sourced locally by the medical center and provided to the subjects at the expense of the Sponsor. Subjects will continue to take calcium and vitamin D as they did in Study BA058-05-003.

Duration of Subject Participation:

Participation in the initial phase of this study will be approximately six months from enrollment to completion of the six month study evaluations.  Participation for both the initial and observational phases of the study will be approximately 24 months.  In combination with Study BA058-05-003, subjects will participate in this clinical postmenopausal osteoporosis program for 43 to 44 months.  The first visit of Study BA058-05-005 will be concurrent with Visit 10 of Study BA058-05-003.

TABLE OF CONTENTS

PROTOCOL SYNOPSIS				9

Table of Contents				14

List of Abbreviations				17

1.0	introduction			19
	1.1	Background Information		19
	1.2	Drug Under Study		20
		1.2.1	Efficacy of Alendronate	20
		1.2.2	Safety of Alendronate Sodium	20
	1.3	Study Rationale and Selection of Doses		21
		1.3.1	Study Rationale	21
		1.3.2	Study Design	22
		1.3.3	Study Population	22
		1.3.4	Selection of Endpoints	22
		1.3.5	Selection of Dose	22

2.0	STUDY OBJECTIVES			23

3.0	INVESTIGATIONAL PLAN			23
	3.1	Overall Design and Study Plan		23
		3.1.1	Treatment Period	24

4.0	SELECTION OF STUDY POPULATION			25
	4.1	Number of Subjects		25
	4.2	Inclusion Criteria		25
	4.3	Exclusion Criteria		25
	4.4	Withdrawal of Subjects from the Study		26
	4.5	Temporary Suspension of Treatment		26
	4.6	Replacement of Subjects		26

5.0	STUDY TREATMENTS			27
	5.1	Study Medications		27
		5.1.1	Alendronate	27
		5.1.1.1	Restrictions on Alendronate Use	27
		5.1.2	Calcium and Vitamin D Supplements	27
	5.2	Packaging, Labeling and Storage		27
		5.2.1	Storage	27

	5.3	Treatment Assignment		27
	5.4	Study Medication Administration		28
		5.4.1	Alendronate Administration	28
	5.5	Treatment Compliance		28
	5.6	Unblinding of Study Medication		28

6.0	CONCOMITANT MEDICATIONS			28
	6.1	Concomitant Medications		28
	6.2	Prohibited Medications		29

	7.0	STUDY ASSESSMENTS		29
	7.1	Clinical Procedures/Assessments		29
		7.1.1	Informed Consent	29
		7.1.2	Recent Health Status	30
		7.1.3	Vital Signs	30
		7.1.4	Height and Weight	30
		7.1.5	Orthostatic Blood Pressure and Heart Rate	30
		7.1.6	Electrocardiogram	30
		7.1.7	Clinical Laboratory Evaluations	30
		7.1.8	Clinical Chemistry and Urinalysis (Dipstick)	31
		7.1.9	Hematology	31
		7.1.10	Coagulation	32
		7.1.11	24-Hour Urine Collection	32
		7.1.12	Bone Mineral Density	32
		7.1.13	Serum Markers of Bone Metabolism	32
		7.1.14	Clinical and Radiologic Evaluation of Fractures	33
		7.1.15	BA058 Antibody Assessments	33
		7.1.16	Subject Diaries	33
		7.1.17	Activity and Diet	33

8.0	ADVERSE EVENTS AND SAFETY EVALUATION			33
	8.1	Definitions, Documentation, and Reporting		34
		8.1.1	Adverse Event Definition	34
		8.1.2	Serious Adverse Event Definition	34
	8.2	Monitoring of Adverse Events and Period of Observation		35
	8.3	Procedures for Recording and Reporting AEs and SAEs		35
	8.4	Rules for Suspension of the Study		36

9.0	Statistical Procedures			37
	9.1	Sample Size		37
	9.2	Randomization, Stratification and Blinding		37
	9.3	Populations for Analysis		37
		9.3.1	Safety Population	37
	9.4	Procedures for Handling Missing, Unused, and Spurious Data		37

	9.5	Statistical Methods		38
		9.5.1	Statistical Considerations	38
		9.5.2	Baseline Comparisons	38
		9.5.3	Fractures and BMD Analysis	38
		9.5.4	Safety Analysis	38
		9.5.5	Procedures for Reporting Deviations to Original Statistical Analysis Plan	39
	9.6	Data Oversight		39
		9.6.1	Central Review of Radiographs and DXA Scans	39

10.0	ADMINISTRATIVE REQUIREMENTS			39
	10.1	Good Clinical Practice		39
	10.2	Ethical Considerations		39
	10.3	Subject Information and Informed Consent		40
	10.4	Protocol Compliance		40
	10.5	Case Report Form Completion		40
	10.6	Source Documents		41
	10.7	Study Monitoring		41
	10.8	On-Site Audits		41
	10.9	Drug Accountability		41
	10.10	Record Retention		42
	10.11	Study Termination		42
	10.12	Liability and Insurance		42

11.0	USE OF INFORMATION AND PUBLICATION OF STUDY FINDINGS			43
	11.1	Use of Information		43
	11.2	Publication		43

12.0	INVESTIGATOR AGREEMENT			44

13.0	References			45

14.0	APPENDICES			47
	14.1	Schedule of Visits and Procedures		48
	14.2	Suggested Schedule of Events and Procedures by Study Visit		49
	14.3	Eastern Cooperative Oncology Group (ECOG) Common Toxicity Criteria		57

LIST OF ABBREVIATIONS

Abbreviation	Term
°C	Degree Celsius
°F	Degree Fahrenheit
µg	Microgram
µmol	Micromole
AE	Adverse event
ALT	Alanine aminotransferase
AST	Aspartate aminotransferase
BMD	Bone mineral density
BMI	Body mass index
bpm	Beats per minute
BSAP	Bone-specific alkaline phosphatase
BUN	Blood urea nitrogen
cm	Centimeter
CPK	Creatine phosphokinase
CRF	Case report form
CRO	Contract research organization
CTX	C-telopeptides of type 1 collagen crosslinks (serum)
DXA	Dual energy x-ray absorptiometry
ECG	Electrocardiogram
eCRF	Electronic case report form
FDA	Food and Drug Administration
g	Gram
GCP	Good clinical practice
GGT	Gamma-glutamyltranspeptidase
GLP	Good laboratory practice
GMP	Good manufacturing practice
ICH	International Conference on Harmonization
IEC	Independent ethics committee
IRB	Institutional review board
ITT	Intent-to-treat
IU	International unit
IV	Intravenous
IVRS	Interactive voice response system
kg	Kilogram
L	Liter
LDH	Lactate dehydrogenase
MCH	Mean corpuscular hemoglobin
MCHC	Mean corpuscular hemoglobin concentration

Abbreviation	Term
MCV	Mean corpuscular volume
MedDRA	Medical dictionary for regulatory activities
µL	Microliter
mg	Milligram
mL	Milliliter
mmHg	Millimeter of mercury
msec	Millisecond
NPO	Nothing by mouth
ng	Nanogram
ONJ	Osteonecrosis of the jaw
PA	Posterior-anterior
PD	Pharmacodynamic
pg	Picogram
PINP	N-terminal propeptide of type I procollagen
PK	Pharmacokinetic
PT	Prothrombin time
PTH	Parathyroid hormone
PTHrP	Parathyroid hormone related peptide
PTT	Partial thromboplastin time
PUBs	Upper gastrointestinal perforations, ulcers and bleeds
QT	Total depolarization and repolarization time
QTc	Total depolarization and repolarization time corrected with heart rate
RBC	Red blood cell
SAE	Serious adverse event
SC	Subcutaneous
SD	Standard deviation
SERMs	Selective estrogen receptor modulators
SOC	System organ class
SOP	Standard operating procedure
TEAEs	Treatment emergent adverse events
ULN	Upper Limit of Normal
WBC	White blood cells
WHO	World Health Organization

1.0                         INTRODUCTION

1.1                         Background Information

Osteoporosis is a systemic skeletal disease characterized by low bone mass and microarchitectural deterioration of bone tissue which leads to enhanced fragility and increased risk of fractures (Rizzoli, 2001).  It is estimated that over 200 million people worldwide have osteoporosis (Reginster, 2006) and osteoporosis causes more than 8.9 million fractures worldwide, of which more than 4.5 million occur in the Americas and Europe (WHO Scientific Group, 2007).  The vast majority of osteoporotic fractures occur in elderly women and incidence increases markedly with age.  Most fractures occur at the spine, wrist and hip.  Of these, hip fractures carry the highest morbidity and mortality.  In 1990, the total number of hip fractures in men and women was estimated to be 1.26 million worldwide, and it is estimated that this number will increase to 3.6 million by 2025 and to 4.5 million by 2050 (Gullberg, 1997).

Subject enrolled in this Extension Study will have completed 18 months of treatment with BA058 Injection 80 µg/Placebo.  BA058 is a synthetic 34 amino acid analog of parathyroid hormone related peptide(PTHrP), with molecular modifications of specific amino acids, and is under clinical development for the prevention of fractures in postmenopausal women with severe osteoporosis who are at a risk for fracture.  BA058 shows particular potential for reversing bone loss at both the spine and the hip, the site of the most debilitating osteoporotic fractures in elderly women.  BA058 is a synthetic analog of PTHrP (1-34) designed to give a greater anabolic effect than human parathyroid hormone (hPTH).  Initial in vitro and in vivo studies identified BA058 as displaying bone anabolic properties without a significant hypercalcemic effect.  In humans, BA058 has different pharmacokinetics (PK) and pharmacodynamics (PD) properties than hPTH(1-34) and has been shown in a Phase 2 study (BA058-05-002) to have similar or greater efficacy in restoring bone mineral density (BMD) in individuals with osteoporosis than hPTH(1-34).  Overall, BA058 has been well tolerated in previous studies.

This is an open-label extension of Study BA058-05-003.  Enrollment requires previous participation in, and successful completion of, 18 months of treatment with BA058 Injection 80 µg/Placebo in Study BA058-05-003.  The purpose of this extension is to accumulate longer-term safety, fracture, and BMD data in subjects who receive six months of standard-of-care osteoporosis treatment, including treatment with alendronate, following 18 months of treatment with blinded BA058/Placebo treatment.  Following the initial six months of treatment in this study, subjects will then enter the long-term observational phase of this study during which the subjects will continue to receive alendronate treatment for an additional 18 months.  The analyses performed at six months will be used as a follow-up to the 18 month fracture endpoint for Study BA058-05-003.  Other analyses performed on the data in this study will be descriptive in nature.  Full details of the statistical procedures to be used will be provided in the Statistical Analysis Plan.  Alendronate, a bisphosphonate, is approved and marketed world-wide for the treatment and prevention of osteoporosis in postmenopausal women.

1.2                               Drug Under Study

1.2.1                     Efficacy of Alendronate

Alendronate is a bisphosphonate that acts as a specific inhibitor of osteoclast-mediated bone resorption.  Bisphosphonates are synthetic analogs of pyrophosphate that bind to the hydroxyapatite found in bone.  At the cellular level, alendronate shows preferential localization to sites of bone resorption, specifically under osteoclasts.  The osteoclasts adhere normally to the bone surface but lack the ruffled border that is indicative of active resorption.  Alendronate does not interfere with osteoclast recruitment or attachment, but it does inhibit osteoclast activity. (Fosamax Package Insert)

Bisphosphonates including alendronate are widely used to treat osteoporosis.  In animal models, minipigs treated with alendronate exhibited a direct correlation between cancellous bone volume and bone strength (Lefage 1995).  In primates, treatment with alendronate increased the strength of cancellous bone between 44 and 100% (the effect was dose dependent) when compared to vehicle, and also increased bone mass (Balena 1993).  In dogs, this increase in bone mass occurred without causing abnormalities in bone modeling of bone structure (Balena, 1996).

In postmenopausal women, alendronate has been demonstrated to increase bone mineral density, decrease bone turnover and reduce the risk of fracture among women with osteoporosis (Tucci, 1996; Devogelaer, 1996; Liberman, 1995).  The therapeutic effects on bone density, remodeling and fracture prevention persist following daily treatment at an oral dose of 10 mg for up to 10 years (Bone, 2004).  Studies have demonstrated that sequential treatment of osteoporosis with one year of treatment with PTH followed by one year of treatment with alendronate resulted in an increase in vertebral bone density that was considerably greater than previously reported for alendronate alone (Rittmaster, 2000).  In subjects receiving PTH(1-84) followed by alendronate, there were significant increases in BMD, in particular trabecular spine, when compared to PTH(1-84) followed by placebo (31% vs. 14%, p<0.001) (Black, 2005).

1.2.2                     Safety of Alendronate Sodium

According to the US package insert for Fosamax® (alendronate sodium), in studies of up to five years duration, adverse experiences usually were mild and generally did not require discontinuation of therapy.  In a three-year, placebo-controlled, double blind study in which 196 subjects were treated with 10 mg/day, discontinuation due to any adverse experience occurred in 4.1% of subjects treated with alendronate, and 6% of 397 subjects treated with placebo.  The most frequently reported adverse event (occurring in >2% of subjects treated with alendronate) in this study were abdominal pain, musculoskeletal pain, nausea, dyspepsia, constipation, diarrhea, flatulence, headache and acid regurgitation.

Alendronate may cause local irritation of the upper gastrointestinal mucosa.  Esophageal adverse experiences, such as esophagitis, esophageal ulcers and esophageal erosions occasionally with bleeding and rarely followed by esophageal stricture or perforation have been reported.  Osteonecrosis of the jaw (ONJ), which can occur spontaneously, is generally associated with tooth extraction and/or local infection with delayed healing, has been reported in subjects taking alendronate.  For subjects requiring dental procedures, discontinuation of alendronate therapy may reduce the risk for ONJ.

Atypical, low-energy, or low trauma fractures of the femoral shaft have been reported in bisphosphonate-treated patients.  These fractures can occur anywhere in the femoral shaft from just below the lesser trochanter to above the supracondylar flare and are transverse or short oblique in orientation without evidence of comminution.  Causality has not been established as these fractures also occur in osteoporotic patients who have not been treated with bisphosphonates.

Atypical femur fractures most commonly occur with minimal or no trauma to the affected area.  They may be bilateral and many patients report prodromal pain in the affected area, usually presenting as dull, aching thigh pain, weeks to months before a complete fracture occurs.  A number of reports note that patients were also receiving treatment with glucocorticoids (e.g. prednisone) at the time of fracture.

Any patient with a history of bisphosphonate exposure who presents with thigh or groin pain should be suspected of having an atypical fracture and should be evaluated to rule out an incomplete femur fracture.  Patients presenting with an atypical fracture should also be assessed for symptoms and signs of fracture in the contralateral limb.  Interruption of bisphosphonate therapy should be considered, pending a risk/benefit assessment, on an individual basis.

According to the Summary of Product Characteristics for alendronate from the EMA, the following adverse experiences have been reported in alendronate treated subject during clinical trials and/or post-marketing use:

Common:  Headache, abdominal pain, dyspepsia, constipation, diarrhea, flatulence, esophageal ulcer, dysphagia, abdominal distension, acid regurgitation and musculoskeletal pain.

Uncommon:  Nausea, vomiting, gastritis, esophagitis, esophageal erosions, melena, rash, pruritus and erythema.

Rare:  Hypersensitivity reactions including urticarial and angioedema, symptomatic hypocalcemia (often in association with predisposing conditions), uveitis, scleritis, episcleritis, esophageal stricture, oropharyngeal ulceration, upper gastrointestinal perforations, ulcers and bleeds (PUBs), rash with photosensitivity, osteonecrosis of the jaw, atypical subtrochanteric and diaphyseal femoral fractures and transient symptoms as in an acute-phase response (myalgia, malaise and rarely, fever), typically associated with initiation of treatment.

1.3                               Study Rationale and Selection of Doses

1.3.1                     Study Rationale

The purpose of the study is to provide longer term safety data, fracture data and BMD data after six months of treatment with alendronate, in otherwise healthy ambulatory postmenopausal women with severe osteoporosis who have previously received 18 months of blinded treatment with BA058 Injection or Placebo.  Following the initial six months of treatment in this study, subjects will enter the long-term observational phase of the study during which the subjects will continue to receive alendronate for an additional 18 months.

1.3.2                     Study Design

Subjects randomized to BA058 Injection 80 µg/Placebo, who have completed 18 months of treatment in Protocol BA058-05-003 and, who meet the Inclusion/Exclusion criteria (Sections 4.2 and 4.3) are eligible to participate in this study.  Subjects originally randomized to BA058 Injection 80 µg/Placebo in Study BA058-05-003 and who are candidates for ongoing osteoporosis care, will receive 24 months of daily open-label alendronate treatment at a total dose of 70 mg/week.

1.3.3                     Study Population

The study population in this protocol is comprised of otherwise healthy ambulatory postmenopausal women who:

1.              have participated in Study BA058-05-003,

2.              were randomized to either BA058 Injection 80 µg/Placebo,

3.              have completed the End-of-Treatment Visit (Visit 9 in Study BA058-05-003), and

4.              have provided a new written informed consent for this protocol.

Subjects will not be enrolled if they experienced treatment-related SAE or were withdrawn from Study BA058-05-003 for any reason.

1.3.4                     Selection of Endpoints

The fracture incidence; either clinically or radiologically determined, based on clinical events or protocol-directed vertebral x-rays at Month 6 of this Extension Study; will be tabulated.  In addition, BMD results from the six months of treatment with alendronate will also be tabulated, with additional tabular categories for results from the entire contiguous 24 months from baseline of study BA058-05-003 through the end of Study BA058-05-005, as well as the results during the 18 months of study BA058-05-003, for subjects who eventually enter study BA058-05-005. Bone formation (PINP, osteocalcin, BSAP) and resorption (CTX) markers will also be assessed.  Clinical incidence of any fracture and radiologic incidence of vertebral fracture will also be evaluated at Month 24.  The End-of-Treatment (Visit 9) evaluations for BMD, vertebral fracture, and non-vertebral fracture assessments from BA058-05-003 will serve as the baseline evaluations in this study.

Subjects will be monitored for safety events and will have safety assessments performed at each study visit.  At Month 6 and Month 24, BMD by DXA, as well as clinical and radiologic assessment of the spine for assessment of fractures will be performed.  Bone formation and resorption markers will also be assessed at Day 1 and Month 6.  Further details of these assessments are in Section 7.0, and in Appendix 14.1 and 14.2.

1.3.5                     Selection of Dose

The dose of alendronate (70 mg per week, oral) selected for this study is based upon the recommended daily dose in the product’s prescribing information.

All enrolled subjects will also continue to receive calcium (500-1000 mg) and vitamin D (400-800 IU) supplementation.

2.0                         STUDY OBJECTIVES

The primary objective of this study is to evaluate data obtained following six months of treatment with alendronate, in subjects who have previously received 18 months of blinded treatment with BA058 Injection 80 µg/Placebo.  Safety will be evaluated with clinical, laboratory and radiologic assessment.     The analysis at six months will be based on the treatment that subjects were randomized to in the BA058-05-003 study.  Following the initial six months of treatment in this study, subjects will then enter the long-term observational phase of the study during which the subjects will continue to receive alendronate treatment for an additional 18 months.

The specific objectives of this study are to:

•                  Provide additional information on safety in study subjects receiving six months of treatment with alendronate following 18 months of treatment with BA058 Injection 80 µg/Placebo.

•                  Provide information on the vertebral fracture rate in subjects receiving six months of treatment with alendronate following 18 months of treatment with BA058 Injection 80 µg/Placebo.

•                  Provide additional information on non-vertebral fractures and BMD change associated with six months of treatment with alendronate following 18 months of treatment with BA058 Injection 80 µg/Placebo.

•                  Provide additional information on BMD change and osteoporosis status associated with 24 months of treatment with alendronate after 18 months of BA058 Injection 80 µg/Placebo.

The analysis performed at six months will be used as a follow-up to the 18 month fracture endpoint for Study BA058-05-003.  Additional analyses performed on the data in this study will be descriptive in nature.  Full details of the statistical procedures to be used will be provided in the Statistical Analysis Plan.

3.0                               INVESTIGATIONAL PLAN

3.1                               Overall Design and Study Plan

This study is an open-label extension of Study BA058-05-003.  Subjects and Investigators who participate in Study BA058-05-005 will remain blinded to prior treatment assignment as part of BA058-05-003.  At the End-of-Treatment visit (Visit 9) for Study BA058-05-003, the possibility of participating in the Extension Study will be discussed with subjects randomized to BA058 80 µg/Placebo.  The Extension Study will be comprised of an initial six months of treatment with alendronate.  In the month between Visit 9 and Visit 10, the Investigator will review the results of the assessments performed at Visit 9, including a local interpretation of BMD, and determine if alendronate is appropriate for the subject.  All subjects will continue to receive vitamin D and calcium supplementation as they did in Study BA058-05-003.  The study design is presented in Figure 2, below.

Figure 2:  Protocol BA058-05-005 Study Design

Participation for both the initial and observational phases of the will be approximately 24 months.  There are a total of six clinic visits during the course of the study.

A brief summary of the study is provided below.  For a summary of the study assessments to be performed, refer to Section 7.0 (Study Assessments) and to the Schedule of Visits and Procedures (Appendix 14.1).  A more detailed description of the study procedures on a by-visit basis is provided in Appendix 14.2 (Suggested Schedule of Events and Procedures by Study Visit).  A suggested order of procedures is also provided in this schedule.

3.1.1                     Treatment Period

Subjects will enter into Study BA058-05-005 on Day 1, and Day 1 will also serve as Visit 10 (the Follow-up Visit) for Study BA058-05-003.  The Informed Consent must be signed prior to undergoing any BA058-05-005 study related procedures, and may be signed at either Visit 9 or Visit 10 of Study BA058-05-003.  Subjects who received BA058 Injection 80 µg/Placebo in Study BA058-05-003 will receive six months of open-label oral alendronate treatment as part of this study (BA058-05-005).  Following the initial six months of treatment in this study, subjects will then enter the long-term observational phase of this study during which the subjects will continue to receive osteoporosis care for an additional 18 months.

If determined by the Investigator to be appropriate, treatment will be by oral administration of alendronate at a total dose of 70 mg once per week. Subjects will be given a weekly diary card to record missed doses of medication including calcium and vitamin D.

A total of six clinic visits are scheduled during the study (Day 1, Month 3, Month 6, Month 12, Month 18 and Month 24).

Subjects will be instructed to take their first dose of study drug for Study BA058-05-005 in the morning on the day following their Day 1 visit (Day 2 of this study).  Study subjects will continue calcium and vitamin D supplementation during this study as was administered during BA058-05-003 (Section 6.1).

At Month 3, subjects will return to the clinic for medication resupply, subject diary review and questioning as to their use of concomitant medications and the occurrence of adverse events.

At the Month 6 visit ECG, and safety labs will be performed.  Vertebral fractures will be determined clinically and via protocol directed x-ray evaluation; non-vertebral fractures will be determined clinically.  In addition, subjects will undergo a DXA of the hip and spine (and wrist, if the subject was enrolled in the wrist DXA sub-study in Study BA058-05-003), and have samples drawn for bone markers and anti-BA058 antibodies.  Procedures are to be performed as described in Section 7.0, Appendix 14.1 and Appendix 14.2.

At Months 12 and 18, subjects will return to the clinic for medication resupply, subject diary review and questioning as to their use of concomitant medications and occurrence of adverse events.

At Month 24, subjects will return to the clinic and will undergo clinical and radiologic fracture assessments and have DXA of the hip and spine (and wrist, if the subject was enrolled in the wrist DXA sub-study in Study BA058-05-003).  Any adverse event or clinical laboratory abnormality recorded at the Month 6 Visit will be monitored until it has resolved, become chronic or stable.

4.0                         SELECTION OF STUDY POPULATION

4.1                               Number of Subjects

Subjects who completed 18 months of treatment with either BA058 Injection 80 µg/Placebo in Study BA058-05-003 will be given the opportunity to participate in the Extension Study at all participating centers.  Based on randomization to the BA058 Injection 80 µg/Placebo arms in Study BA058-05-003, up to 1,600 subjects may be entered into this study.

The specific inclusion and exclusion criteria for enrolling subjects in this study are presented below in Sections 4.2 and 4.3, respectively.  Exceptions to these criteria should occur infrequently and should be discussed in advance and approved by the Sponsor Medical Monitor.

4.2                               Inclusion Criteria

Subjects must meet all of the following criteria to be eligible to participate in this study:

1.                                      The subject was enrolled, randomized to BA058 Injection 80 µg/Placebo and completed 18-months of blinded treatment within Study BA058-05-003.

2.                                      The subject is no more than 40 days from Visit 9 in Study BA058-05-003.

3.                                      The subject has read, understood, and signed the written informed consent form for the Extension Study.

4.3                        Exclusion Criteria

Subjects with any of the following characteristics are not eligible to participate in the study:

1.                                      Subjects who were withdrawn from Study BA058-05-003 for any reason.

2.                                      Subjects who experienced a treatment-related SAE during Study BA058-05-003.

4.4                               Withdrawal of Subjects from the Study

Subjects will be informed that they have the right to withdraw from the study at any time for any reason without prejudice to their medical care.

Consistent with the prior protocol, BA058-05-003, the Investigator must withdraw subjects from the study prior at any time in the study for the following reasons:

•             Treatment-related SAEs;

•             Refusal of treatment;

•             Refusal or inability to complete study procedures;

•             Lost to follow-up.

The Investigator should exercise his/her best judgment and also has the right to withdraw subjects from the study during the study for any of the following reasons:

•             ECOG Grade 3 or 4 adverse events [Refer to Appendix14.3];

•             A complex of adverse events which, in the judgment of the Investigator justifies treatment cessation;

•             Serious intercurrent illness;

•             Non-compliance;

•             Protocol violations;

•             Administrative reasons.

If a subject is withdrawn or discontinued from the study, the reason for withdrawal is to be recorded in the source documents and on the case report form.  All subjects withdrawn prior to completing the study should be encouraged to complete the Month 6 or Month 24 Visit (depending on the length of time on study) including any outstanding radiologic assessment or BMD assessment by DXA.

4.5                               Temporary Suspension of Treatment

The Investigator has the right to suspend treatment with alendronate without withdrawal of the subject from the study.  Reasons for temporary suspension of treatment may include a medical reason unrelated to an adverse event (e.g., a planned procedure), or important social or administrative events.  The reason for the suspension of treatment is to be documented in the electronic case report form (eCRF) and in source documents.

When treatment with alendronate is restarted, the subject should resume treatment with the next scheduled dose (as if treatment had not been interrupted).

4.6                               Replacement of Subjects

Subjects who have been enrolled into the study and subsequently withdraw or drop out of the study will not be replaced.

5.0                               STUDY TREATMENTS

5.1                               Study Medications

Alendronate will be sourced locally.  Calcium and vitamin D will be provided by the study centers, similar to their provision in Study BA058-05-003.

5.1.1                     Alendronate

Alendronate will be sourced centrally for Europe, Hong Kong and the US, and will be sourced locally for South America at the expense of the Sponsor.

Subjects will receive total weekly dose of oral alendronate at a dose of 70 mg once per week beginning on Day 2 for 24 months.  Additional provisions for dosing of alendronate should be followed based on the prescribing information.  Alendronate provided will be in the approved, marketed formulation.  The alendronate may be generic substitutable approved versions which contain different inactive ingredients, but the amount of active free alendronate must be equivalent to 70 mg per week.

5.1.1.1           Restrictions on Alendronate Use

Subjects should not receive alendronate if they have the following conditions/limitations:

•                                          Abnormalities of the esophagus and other factors which delay espophageal emptying such as stricture or achalasia.

•                                          Inability to stand or sit upright for at least 30 minutes.

•                                          Hypocalcemia.

•                                          Known history of hypersensitivity to alendronate, alendronate excipients, or related compounds.

5.1.2                     Calcium and Vitamin D Supplements

Calcium and vitamin D supplements will be sourced locally and provided by the sites at the expense of the Sponsor.

5.2                               Packaging, Labeling and Storage

Centrally supplied alendronate will not be repackaged for the study, but will be over-labeled according to local regulatory requirements as necessary.

Calcium and vitamin D supplements will not be relabeled for the study.

5.2.1                     Storage

Alendronate must be kept in a secure, limited-access storage area until dispensed for use to a study subject.  Alendronate sodium should be stored in the container provided at room temperature, 15-30ºC (59-86ºF).

Calcium and vitamin D supplements may be stored at room temperature.

5.3                               Treatment Assignment

All subjects who participate will continue to be identified by the same 7-digit subject number that was assigned upon enrollment into Study BA058-05-003 throughout the study and on the eCRF.

5.4                               Study Medication Administration

5.4.1                     Alendronate Administration

Alendronate must be taken with water only (not mineral water) at least 30 minutes before the first food, beverage or medicinal product (including antacids, calcium supplements and vitamins) of the day.  Other beverages (including mineral water), food and some medicinal products are likely to reduce the absorption of alendronate.

The following instructions should be followed exactly in order to minimize the risk of esophageal irritation and related adverse reactions.

•                  Alendronate should only be swallowed after getting up for the day with a full glass of water (not less than 200 mL or 7 fl. oz.).

•                  Subjects should only swallow alendronate whole.  Subjects should not crush or chew the tablet or allow the tablet to dissolve in their mouths because of a potential for oropharyngeal ulceration.

•                  Subjects should not lie down until after their first food of the day.

•                  Subjects should not lie down for at least 30 minutes after taking alendronate.

•                  Alendronate should not be taken at bedtime or before arising for the day.

At the Month 3, Month 6, Month 12 and Month 18 visits, the unused alendronate tablets are to be returned to the clinic for counting and the subject will be dispensed additional alendronate.  At the Month 24 visit, all unused alendronate tablets are to be returned to the study site.

5.5                               Treatment Compliance

The study site personnel will perform drug accountability at each clinic visit and review each subject diary (refer to Section 7.1.16).  Accountability will be documented on the appropriate forms and subjects will be re-trained on administration as appropriate.  All doses of study medication are to be self-administered.

If a subject does not administer or take all study medication including vitamin D or calcium, the reason for the missed dosing is to be recorded in source documents and on the eCRF.

Returned, unused alendronate will be accounted for by the study site and destroyed as appropriate.

5.6                               Unblinding of Study Medication

Not applicable.

6.0                         CONCOMITANT MEDICATIONS

6.1                               Concomitant Medications

Vitamin D and calcium supplements are required to be administered daily from Day 1 (continuing from Protocol BA058-05-003) until the Month 6 Visit.  Vitamin D and calcium supplements will be administered in the following doses: 400-800 IU/day (Vitamin D) and 500-100mg/day (calcium), or at a dose to be determined by the Investigator and agreed upon by the Sponsor Medical Monitor according to the subjects need.  The doses and schedule of Vitamin D and calcium supplements, which are part of the study medication protocol, should be adhered to and not be changed other than for medical necessity.  The supplements should be taken in the evening with or without food or as otherwise instructed by the Investigator.

For any required concomitant medication, such as statins or antihypertensives, the subject must be on a stable dose at study entry and every effort should be made to maintain a stable dose during study participation.

The occasional use of over-the-counter medications at approved doses (e.g., ibuprofen or acetaminophen) for headache or minor discomfort is allowed.  Occasional short term (<3 months) use of corticosteroids for seasonal allergies or asthma is also allowed.  These are to be recorded on the appropriate case report form.  Subjects should not take any other medications, including over-the-counter medications, herbal medications, or mega-doses of vitamins during the study without prior approval of the Investigator.

If it becomes necessary for a subject to take any other medication during the study, the specific medication(s) and indication(s) must be discussed with the Investigator.  All concomitant medications taken during the course of the study must be recorded in the Subject’s medical record or source document and transcribed into the case report form.

6.2                               Prohibited Medications

Subjects who require treatment during the course of the study with either an anticonvulsant (phenobarbital, phenytoin, carbamazepin or primidone) or chronic treatment with any form of heparin will be discontinued.  Estrogens given as HRT are allowed at entry into the study but cannot be initiated during the study except for local low dose vaginal estrogen.

Drugs that may compromise renal function such as non-steroidal anti-inflammatory drugs should be used with caution.

7.0                               STUDY ASSESSMENTS

Subjects randomized to BA058 Injection 80 µg/Placebo in Study BA058-05-003 will receive alendronate at a dose of 70 mg once per week for a total of 24 months.

The assessments performed at each study visit are displayed in the Schedule of Visits and Procedures in Appendix 14.1.  Appendix 14.2 provides a more detailed schedule of the study procedures by study visit with a suggested order of procedure conduct.  Exact procedures for centrifuging, storage, and shipping of laboratory samples will be detailed in a separate document.  The actual time of each blood collection will be recorded on the appropriate source documents and in the eCRF.

Study-specific assessments are to be conducted only after the subject has provided written informed consent to participate in this study.  The study assessments are described in more detail in Section 7.1 below.

7.1                               Clinical Procedures/Assessments

7.1.1                     Informed Consent

At the End-of-Treatment Visit (Visit 9) for Study BA058-05-003, the possibility of participating in the Extension Study will be discussed with the subjects randomized to BA058 80 µg/Placebo.  The Informed Consent must be signed prior to undergoing any

BA058-05-005 study related procedures, and may be signed at either Visit 9 or Visit 10 of Study BA058-05-003.

7.1.2                     Recent Health Status

The subject’s health status will be updated from their last visit in Study BA058-05-003, as necessary.  Any changes in health status should be recorded as an adverse event, as appropriate.

The physical examination from the End-of-Treatment visit (Visit 9) of Study BA058-05-003 will be the baseline for this study (Day 1).

Interim or symptom-directed physical examinations may be performed at the discretion of the Investigator, if necessary, to evaluate adverse events or clinical laboratory abnormalities.

7.1.3                     Vital Signs

Blood pressure, body temperature (ºC), pulse (bpm) and respiration rate (breaths per minute) are to be measured and recorded at each study visit (Day 1, Month 3 and Month 6, Month 12, Month 18 and Month 24).  Only the Day 1 blood pressure assessments need be conducted as an orthostatic measurement (See Section 7.1.5).

7.1.4                     Height and Weight

Height and weight are to be measured at each study visit (Day 1, Month 3, Month 12, Month 18 and Month 24).  Height is to be measured in the standing position using a medical stadiometer.

7.1.5                     Orthostatic Blood Pressure and Heart Rate

The Day 1 orthostatic blood pressure measurement for Study BA058-05-005 will serve as the Visit 10 orthostatic blood pressure for Study BA058-05-003.  Blood pressure (mmHg; measured in the same arm at each visit) and pulse rate (bpm) will be measured after five minutes in the supine position.  Immediately following this measurement, blood pressure will be measured again after three minutes in the standing position.

7.1.6                     Electrocardiogram

A twelve-lead supine electrocardiograms (ECGs) will be performed and the following ECG parameters will be recorded: rhythm, heart rate, PR interval, QRS duration and QT/QTc.

The Day 1 ECG measurement for Study BA058-05-005 will serve as the Visit 10 ECG measurement for Study BA058-05-003.  An ECG will also be obtained at Month 6.

7.1.7                     Clinical Laboratory Evaluations

Clinical laboratory evaluations will be performed by a central laboratory.  Prior to starting the study, the Sponsor (or its designee) will provide each Investigator with copies of the appropriate laboratory certifications and normal ranges for all laboratory parameters to be performed by that laboratory.

The blood and urinalysis samples are to be obtained under fasting conditions (NPO for 8 hours; water is acceptable) in the morning of each scheduled study visits on Day 1 and Month 6.

All clinically significant laboratory abnormities indicating an adverse event will be followed up by repeat testing and further investigated as necessary, according to the judgment of the Investigator.

7.1.8                     Clinical Chemistry and Urinalysis (Dipstick)

Clinical chemistry and dipstick urinalysis will be performed on Day 1 and at Month 6.  Urinalysis will be performed using samples freshly voided during the clinic visit.  If there are positive findings noted on the dipstick, a urine microscopic examination will be performed.  The following tests will be performed:

Serum Chemistry	•	Sodium
	•	Potassium
	•	Chloride
	•	Inorganic phosphorus
	•	Albumin
	•	Total protein
	•	Glucose
	•	Blood urea nitrogen (BUN)
	•	Creatinine
	•	Uric acid
	•	Aspartate aminotransferase (AST)
	•	Alanine aminotransferase (ALT)
	•	Gamma-glutamyltranspeptidase (GGT)
	•	Creatine phosphokinase (CPK)
	•	Alkaline phosphatase
	•	Total bilirubin
	•	Lactate dehydrogenase (LDH)
	•	Cholesterol
	•	Triglycerides
	•	Total calcium
Urinalysis	•	pH
	•	Glucose
	•	Protein
	•	Ketones
	•	Bilirubin
	•	Blood
	•	Urobilinogen
	•	Specific gravity
	•	Nitrite
	•	Leukocytes

7.1.9                     Hematology

Hematology testing will be performed on Day 1 and at Month 6. The following tests will be performed:

Hematology:	•	Hemoglobin

•	Hematocrit
•	WBC count with differential in absolute counts
•	RBC count
•	Mean corpuscular volume (MCV)
•	Mean corpuscular hemoglobin concentration (MCHC)
•	Mean corpuscular hemoglobin (MCH)
•	Platelet count

7.1.10              Coagulation

Coagulation testing will be performed on Day 1 and at Month 6. The following tests will be performed:

•	Prothrombin time (PT)
•	Partial thromboplastin time (PTT)

7.1.11              24-Hour Urine Collection

The 24-hour urine collection is to be begun the day before the Day 1 and Month 6 visits.  If a sample was not able to be collected on the day prior to the Day 1 visit (i.e., if the subject had not yet signed the ICF for study participation), a 24-hour urine sample must be collected on the day prior to the Month 3 visit.  Subjects are to be instructed to begin the urine collection by discarding the first morning void (~6 a.m.) the day prior to the scheduled clinic visit and to then collect their urine for 24 hours.  A final void is to be collected at the end of the 24-hour period and the urine collection transported to the clinic by the subject.  The 24-hour urinalysis will be used to measure urinary calcium and urinary creatinine.

7.1.12              Bone Mineral Density

All subjects will have bone mineral density measurements (BMD) taken via DXA at Month 6 and at Month 24.  The End-of-Treatment (Visit 9) bone mineral density tests for Study BA058-05-003 will serve as the baseline BMD measurements for Study BA058-05-005.

DXAs will be performed on the hip (femoral neck) and spine (L1-4).  The spinal DXA is to be taken in the postero-anterior (PA) projection with any subsequent spinal DXA to be taken in the same projection.  Subjects who underwent wrist DXAs in Study BA058-05-003 will also have wrist DXAs performed at Month 6 and Month 24.  The same side of the hip and wrist that were used in Study BA058-05-003 must be used for the DXA scan, and the same scanner should be used throughout the study, when possible.

7.1.13              Serum Markers of Bone Metabolism

Blood samples to measure bone markers will be taken on Day 1 and at Month 6.  The results of the bone markers will be reported in the same subset of subjects reported on for Study BA058-05-003.

The following markers of bone formation will be measured:

•                  Serum N-terminal propeptide of type I procollagen (PINP);

•                  Serum bone-specific alkaline phosphatase (BSAP);

•                  Serum osteocalcin.

The following marker of bone resorption will be measured:

•                  Serum C-telopeptides of type 1 collagen crosslinks (CTX).

7.1.14              Clinical and Radiologic Evaluation of Fractures

Subjects will undergo protocol directed antero-posterior and lateral radiographs of the lumbar and thoracic spines at Month 6 and Month 24.  The End-of-Treatment (Visit 9) clinical and radiological evaluation of fractures for Study BA058-05-003 will serve as the baseline assessments for Study BA058-05-005.  Subjects will also be clinically evaluated for non-vertebral fractures (wrist, hip, rib, etc.) that occur de novo during the Treatment Period.

All radiographs will be viewed and assessed centrally by a blinded, independent assessor (radiologist) on the basis of existing baseline and study-acquired vertebral deformity.  Fractures will be assessed according to the severity scale of Genant (1993).  A second blinded radiologist will confirm the assessment of the first reviewer for all subject radiographs in which an incident fracture has been identified.  In the case of any disagreement, a third consensus assessment will be made to adjudicate the incident fracture.

Fractures identified during the study will not be recorded as AEs unless the subject is hospitalized, the fracture is complicated, or the Investigator considers the fracture to be unrelated to the subject’s underlying osteoporosis.  All fractures (vertebral and non-vertebral) will be identified and evaluated as part of the disease assessment and will be documented in the case report forms and source documents.

7.1.15              BA058 Antibody Assessments

The occurrence of anti-drug antibodies will be assessed at the completion of the initial six months of the study.  Serum samples will be drawn at Month 6.  Any subject who tests positive, or has previously tested positive for antibodies subjects will be retested at six month intervals under a separate Safety Surveillance protocol.  Exact procedures for collection, preparation, storage, and shipping of these samples will be detailed in a separate document.  The actual time and date of each blood collection will be recorded on the appropriate source document and in the eCRF.

7.1.16              Subject Diaries

A weekly diary will be completed by the subject beginning on the Day 1 visit and continuing until the last day of Month 24.  This diary will capture missed doses of vitamin D, calcium and alendronate.  The weekly diary will be reviewed at each study visit.

7.1.17              Activity and Diet

Subjects who qualify for enrollment in the study will have no restrictions placed on their usual level of activity or on their usual diet, unless directed by the treating physician for medically justified reasons.

8.0                         ADVERSE EVENTS AND SAFETY EVALUATION

Timely, accurate, and complete reporting and analysis of safety information from clinical studies are crucial for the protection of subjects, Investigators and the Sponsor, and is mandated by Regulatory Agencies worldwide.  All clinical trials sponsored by RADIUS will be conducted in accordance with Standard Operating Procedures (SOPs) that have been established to conform to regulatory requirements worldwide to ensure appropriate reporting of safety information.

8.1                         Definitions, Documentation, and Reporting

8.1.1                     Adverse Event Definition

An adverse event (AE) is any untoward medical occurrence in a subject administered a pharmaceutical product, which does not necessarily have a causal relationship with the treatment.  An AE can be any unfavorable and unintended sign (including an abnormal laboratory finding), symptom, or disease temporally associated with the use of the study drug, whether or not it is considered to be study drug related.  This includes any newly occurring event or previous condition that has increased in severity or frequency since the administration of study drug.

8.1.2                     Serious Adverse Event Definition

A serious adverse event (SAE) is any adverse event, occurring at any dose and regardless of causality that:

•                  Results in death.

•                  Is life-threatening.  Life-threatening means that the subject was at immediate risk of death from the reaction as it occurred, i.e., it does not include a reaction which hypothetically might have caused death had it occurred in a more severe form.

•                  Requires in-patient hospitalization or prolongation of existing hospitalization.  Hospitalization admissions and/or surgical operations scheduled to occur during the study period, but planned prior to study entry are not considered AEs if the illness or disease existed before the subject was enrolled in the trial.  Provided that the illness/disease did not deteriorate in an unexpected manner during the trial (e.g., surgery performed earlier than planned).

•                  Results in persistent or significant disability/incapacity.  Disability is defined as a substantial disruption of a person’s ability to conduct normal life functions.

•                  Is a congenital anomaly/birth defect.  This includes any anomaly detected at or after birth, or any anomaly that results in fetal loss.

•                  Is an important medical event.  An important medical event is an event that may not result in death, be life-threatening, or require hospitalization, but may be considered an SAE when, based upon appropriate medical judgment, it may jeopardize the subject and may require medical or surgical intervention to prevent one of the outcomes listed in the definitions for SAEs.  Examples of such medical events include allergic bronchospasm requiring intensive treatment in an emergency room or at home, blood dyscrasias or convulsions that do not result in in-patient hospitalization, or the development of drug dependency or drug abuse.

Clarification should be made between the terms “serious” and “severe” since they are not synonymous.  The term “severe” is often used to describe the intensity (synonym: severity) of a specific event (as in mild, moderate, or severe myocardial infarction); the event itself, however, may be of relatively minor medical significance (such as a severe headache).  This is not the same as “serious,” which is based on subject/event outcome or action criteria described above and are usually associated with events that pose a threat to a subject’s life or functioning.  A severe adverse event does not necessarily need to be considered serious.  For example, persistent nausea of several hours duration may be considered severe nausea but not an SAE.  On the other hand, a stroke resulting in only a minor degree of disability may be considered mild, but would be defined as an SAE based on the above noted criteria.  Seriousness (not severity) serves as a guide for defining regulatory reporting obligations.

8.2                         Monitoring of Adverse Events and Period of Observation

All AEs will be monitored until they are resolved or have become chronic or stable.  AEs and SAEs will be recorded on the case report forms starting from the time of subject entry from Day 1 of the study until the final study visit (Month 24).  Any SAEs that occur at any time after completion of the study, which the Investigator considers to be related to study drug, must be reported to the Sponsor or its designee.

8.3                         Procedures for Recording and Reporting AEs and SAEs

All adverse events spontaneously reported by the subject and/or in response to an open question from study personnel or revealed by observation, physical examination or other diagnostic procedures must be recorded in the source document and on the appropriate page of the case report form.  Any clinically relevant deterioration in laboratory assessments or other clinical findings is considered an adverse event and must be recorded on the appropriate pages of the case report form.  When possible, signs and symptoms indicating a common underlying pathology should be noted as one comprehensive event.

All SAEs that occur during the course of the study, as defined by the protocol, must be reported by the Investigator to the Study Safety Officer by completing and transmitting the SAE Form within one working day from the point in time when the Investigator becomes aware of the SAE.  In addition, all SAEs including all deaths, which occur up to and including 30 days after administration of the last dose of study drug, must be reported to the Study Safety Officer within one working day.  All SAEs and deaths must be reported whether or not considered causally related to the study drug.  SAE forms will be provided to the study site.  The information collected will include a minimum of the following: Subject number, a narrative description of the event, and an assessment by the Investigator as to the intensity of the event, and relatedness to study drug.  Follow-up information on the SAE may be requested by the CRO, the Study Safety Officer or the Sponsor Medical Monitor.  Contact information for reporting SAEs to the Study Safety Officer is provided on the SAE form.

It is the responsibility of the Investigator to promptly notify the Institutional Review Board (IRB)/Independent Ethics Committee (IEC) of all serious adverse drug reactions involving risk to human subjects in accordance with the requirements of the IRB/IEC.  An unexpected event is one that is not reported in the Investigator’s Brochure.

Planned hospital admissions or surgical procedures for an illness or disease that existed before the subject was enrolled in the trial or before study drug was given are not to be considered AEs unless they occur at a time other than the planned date.

Fractures identified during the study are not to be recorded as AEs unless the subject is hospitalized, the fracture is complicated, or the Investigator considers the fracture to be unrelated to the subject’s underlying osteoporosis.  All fractures will be identified and evaluated as part of the disease assessment and will be documented in the case report forms and source documents.

For both serious and non-serious adverse events, the Investigator must determine the intensity of the event and the relationship of the event to study drug administration.  Intensity for each AE will be defined according to the following criteria:

Intensity	Definition
Mild	Awareness of sign or symptom, but easily tolerated.
Moderate	Discomfort enough to cause interference with normal daily activities.
Severe	Inability to perform normal daily activities

If the intensity of an adverse event changes within a day, the maximum intensity should be recorded.  If the intensity changes over a longer period of time, the changes should be recorded as separate events (having separate onset and stop dates for each intensity).

Relationship to study drug administration will be determined by the Investigator according to the following criteria:

Relationship	Definition
None	No relationship between the event and the administration of study drug. The event is related to other etiologies, such as concomitant medications or subject’s clinical state.
Unlikely

The current state of knowledge indicates that a relationship to study drug is unlikely or the temporal relationship is such that study drug would not have had any reasonable association with the observed event.

Possible

A reaction that follows a plausible temporal sequence from administration of the study drug and follows a known response pattern to the suspected study drug. The reaction might have been produced by the subject’s clinical state or other modes of therapy administered to the subject.

Probable

A reaction that follows a plausible temporal sequence from administration of the study drug and follows a known response pattern to the suspected study drug. The reaction cannot be reasonably explained by the known characteristics of the subject’s clinical state or other modes of therapy administered to the subject.

For the purpose of safety analyses, all AEs that are classified with a relationship to study medication administration of possible or probable will be considered treatment-related events.

8.4                         Rules for Suspension of the Study

As this is an extension study using standard-of-care management of osteoporosis, including products approved for treatment, it is not anticipated that the study will need to be suspended, and therefore, suspension rules are not assigned.  In the event that the prior study (Study BA058-05-003) is suspended, the circumstances of the Study BA058-05-003 suspension will be considered to determine if this study, Study BA058-05-005, should be suspended as well.

9.0                         STATISTICAL PROCEDURES

The primary objective of this study is to evaluate data obtained following six months of standard-of-care osteoporosis treatment, including treatment with alendronate, in subjects who have previously received 18 months of blinded treatment with BA058 Injection 80 µg/Placebo.  Safety data will be obtained with clinical, laboratory and radiologic assessment.  Following the initial six months of treatment in this study, subjects will then enter the long-term observational phase of this study during which the subjects will continue to receive alendronate treatment for an additional 18 months.

The specific objectives of this study are to:

•                  Provide additional information on safety in study subjects receiving six months of treatment with alendronate following 18 months of treatment with BA058 Injection 80 µg/Placebo.

•                  Provide information on the vertebral fracture rate of subjects receiving six months of treatment with alendronate following 18 months of treatment with BA058 Injection 80 µg/Placebo.

•                  Provide additional information on non-vertebral fractures and BMD change associated with six months of treatment with alendronate following 18 months of treatment with BA058 Injection 80 µg/Placebo.

•                  Provide additional information on BMD change and osteoporosis status associated with 24 months of treatment with alendronate after 18 months of treatment with BA058 Injection 80 µg/Placebo.

The analysis performed at six months will be used as a follow-up to the 18 month fracture endpoint for Study BA058-05-003.  Additional analyses performed on data in this study will be descriptive in nature.  Full details of the statistical procedures to be used will be provided in the Statistical Analysis Plan.

9.1                         Sample Size

As this is an extension study, no formal sample size analysis was performed for this study.  Study data will be tabulated and summarized.

9.2                         Randomization, Stratification and Blinding

Osteoporosis treatment will be open label and no randomization is required.

9.3                         Populations for Analysis

All analyses and data summaries will be presented for the Safety Population.

9.3.1                     Safety Population

The Safety Population is comprised of all subjects who qualify on the basis of Study BA058-05-003 and provide informed consent to enroll in this Extension Study.

9.4                         Procedures for Handling Missing, Unused, and Spurious Data

All available data will be included in the data listings and tabulations. Where appropriate, imputations of values for missing data will be performed using last observation carried forward and specified in the Statistical Analysis Plan.  All data recorded on the CRF will be included in the data listings that will accompany the clinical study report.

9.5                         Statistical Methods

9.5.1                     Statistical Considerations

Statistical analysis will focus on longer term safety, fracture incidence, including vertebral fracture and BMD change following six months of standard-of-care osteoporosis treatment in subjects who have previously received 18 months of blinded treatment with BA058 Injection 80 µg/Placebo.  The analyses will be performed based on the treatment arm they were randomized to in the BA058-05-003 study.  The analyses performed on data collected at Month 12 and Month 24 will be descriptive in nature and will be summarized descriptively with number, percentage (for categorical variables), mean, standard deviation, median, minimum and maximum (for continuous variables).

The analyses performed at six months will be used as a follow-up to the 18 month fracture endpoint for Study BA058-05-003.  At this time-point, subjects will be analyzed based upon the randomization assignment in the BA058-05-003 study.

9.5.2                     Baseline Comparisons

Baseline characteristics, medical history, physical examination, vital signs and ECG, will be summarized using standard descriptive statistics.

9.5.3                     Fractures and BMD Analysis

All specified endpoints will be summarized by treatment group and study period using standard descriptive statistics (n, mean, SD, median, minimum, maximum, or n and %, as appropriate).  The fracture incidence and BMD results from the additional six months of treatment with alendronate will be tabulated based on the treatment arm they were randomized to in the BA058-05-003 study, with additional tabular categories for results from the entire contiguous 24 months from the baseline of Study BA058-05-003, for subjects who eventually enter study BA058-05-005.  These descriptive analyses will be conducted on all subjects with baseline and post-baseline data.  The analysis performed at six months will be used a follow-up to the 18 month fracture endpoint for Study BA058-05-003.  The data collected at Month 12 and Month 24 will be tabulated for each efficacy endpoint (vertebral fracture, non-vertebral fracture, and spine, femoral neck and forearm BMD).  This information will be summarized according to original treatment assignment, osteoporosis medications taken between Month 6 and Month 24, and other patient characteristics.

9.5.4                     Safety Analysis

Data will be summarized and tabulated based on the enrolled population for this Extension Study.  All subjects enrolled in the Extension Study will be included in the safety analysis that will be performed on the following parameters:

•                  Incidence and severity of AEs;

•                  Pathological changes in hematology, chemistry and urinalysis data based on normal ranges supplied by the clinical laboratory, if applicable;

Safety assessments for changes in physical examination, vital signs, ECG, and laboratory tests will be descriptively summarized by treatment and study periods.  The results of anti-

BA058 testing will be summarized.  Concomitant medication classes will be categorized using World Health Organization (WHO) drug dictionary and summarized by number and percent of subjects using each class by treatment group.  All treatment emergent adverse events (TEAEs) will be coded for system organ class (SOC) and preferred term (PT) using MedDRA and the number (%) of subjects experiencing each AE (SOC/PT) will be summarized by treatment, relationship to treatment, and severity.  All serious adverse events (SAE) will be listed and the number (%) of subjects with an SAE presented by treatment group.

9.5.5                     Procedures for Reporting Deviations to Original Statistical Analysis Plan

All deviations from the original statistical analysis plan will be provided in the final clinical study report.

9.6                         Data Oversight

9.6.1                     Central Review of Radiographs and DXA Scans

All radiographs will be viewed and assessed by a blinded, independent assessor (radiologist) on the basis of existing baseline and study-acquired vertebral deformity, and fractures will be assessed according to the method of Genant.  A second blinded radiologist will review the assessment of the first reviewer for all subject radiographs in which an incident fracture has been identified.  In the case of any disagreement, a third consensus assessment will be made to adjudicate the incident fracture.  All study DXA scans will also be evaluated centrally by a blinded independent reviewer.  The primary objective of the independent review is to provide objective data to determine the treatment benefit as demonstrated on the pertinent radiologic and clinical data associated with this study.

10.0                  ADMINISTRATIVE REQUIREMENTS

10.1                  Good Clinical Practice

This study will be conducted in accordance with the International Conference on Harmonization (ICH) for Good Clinical Practice (GCP) and the appropriate regulatory requirements.  The Investigator will be thoroughly familiar with the appropriate use of the study medication as described in the protocol and the Investigator’s Brochure.  Essential clinical documents will be maintained to demonstrate the validity of the study and the integrity of the data collected.  The Investigator/institution should establish master files at the beginning of the study which will be maintained and updated during the study and retained thereafter according to the appropriate regulations.

10.2                  Ethical Considerations

The study will be conducted in accordance with ethical principles founded in the Declaration of Helsinki.  The Institutional Review Board (IRB)/Independent Ethics Committee (IEC) will review all appropriate study documentation in order to safeguard the rights, safety and well-being of the subjects.  The study can only be conducted at study sites where IRB/IEC approval has been obtained.  The protocol, informed consent form, Investigator’s Brochure, advertisements (if applicable), and all other forms of information given to subjects will be provided to the IRB/IEC by the Investigator.  In addition, reports on the progress of the study will be submitted to the IRB/IEC by the Investigator at the appropriate intervals.

10.3                  Subject Information and Informed Consent

Each subject (or a legally authorized representative) must give written informed consent prior to any new study-specific procedures being conducted.  It is the responsibility of the Investigator to ensure written informed consent is obtained from each subject participating in this study after an explanation of the objectives, methods, discomforts and potential risks of the study has been provided.  The Investigator (or study personnel) must also explain to each subject that he/she is free to refuse participation in the study or to withdraw from it at any time.  Each subject will also be told that his/her records may be examined by competent authorities and authorized persons but that personal information will be treated as strictly confidential and will not be publicly available.

The informed consent form must be in accordance with the Declaration of Helsinki, ICH and GCP guidelines, and be approved by the Sponsor and the IRB/IEC.  State or local laws may require additional information.  Each subject (or his/her legally authorized representative) must sign and be given a copy of the informed consent form.  Each subject’s signed informed consent form must be maintained by the Investigator and be readily available for review by the Sponsor (or its designee) or the Regulatory Authorities.

10.4                  Protocol Compliance

The Investigator will conduct this study in compliance with the protocol provided by the Sponsor and given approval/favorable opinion by the IRB/IEC and the appropriate Regulatory Authority(ies).  Changes to the protocol will not be made without agreement of the Sponsor Medical Monitor.  All changes to the protocol will require IRB/IEC approval prior to implementation, except when necessary to eliminate an immediate hazard to study subjects or when the change involves only logistical or administrative aspects of the study (e.g., change in Sponsor Medical Monitor or telephone number).  The IRB/IEC may provide, if applicable regulations permit, expedited review and approval/favorable opinion for minor changes in ongoing studies.  The Sponsor will submit all protocol changes to the appropriate Regulatory Authority in accordance with the governing regulations.

In situations requiring a departure from the protocol, the Investigator or other physician in attendance will contact the Sponsor Medical Monitor by telephone, e-mail or fax.  If possible, this contact will be made before implementing any departure from the protocol.  In all cases, contact with the Sponsor Medical Monitor must be made as soon as possible in order to review the situation and agree on an appropriate course of action.  The case report form and source document will describe any departure from the protocol and the circumstances requiring it.

10.5           Case Report Form Completion

eCRFs will be developed to collect information obtained during this study.  It is the Investigator’s responsibility to ensure that the e-CRFs are completed for each subject enrolled in this study and for the accuracy, completeness, legibility and timeliness of the data reported in each e-CRF.  Data for subjects who are screened but not enrolled into the study because they do not meet study criteria or do not complete all screening procedures, should be recorded in the e-CRF.

eCRFs will be completed and any corrections of data will be made according to procedures provided by the Sponsor (or designee).

10.6                  Source Documents

Source documents are defined as original documents, data and records.  This may include hospital records, clinical and office charts, laboratory data/information, work sheets, subjects’ diaries or evaluation checklists, pharmacy dispensing and other records, recorded data from automated instruments, microfiches, photographic negatives, microfilm or magnetic media, ECG printouts, and/or x-rays.

The Investigator(s)/institution(s) will permit trial-related monitoring, audits, IRB/IEC review, and regulatory inspection(s), providing direct access to source data documents.

10.7                  Study Monitoring

The Sponsor (or its designee) will ensure that the study is monitored in accordance with ICH-GCP Guidelines.  Monitoring is the act of overseeing the progress of a clinical trial and of ensuring that it is conducted, recorded, and reported in accordance with the protocol, standard operating procedures, Good Clinical Practice, and the applicable regulatory requirements and that the study data are accurate, complete and verifiable from source data.  All study documentation and other source data will be made available to the Sponsor (or its designee), the IRB and to Regulatory Authorities for inspection upon request.

10.8                  On-Site Audits

Representatives of the IRB or the Sponsor (or designee) may visit the study site to carry out an audit of the study in compliance with regulatory guidelines and company policy.  Such audits will require access to all study records including source documents, CRFs, and other study documents.  Direct access to these study records must be guaranteed by the Investigator, who must provide support for these activities at all times.

Similar auditing procedures may also be conducted by agents of any Regulatory Authority reviewing the results of this study.  The Investigator/institution should immediately notify the Sponsor if they have been contacted by a Regulatory Authority concerning an upcoming inspection.

10.9           Drug Accountability

Accountability for the study medication at the study site is the responsibility of the Investigator.  Drug accountability will be performed only on alendronate, calcium and vitamin D.  The Investigator will ensure that the study medication is used only in accordance with this protocol.  Where allowed, the Investigator may choose to assign some of the study medication accountability responsibilities to qualified study personnel.

Study medication accountability records indicating the delivery date to the study site, inventory at the study site and dispensing/use will be maintained.  These records will adequately document that the study medications were dispensed and returned as specified in the protocol.  Accountability records will include dates, quantities, and subject numbers.  The Sponsor (or its designee) will review study medication accountability records at the study site on an ongoing basis during the study.  All used and unused study medication must be inventoried, accounted for, and approved by the Sponsor (or its designee) prior to destruction.  If the site is not capable of study drug disposal/destruction, the Sponsor will arrange for an alternative method.  Records of disposal must be maintained with the study records.

10.10           Record Retention

The Investigator will maintain all study records according to ICH/GCP and applicable regulatory requirements.  Essential documents must be retained for two years after the final marketing approval in an ICH region or at least two years have elapsed since the discontinuation of clinical development of the study medication.  It is the responsibility of the Sponsor to inform the Investigator of when these documents can be destroyed.  In addition, all subject medical records and other source documentation will be kept for the maximum time permitted by the hospital, institution or medical practice.

The Investigator/institution will take measures to prevent accidental or premature destruction of these documents.  If the responsible Investigator retires, relocates, or for other reasons withdraws from the responsibility of keeping the study records, custody must be transferred to a person who will accept the responsibility.  The Sponsor must be notified in writing of the name and address of the new custodian.

10.11           Study Termination

This study may be terminated at any time by the Sponsor if there is sufficient reasonable cause.  Circumstances that may warrant termination include, but are not limited to:

•                  Determination of unexpected, significant, or unacceptable risk to subjects.

•                  Failure of enrollment

•                  Administrative reasons

•                  Plans to modify, suspend or discontinue the development of the study drug.

In addition, individual study sites may be terminated from study participation for reasons including, but not limited to the following:

•                  Failure to enter subjects at an acceptable rate.

•                  Insufficient adherence to protocol requirements.

•                  Incomplete and/or non-evaluable data.

In all cases, the terminating parties will provide written notification documenting the reason for study termination to all the relevant parties.

Should the study or an individual site be prematurely closed, all study materials (completed, partially completed, and blank CRFs, study drug, etc.) must be returned to the Sponsor (or its designee).

10.12           Liability and Insurance

The Sponsor has subscribed to an insurance policy covering, in its terms and provisions, its legal liability for injuries caused to participating persons and arising out of this research performed strictly in accordance with the scientific protocol as well as with applicable law and professional standards.

11.0                  USE OF INFORMATION AND PUBLICATION OF STUDY FINDINGS

11.1                  Use of Information

All information regarding BA058 supplied by the Sponsor (or its designee) to the Investigator is privileged and confidential information.  The Investigator agrees to use this information to accomplish the study and will not use it for other purposes without prior consent from the Sponsor.

The information developed during the conduct of this clinical study is also considered confidential and will be used by the Sponsor in connection with the development of BA058.  This information may be disclosed as deemed necessary by the Sponsor to other clinical Investigators, other pharmaceutical companies, and to Regulatory Authorities.  To allow for the use of the information derived from this study and to ensure complete and thorough analysis, the Investigator is obligated to provide the Sponsor (or its designee) with complete study results and all data developed in this study and to allow direct access to source data/documents for study-related monitoring, audits, IRB/IEC review, and regulatory inspection.

11.2                        Publication

One publication of the study data is planned.  A Publications Committee composed of Investigators participating in the study and representatives from the Sponsor as appropriate will be formed to oversee the publication of the study results, which will reflect the experience of all participating study centers.

Subsequently, individual Investigators may publish results from the study in compliance with their agreement with the Sponsor.  A pre-publication manuscript must be provided to the Sponsor at least 30 days prior to the submission of the manuscript to a publisher.  Similarly, the Sponsor will provide any company prepared manuscript to the Investigators for review at least 30 days prior to submission to a publisher.

The Investigator shall comply with the policy of the Sponsor regarding confidential or proprietary information in any such paper and agrees to withhold publication of same for an additional 60 days in order to permit the Sponsor to obtain patent or other proprietary rights protection, if the Sponsor deems it necessary.

12.0                        INVESTIGATOR AGREEMENT

To be completed by the Investigator

I have read Protocol BA058-05-005: “An Extension Study to Evaluate 24 Months of Standard-of-Care Osteoporosis Management Following Completion of 18 Months of BA058 or Placebo Treatment in Protocol BA058-05-003”.

I agree to conduct the study as detailed herein and in compliance with ICH Guidelines for Good Clinical Practice and applicable regulatory requirements and to inform all who assist me in the conduct of this study of their responsibilities and obligations.

The signature below constitutes my agreement to the contents of this protocol.

Signature of Principal Investigator	Date

Principal Investigator (print)

Signature of Sponsor’s Medical Officer (where applicable)

Louis Brenner, MD	Date

13.0                  REFERENCES

Balena R, Toolan BC, Shea M, Markatos A, Myers ER, Lee SC, Opas EE, Seedor JG, Klein H, Frankenfield D, Quartuccio H, Fiovanti C, Clair J, Brown E, Hayes WC, Rodan GA.  The effects of 2-year treatment with the aminobisphosphonate alendronate on bone metabolism, bone histomorphometry, and bone strength in ovariectomized nonhuman primates.  J Clin Invest 1993; 92:2577-2586.

Balena R, Markatos A, Seedor JG, Gentile M, Stark C, Peter CP, Rodan GA.  Long-term safety of the aminobisphosphonate alendronate in adult dogs.  II Histomorphometric analysis of the L5 vertebrae.  J Pharmacol Exp Ther 1996; 276(1):277-83.

Black DM, Bilezikian JP, Ensrud KE, Greenspan SL, Palermo L, Hue T, Lang TF, McGowan JA, Rosen CJ.  One year of alendronate after one year of parathyroid hormone (1-84) for osteoporosis. N Engl J Med 2005; 353(6):555-565.

Bone HG, Hosking D, Devogelaer JP, Tucci JR, Emkey RD, Tonito RP, Rodriguez-Portales JA, Downs RW, Grupta J, Santora AC, Liberman UA, Alendronate Phase III Osteoporosis Treatment Study Group.  Ten years’ experience with alendronate for osteoporosis in postmenopausal women.  N Eng J Med 2004; 350(12):1189-99.

Devogelaer JP, Broll H, Correa-Rotter R, Coming DC, De Deuxchaisnes CN, Geusens P, Hosking D, Jaeger P, Kaufman JM, Leite M, Leon J, Liberman U, Menkes CJ, Meunier PJ, Reid I, Rodriguez J, Romanowicz A, Seeman E, Vermeulen A, Hirsch LJ, Lombardi A, Plezia K, Santora AC, Yates AJ, Yuan W.  Oral alendronate induces progressive increases in bone mass of the spine, hip and total body over 3 years in postmenopausal women with osteoporosis.  Bone 1996; 18(2):141-50.

EMEA. Guideline on the evaluation of medicinal products in the treatment of primary osteoporosis. 2007.

FDA. Guidelines for preclinical and clinical evaluation of agents used in the prevention or treatment of postmenopausal osteoporosis. 1994.

FDA. Draft guidance:  Development of parathyroid hormone for the prevention and treatment of osteoporosis. 2000.

Fosamax® Prescribing Information.  Whitehouse Station, NJ: Merck Sharp & Dohme Corp.; 2012.

Genant HK, Wu CY, van KC, and Nevitt MC. Vertebral fracture assessment using a semiquantitative technique. J Bone Miner Res 1993; 8:1137-1148.

Guidance for Industry. E6 Good Clinical Practice: Consolidated Guidance. U.S.Department of Health and Human Services, Food and Drug Administration. April 1996.

Gullberg B, Johnell O, Kanis JA.  World-wide projections for hip fracture.  Osteoporos Int 1997; 7:407-413.

Lefage M-H, Balena R, Battle MA, Shea M, Seedor JG, Klein H, Hayes WC, Rodan GA.  Comparison of alendronate and sodium fluoride effects on cencellous and cortical bone in minipigs.  J Clin Invest 1995; 95:2127-2133.

Liberman UA, Weiss SR, Broll J, Minne HW, Quan H, Bell NH, Rodriguez-Portales J, Downs Jr. RW, Dequeker J, Favus M, Seeman E, Recker RR, Capizzi T, Santora AC, Lombardi A, Shah RV, Hirsch LJ, Karpe DB.  Effect of oral alendronate on bone mineral density and the incidence of fractures in postmenopausal osteoporosis.  N Engl J Med 1995; 333(22):1437-43.

Reginster JY, Burlet N.  Osteoporosis: still increasing prevalence.  Bone 2006; 38(Suppl 1):S4-9.

Rittmaster RS, Bolognese M, Ettinger MP, Hanley DA, Hodsman AB, Kendler DL, Rosen CJ.  Enhancement of bone mass in osteoporotic women with parathyroid hormone followed by alendronate.  J Clin Endocrinol Metab 2000; 85(6):2129-34.

Rizzoli R, Bonjour JP, and Ferrari SL. Osteoporosis, genetics and hormones. J Mol Endocrinol 2001; 26:79-94.

Tucci JR, Tonino RP, Emkey RD, Peverly CA, Kher U, Santora AC 2nd.  Effect of three years of oral alendroneate treatment in postmenopausal women with osteoporosis. Am J Med 1996; 101(5):488-501.

WHO Scientific Group on the assessment of osteoporosis at primary health care level.  World Health Organization Summary Meeting Report 2007.

World Medical Association Declaration of Helsinki. The World Medical Association, Inc. 2008.

14.0                                                APPENDICES

Visit 1 2 3 4 5 6 Procedure Study Day/Month: Visit 10 003/ Visit 11 005 Month 3 Month 6 Month 12 Month 18 Month 24 Day 1 90 180 360 540 720 Visit Window (Days) N/A ± 5 ± 14 ± 14 ± 14 ± 14 Informed consent X Review of entrance criteria X Recent health status X X X X X X Vital signs, weight and height measurements2 X X X X X X Electrocardiogram X X Urinalysis (dipstick) 3 X X Chemistry blood collection4 X X Hematology blood collection5 X X Coagulation blood collection5 X X PTH(1-84) X 25-hydroxy vitamin D level X 1,25-dihydroxy vitamin D level X Serum markers of bone metabolism 5 X X BA058 antibody levels X 24-hour urine collection (for calcium:creatinine and creatinine clearance)6 X X7 X Clinical and radiologic (spine, lumbar and thoracic vertebrae) fracture X X assessments Bone mineral density of hip and spine by DXA8 X X Bone mineral density of wrist by DXA9 X X Calcium and vitamin D supplements Daily Alendronate administration (if applicable) Dosing as per prescribing information Study medication resupply (if applicable) X X X X Subject diary review10 X X X X X Document adverse events and concomitant medications Daily

14.2                  Suggested Schedule of Events and Procedures by Study Visit

The purpose of this guide is to provide more detailed instructions for the study procedures listed in Appendix 14.1.  This guide presents the procedures in a suggested sequence of performance at each study visit.  Further information may be found within the protocol and in other study reference manuals (e.g., ECG, clinical laboratory sample processing).

Of note:

•                  Blood and urinalysis samples are to be obtained under fasting conditions (NPO. for 8 hours; water is acceptable) in the morning of Day 1 and Month 6.

•                  DXA Scans: Always use the same study-validated machine; preferably the same technician.

•                  The 24-hour urine collection will be started at home the day before the clinic visit where the collection is required.  Subjects will be instructed to discard the first morning void and begin the collection at least 24 hours before their clinic visit the following day. They will collect all urine for 24 hours with a final void before coming to the clinic. Routine urinalyses are to be performed using samples freshly voided during the clinic visit.  Subjects should receive a reminder to initiate their 24-hour urine 2 days before their scheduled visit.

•                  Alendronate for Europe, Hong Kong and the US will be sourced centrally; alendronate for South America will be sourced locally by the medical center and reimbursed by the Sponsor.

•                  Subjects will be instructed to take the calcium and vitamin D supplements daily (in the evening with or without food or as otherwise instructed by the Investigator) until discharge from the study.  This is required until the end of Month 24.

Definitions of Common Procedures:

The terms used in the by-visit schedule that follows are further defined below.

Recent health status (document any changes from last visit)

•                  Question subject regarding any new health issues

•                  Question subject regarding any new adverse events

•                  Question subject regarding any new concomitant medications

•                  Question subject regarding any new issues related to ability to continue with study

Pulse, respiration and temperature:

•                  Pulse rate (beats/minute) taken after approximately five minutes in the supine position.

•                  Respiration rate (breaths/minute).

•                  Body temperature (°C).

Weight and height measurements:

•                  Weight (kg).

•                  Height (cm) standing measurements are to be performed using the same medical stadiometer and standardized procedures each time.

Orthostatic blood pressure:

•                  Orthostatic blood pressure (mmHg) (measured in same arm each time/each visit) is measured after five minutes in the supine position followed by a measurement taken after 3 minutes in the standing position.  Only the blood pressure assessment on Day 1 (Visit 10) needs to be orthostatic.

ECG

•                  Twelve-lead supine electrocardiogram

•                  Print hard copy for reading by qualified study personnel

•                  More than one ECG may be performed per time-point.

24 hour urine collection

•                  Subject to discard first morning void (suggest 6 a.m.) on day before clinic visit

•                  Subject to collect urine for approximately 24 hours

•                  Subject to collect final void at end of collection and bring collection to clinic.

•                  Process for calcium and creatinine

Urinalysis

•                  Obtain under fasting conditions (NPO. except water for 8 hours)

•                  Routine urinalysis is to be performed using a sample freshly voided during the clinic visit (microscopic examination if positive dipstick).

Review study medication administration procedures with subject

•                  Alendronate should be taken daily, preferably at the same time each morning/day of the week

Scheduling and instructions for next clinic visit

•                  Schedule visit

•                  Remind subject of any fasting requirements

•                  Provide urine collection instructions and materials as necessary

•                  Remind subjects to complete the diaries until the end of the study

Vitamin D and calcium supplements

•                  Vitamin D and calcium supplements are required throughout the study.  Only those supplements supplied as part of study medication may be used and are to be used at the daily recommended dose (see Section 5.1.2).

•                  Supplements should be taken in the evening, with or without food as instructed by the Investigator.

•                  At each study visit, assess the subject’s supply and resupply as necessary.

•                  Drug usage reconciliation is to be performed when a new supply is provided.

Visit 10 for Study BA058-05-003

Day 1 Visit for Study BA058-05-005

Day 1

VISIT	ACTIVITIES
Day 1 Day 1 Visit for Study BA058-05-005 Visit 10 for Study BA058-05-003

Written informed consent must be obtained

Recent health status

•      Document any changes since End-of-Treatment visit (Visit 9) from Study BA058-05-003

Study staff will receive your prior days 24-hour urine sample (if a 24-hour urine sample was not collected prior to Day 1, the subject must begin a 24-hour urine sample on the day prior to the Month 3 visit

Subject diary review

•      Review study medication diary (calcium and vitamin D)/dispense new diary if necessary

•      Record deviations in dosing or any AEs in source documents and CRFs

•      Collect diaries and enter data into CRF

Vital signs, weight and height measurement

Orthostatic blood pressure

ECG

Blood collection:  fasting conditions (NPO except water for 8 hours)

•      Chemistry

•      Hematology

•      Coagulation (PT and PTT)

•      Serum markers of bone metabolism, where applicable

•      PINP

•      bone-specific alkaline phosphatase

•      serum osteocalcin

•      serum CTX

•      Urinalysis (Dipstick)

Study medication

•      Dispense three month supply of alendronate

•      Assess subject’s supply of calcium and vitamin D supplements; resupply as necessary

•      Instruct subject to take daily until they are discharged from the study

Scheduling and instructions for next clinic visit

•      Remind subject to take study medication as instructed

•      24-hour urine collection:  If subjects did not provide a 24-hour urine sample for Visit 1, dispense urine collection container and instruct subjects to perform 24-hour urine collection beginning the morning 24 hours prior to their next scheduled visit (Month 3)

•      Remind subject to record study medication use

Month 3 Visit for Study BA058-05-005

Day 90 (±5 days)

VISIT	Activities
Month 3

Recent health status

•      Document any changes since previous visit

Study staff will receive the prior days 24 hour urine sample, if applicable

Vital signs, height and weight measurement

Subject diary review

•      Review study medication diary/dispense new diary if necessary

•      Record deviations in dosing or any AEs in source documents and CRFs.

•      Collect diaries and enter data into CRF

Study medication

•      Dispense three month supply of alendronate

•      Assess subject’s supply of calcium and vitamin D supplements; resupply as necessary, instruct subject to take daily until they are discharged from the study

Scheduling and instructions for next clinic visit

•      24-hour urine collection:  Dispense urine collection container and instruct subjects to perform 24-hour urine collection beginning the morning 24 hours prior to their next scheduled visit (Month 6)

•      Remind subject to take study medication as instructed

•      Remind subject to record study medication use

Month 6 Visit for Study BA058-05-005

Day 180 (±14 Days)

VISIT	Activities
Month 6

Physical Examination

Recent Health Status

•      Document any changes from last visit

Collect 24 hour urine sample from subject

Study staff will receive your prior days 24-hour urine sample

•      Review diary of study medication

•      Collect diary and enter data into CRF, record dosing deviations or any AEs in source documents and CRFs

Vital signs, weight and height measurement

ECG

Blood collection:  fasting conditions (NPO except water for 8 hours)

•      Chemistry

•      Hematology

•      Coagulation (PT and PTT)

•      Serum markers of bone metabolism, where applicable

•      PINP

•      bone-specific alkaline phosphatase

•      serum osteocalcin

•      serum CTX

•      BA058 antibody levels

•      Urinalysis (Dipstick)

Clinical and radiologic fracture evaluations

•      Obtain antero-posterior and lateral radiographs of the lumbar and thoracic vertebrae

•      Document any non-vertebral fractures

Bone mineral density

•      Perform DXA of spine (L1-L4), hip (femoral neck), and wrist (distal 1/3 radius), where applicable.

Study Medication

•      Dispense six month supply of alendronate

•      Assess subject’s supply of calcium and vitamin D supplements, resupply as necessary

Scheduling and instructions for next clinic visit

•      Remind subject to take study medication as instructed

•      Remind subject to record study medication use

Month 12 Visit for Study BA058-05-005

Day 360 (±5 days)

VISIT	Activities
Month 12

Recent health status

•      Document any changes since previous visit

Vital signs, height and weight measurement

Subject diary review

•      Review study medication diary/dispense new diary if necessary

•      Record deviations in dosing or any AEs in source documents and CRFs.

•      Collect diaries and enter data into CRF

Study medication

•      Dispense six month supply of alendronate

•      Assess subject’s supply of calcium and vitamin D supplements; resupply as necessary, instruct subject to take daily until they are discharged from the study

Scheduling and instructions for next clinic visit

•      Remind subject to take study medication as instructed

•      Remind subject to record study medication use

Month 18 Visit for Study BA058-05-005

Day 540 (±5 days)

VISIT	Activities
Month 18

Recent health status

•      Document any changes since previous visit

Vital signs, height and weight measurement

Subject diary review

•      Review study medication diary/dispense new diary if necessary

•      Record deviations in dosing or any AEs in source documents and CRFs.

•      Collect diaries and enter data into CRF

Study medication

•      Dispense six month supply of aalendronate

•      Assess subject’s supply of calcium and vitamin D supplements; resupply as necessary, instruct subject to take daily until they are discharged from the study

Scheduling and instructions for next clinic visit

•      Remind subject to take study medication as instructed

•      Remind subject to record study medication use

Month 24 Visit for Study BA058-05-005

Day 720 (±5 days)

VISIT	Activities
Month 24

Recent health status

•      Document any changes since previous visit

Vital signs, height and weight measurement

Subject diary review

•      Review study medication diary

•      Record deviations in dosing or any AEs in source documents and CRFs.

•      Collect diaries and enter data into CRF

Clinical and radiologic fracture evaluations

•      Obtain antero-posterior and lateral radiographs of the lumbar and thoracic vertebrae

•      Document any non-vertebral fractures

Bone mineral density

•      Perform DXA of spine (L1-L4), hip (femoral neck), and wrist (distal 1/3 radius), where applicable.

Study medication

•      Collect unused study medication

Discharge subject from study

•      Subject is terminated from the study unless adverse events require further follow through

Discuss continuing treatment options

•      Subjects will receive standard-of-care management according to their physician

14.3      Eastern Cooperative Oncology Group (ECOG) Common Toxicity Criteria

Category Toxicity (units)	Grade 0	Grade 1	Grade 2	Grade 3	Grade 4
Haematology
WBC (x109/L)	4	3.0 - 3.9	2.0 - 2.9	1.0 - 1.9	< 1.0
Platelets (x109/L)	WNL	75.0 - normal	50.0 - 74.9	25.0 - 49.9	< 25.0
Haemoglobin (g/L); (mmol/L)	WNL	100.0 - normal; 6.2 - normal	80.0 - 99.0; 5.0 - 6.1	65.0 - 79.0 4.0 - 4.9	< 65.0 < 4.0
Granulocytes/ Bands (x109/L)	2	1.5 - 1.9	1.0 - 1.4	0.5 - 0.9	< 0.5
Lymphocytes (x109/L)	2	1.5 - 1.9	1.0 - 1.4	0.5 - 0.9	< 0.5
Haemorrhage	none	mild, no transfusion	gross, 1 - 2 units transfusion per episode	gross, 3 - 4 units transfusion per episode	massive, > 4 units transfusion per episode
Coagulation
Fibrinogen	WNL	0.99 - 0.75 x N	0.74 - 0.50 x N	0.49 - 0.25 x N	< 0.25 x N
Prothrombin time(quick)	WNL	1.01 - 1.25 x N	1.26 - 1.50 x N	1.51 - 2.00 x N	> 2.00 x N
Partial thromboplastin time	WNL	1.01 - 1.66 x N	1.67 - 2.33 x N	2.34 - 3.00 x N	> 3.00 x N
Metabolic
Hyperglycaemia (mmol/L)	< 6.4	6.4 - 8.9	9.0 - 13.9	14.0 - 27.8	> 27.8 or ketoacidosis
Hypoglycaemia (mmol/L)	> 3.6	3.6 - 3.1	3.0 - 2.3	2.2 - 1.7	< 1.7
Amylase	WNL	< 1.5 x N	1.5 - 2.0 x N	2.1 - 5.0 N	> 5.0 x N
Hypercalcaemia (mmol/L)	< 2.65	2.65 - 2.88	2.89 - 3.13	3.14 - 3.36	> 3.37
Hypocalcaemia (mmol/L)	> 2.10	2.10 - 1.94	1.93 - 1.74	1.73 - 1.52	< 1.51
Hypomagnesaemia (mmol/L)	> 0.58	0.58 - 0.48	0.47 - 0.36	0.35 - 0.24	< 0.23
Gastrointestinal
Nausea	none	able to eat reasonable intake	intake significantly decreased but can eat	no significant intake	—
Vomiting	none	1 episode in 24 hrs	2 - 5 episodes in 24 hrs	6 - 10 episodes in 24 hrs	> 10 episodes in 24 hrs or requiring parenteral support
Diarrhoea	none	increase of 2 - 3 stools/day over pre-Rx	increase of 4 - 6 stools/day, or nocturnal stools, or moderate cramping	increase of 7 - 9 stools/day, or incontinence, or severe cramping	increase of > 10 stools/day or grossly bloody diarrhoea, or need for parenteral support
Stomatitis	none	painless ulcers, erythema, or mild soreness	painful erythema, oedema, or ulcers but can eat solids	painful erythema, oedema, or ulcers and cannot eat solids	requires parenteral or enteral support for alimentation
Liver
Bilirubin (N = 17 µmol/L)	WNL	—	< 1.5 x N	1.5 - 3.0 x N	> 3.0 x N
Transaminase (SGOT, SGPT)	WNL	2.5 x N	2.6 - 5.0 x N	5.1 - 20.0 x N	> 20.0 x N
Alkaline phosphatase or 5-nucleotidase	WNL	< 2.5 x N	2.6 - 5.0 x N	5.1 - 20.0 x N	> 20.0 x N

Category Toxicity (units)	Grade 0	Grade 1	Grade 2	Grade 3	Grade 4
Liver- clinical	No change from baseline	—	—	precoma	hepatic coma
Kidney, bladder
Creatinine	WNL	< 1.5 x N	1.5 - 3.0 x N	3.1 - 6.0 x N	> 6.0 x N
Proteinuria	No change	1 (+) or < 0.3 g% or 3 g/L	2 - 3 (+) or 0.3-1.0 g% or 3-10 g/L	4 (+) or > 1.0 g% or > 10g/L	nephrotic syndrome
Haematuria	Negative	microscopic only	gross, no clots no Rx needed	gross and clots bladder irrigation	requires transfusion or cystectomy
Weight gain/ loss	< 5.0%	5.0 - 9.9%	10.0 - 19.9%	20.00%	—
Pulmonary
Pulmonary	none or no change	asymptomatic, with abnormality in PFTs	dyspnoea on significant exertion	dyspnoea at normal level of activity	dyspnoea at rest
Cardiac
Cardiac arrhythmias	none	asymptomatic, transient, requiring no therapy	recurrent or persistent, no therapy required	requires treatment	requires monitoring; or hypotension, or ventricular tachycardia or fibrillation
Cardiac function	none	asymptomatic, decline of resting ejection fraction by less than 20 % of baseline value	asymptomatic, decline of resting ejection fraction by more than 20 % of baseline value	mild CHF, responsive to therapy	severe or refractory CHF
Cardiac ischaemia	none	non-specific T- wave flattening	asymptomatic, ST and T wave changes suggesting ischaemia	angina without evidence of infraction	acute myocardial infarction
Cardiac- pericardial	none	asymptomatic effusion, no intervention required	pericarditis (rub, chest pain, ECG changes)	symptomatic effusion; drainage required	tamponade; drainage urgently required
Hypertension	none or no change	asymptomatic, transient increase by greater than 20 mmHg (D) or to > 150/100 if previously WNL. No treatment required.	recurrent or persistent increase by greater than 20 mmHG (D) or to > 150/100 if previously WNL. No treatment required.	requires therapy	hypertensive crisis
Hypotension	none or no change	changes requiring no therapy (including transient orthostatic hypotension)	requires fluid replacement or other therapy but not hospitalisation	requires therapy and hospitalisation; resolves within 48 hrs of stopping the agent	requires therapy and hospitalisation for > 48 hrs after stopping the agent
Neurologic
Neuro: sensory	none or no change	mild paraesthesias; loss of deep tendon reflexes	mild or moderate objective sensory loss moderate paraesthesias	severe objective sensory loss or paraesthesias that interfere with function	—

Category Toxicity (units)	Grade 0	Grade 1	Grade 2	Grade 3	Grade 4
Neuro: motor	none or no change	subjective weakness; no objective findings	mild objective weakness without significant impairment of function	objective weakness with impairment of function	paralysis
Neuro: cortical	none	mild somnolence or agitation	moderate somnolence or agitation	severe somnolence, (>50 % waking hours), agitation, confusion, disorientation or hallucinations	coma, seizures, toxic psychosis
Neuro: cerebellar	none	slight incoordination, dysdiadochokinesia	intention tremor, dysmetria, slurred speech, nystagmus	locomotor ataxia	cerebellar necrosis
Neuro: mood	no change	mild anxiety or depression	moderate anxiety or depression	severe anxiety or depression	suicidal ideation
Neuro: headache	none	mild	moderate or severe but transient	unrelenting and severe	—
Neuro: constipation	none or no change	mild	moderate	severe	ileus > 96 hrs
Neuro: hearing	none or no change	asymptomatic, hearing loss on audiometry only	tinnitus	hearing loss interfering with function but correctable with hearing aid	deafness not correctable
Neuro: vision	none or no change	—	—	symptomatic subtotal loss of vision	blindness
Pain
Pain	none	mild	moderate	severe	reg. narcotics
Skin
Skin	none or no change	scattered macular or papular eruption or erythema that is asymptomatic	scattered macular or papular eruption or erythema with pruritus or other associated symptoms	generalised symptomatic macular, papular or vesicular eruption	exfoliative dermatitis or ulcerating dermatitis
Alopecia
Alopecia	no loss	mild hair loss	pronounced or total hair loss	—	—
Allergy
Allergy	none	transient rash, drug fever < 38[o]C (<100.4[o]F)	urticaria, drug fever 38[o]C (100.4[o]F), mild bronchospasm	serum sickness, bronchospasm requiring parenteral medication	anaphylaxis
Local
Local	none	pain	pain and swelling with inflammation or phlebitis	ulceration	plastic surgery indicated
Fever of unknown origin
Fever of unknown origin	none	37.1 - 38.0[o] C 98.7[o] - 100.4[o] F	38.1 - 40.0[o] C 100.5 - 104[o] F	> 40.0[o]C (> 104[o] F) for less than 24hrs	> 40.0[o] C (> 104[o] F) for more than 24 hrs or accompanied by hypotension
Infection
Infection	none	mild	moderate	severe	life-threatening

Category Toxicity (units)	Grade 0	Grade 1	Grade 2	Grade 3	Grade 4
Additional events
Asthenia	analogous to Karnofsky index (WHO grading)
Chills	analogous to fever
Peripheral oedema	analogous to weight gain
Anorexia	analogous to weight loss

(1)The procedures for the Follow-up visit (Visit 10) for Study BA058-05-003 will serve as the procedures performed at Day 1 (for Study BA058-05-005).  The consent form will need to be signed if it was not signed during the End-of-Treatment Visit (Visit 9) of Study BA058-05-003.

(2) Vital signs (blood pressure, pulse rate, body temperature, and respiration rate) are to be recorded at each study visit.  Only the blood pressure assessment on Day 1 (Visit 10) needs to be orthostatic.  Height is to be measured at each visit in the standing position using a medical stadiometer.  Weight is to be measured at each visit.  Orthostatic blood pressure is to be measured initially after 5 minutes in the supine position and then again after standing for three minutes.

(3) All routine urinalysis will be performed on a sample freshly voided during the clinic visit.

(4) These blood samples are to be obtained under fasting conditions (N.P.O. for 8 hours; water is acceptable) in the morning of each scheduled study visit.

(5) Includes blood samples for PINP, bone-specific alkaline phosphatase, serum osteocalcin and CTX.

(6) Twenty-four hour urine collection will be used for urinary calcium and urinary creatinine measurements. Subjects will discard the 1st void and begin a 24-hour urine collection the day prior to the clinic visit.

(7) A 24-hour urine collection will be collected at Month 3 only if a sample was not collected for the Day 1 (Visit 10).

(8) Each DXA for a given subject should be performed on the same machine, and if available, preferably by the same technician

(9) Each DXA for a given subject should be performed on the same machine, and if available, preferably by the same technician.  Only subjects who had wrist DXA assessments in Study BA058-05-003 will have wrist DXAs performed.

(10) The subjects will maintain a diary throughout the study to record missed doses of medication (including supplements) on a weekly basis; the diaries are to be reviewed with the subject at each study visit.